FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-226082-03

June 18, 2019

Free Writing Prospectus

Structural and Collateral Term Sheet

$914,179,591

(Approximate Mortgage Pool Balance)

$791,990,000

(Offered Certificates)

GS Mortgage Securities Trust 2019-GC40

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2019-GC40

Goldman Sachs Mortgage Company

Citi Real Estate Funding Inc.

German American Capital Corporation

As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC	Citigroup	Deutsche Bank Securities
Co-Lead Managers and Joint Bookrunners

Academy Securities		Drexel Hamilton
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-226082) (the “Preliminary Prospectus”) anticipated to be dated June 19, 2019. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY

CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (S&P / Fitch / KBRA / MSTAR)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf) / AAA	$16,403,000		30.000%	[ ]%	(5)	2.62	08/19 – 03/24
Class A-2	AAA(sf) / AAAsf / AAA(sf) / AAA	$131,938,000		30.000%	[ ]%	(5)	4.85	03/24 – 06/24
Class A-3	AAA(sf) / AAAsf / AAA(sf) / AAA	$191,600,000		30.000%	[ ]%	(5)	9.74	03/29 – 05/29
Class A-4	AAA(sf) / AAAsf / AAA(sf) / AAA	$251,415,000		30.000%	[ ]%	(5)	9.86	05/29 – 06/29
Class A-AB	AAA(sf) / AAAsf / AAA(sf) / AAA	$24,636,000		30.000%	[ ]%	(5)	7.38	06/24 – 03/29
Class X-A	AA-(sf) / AAAsf / AAA(sf) / AAA	$714,991,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf) / AAA	$76,999,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class A-S	AA-(sf) / AAAsf / AAA(sf) / AAA	$98,999,000		18.750%	[ ]%	(5)	9.91	06/29 – 06/29
Class B	NR / AA-sf / AA-(sf) / AA-	$41,799,000		14.000%	[ ]%	(5)	9.91	06/29 – 06/29
Class C	NR / A-sf / A-(sf) / A	$35,200,000		10.000%	[ ]%	(5)	9.91	06/29 – 06/29

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (S&P / Fitch / KBRA / MSTAR)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D	NR / BBBsf / BBB+(sf) / BBB+	$19,800,000		7.750%	[ ]%	(5)	9.91	06/29 – 06/29
Class X-D	NR / BBB-sf / BBB-(sf) / BBB+	$36,299,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class E	NR / BBB-sf / BBB-(sf) / BBB-	$16,499,000		5.875%	[ ]%	(5)	9.99	06/29 – 07/29
Class F(8)	NR / BB-sf / BB-(sf) / BB	$16,500,000		4.000%	[ ]%	(5)	10.00	07/29 – 07/29
Class X-F(8)	NR / BB-sf / BB-(sf) / BB	$16,500,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class G-RR(8)	NR / B-sf / B-(sf) / B	$8,800,000		3.000%	[ ]%	(5)	10.00	07/29 – 07/29
Class H-RR(8)	NR / NR / NR / NR	$26,400,274		0.000%	[ ]%	(5)	10.00	07/29 – 07/29
Class S(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

NON-OFFERED LOAN-SPECIFIC CERTIFICATES
Non-Offered Class	Expected Ratings (S&P / MSTAR)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class DB-A(11)	AA-(sf) / AA+	$5,321,000		42.952%	[ ]%	(12)	4.91	06/24 – 06/24
Class DB-X(11)	A-(sf) / AA+	$25,220,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class DB-B(11)	A-(sf) / A+	$19,899,000		35.173%	[ ]%	(12)	4.91	06/24 – 06/24
Class DB-C(11)	BBB-(sf) / BBB+	$24,408,000		25.630%	[ ]%	(12)	4.91	06/24 – 06/24
Class DB-D(11)	BB-(sf) / BB	$33,164,000		12.665%	[ ]%	(12)	4.91	06/24 – 06/24
Class DB-E(11)	B-(sf) / B+	$25,392,000		2.738%	[ ]%	(12)	4.91	06/24 – 06/24
Class DB-F(11)	NR / B	$7,003,500		0.000%	[ ]%	(12)	4.91	06/24 – 06/24
Class DB-VR(11)	NR / NR	$6,062,500		N/A	(13)	(13)	4.91	06/24 – 06/24

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”), Morningstar Credit Ratings, LLC (“MSTAR”) and Standard & Poor’s Financial Services LLC (“S&P”, and together with Fitch, KBRA and MSTAR, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of the Class X-A, Class X-B, Class X-D, Class X-F and Class DB-X certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR, Class H-RR, Class DB-A, Class DB-B, Class DB-C, Class DB-D, Class DB-E and Class DB-F certificates (collectively, the “principal balance certificates”), as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net interest rate on the mortgage loans (or, in the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

case of the Class DB-A, Class DB-B, Class DB-C, Class DB-D, Class DB-E and DB-F certificates (the “loan-specific non-VRR certificates”), the trust subordinate companion loans) (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is equal to less than the weighted average of the net interest rate on the mortgage loans (or, in the case of the loan-specific non-VRR certificates, the trust subordinate companion loans) (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, are represented in the aggregate. The approximate initial credit support percentage for each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class H-RR certificates (together with the Class X-A, Class X-B, Class X-D, Class X-F and Class VR certificates, the “pooled certificates”) does not include the subordination provided by the subordinate companion loans related to the Diamondback Industrial Portfolio 1 and Diamondback Industrial Portfolio 2 mortgage loans (the “trust subordinate companion loans”). None of the Class DB-A, Class DB-X, Class DB-B, Class DB-C, Class DB-D, Class DB-E, Class DB-F or Class DB-VR certificates (the “loan-specific certificates”) will provide credit support to any class of pooled certificates except to the extent of the subordination of each trust subordinate companion loan (in which the loan-specific certificates each represent an interest) to the related Diamondback Industrial Portfolio mortgage loan. Additionally, the approximate initial credit support percentages shown in the table above do not take into account the pooled VRR interest. However, losses incurred on the mortgage loans will be allocated between the pooled VRR interest and the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class H-RR certificates (collectively, the “pooled principal balance certificates” and, together with the Class X-A, Class X-B, Class X-D and Class X-F certificates, the “pooled non-VRR certificates”), pro rata in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of principal balance certificates are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates on each class of pooled principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(6)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D and Class E certificates
Class X-F	Class F certificates
Class DB-X	Class DB-A and Class DB-B certificates

(7)	The pass-through rate of each of the Class X certificates (other than the Class DB-X certificates) for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates as applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus. The pass-through rate of the Class DB-X certificates for any distribution date will equal the excess, if any, of (i) the weighted average of the net interest rates on the trust subordinate companion loans (in each case adjusted, if necessary, to accrue on the basis of a 360 day year consisting of twelve 30 day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, over (ii) the weighted average of the pass-through rates of the related Class X classes for that distribution date, as described in the Preliminary Prospectus.

(8)	The initial certificate balance of each of the Class F, Class G-RR and Class H-RR certificates, and the initial notional amount of the Class X-F certificates, are subject to change based on final pricing of all certificates and the final determination of the Class G-RR and Class H-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser and the final determination of the pooled VRR Interest (as defined below) that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor.

(9)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the pooled VRR Interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of three separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(11)	The loan-specific certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the trust subordinate companion loans. The trust subordinate companion loans are included as an asset of the issuing entity but is not part of the mortgage pool backing the pooled certificates. No class of pooled certificates will have any interest in the trust subordinate companion loans. See “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loans—Diamondback Industrial Portfolio 2 Whole Loan” and “—Diamondback Industrial Portfolio 1 Whole Loan” in the Preliminary Prospectus.

(12)	For any distribution date, the pass-through rates of the Class DB-A, Class DB-B, Class DB-C, Class DB-D, Class DB-E and Class DB-F certificates will, in the case of each such class, be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the trust subordinate companion loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate described in clause (ii), or (iv) the rate described in clause (ii) less a specified percentage.

(13)	Although it does not have a specified pass-through rate, the effective interest rate on the Class DB-VR certificates will be a per annum rate equal to the weighted average of the net interest rates on the trust subordinate companion loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

POOLED INTEREST SUMMARY

Non-Offered Eligible Vertical Interest(1)	Approximate Initial Pooled VRR Interest Balance(2)	Approximate Initial Pooled VRR Interest Rate	Pooled VRR Interest Rate Description	Assumed Final Distribution Date(3)	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Pooled RR Interest	$11,213,708	[__]%	(5)	July 2029	8.90	08/19 – 07/29
Class VR Certificates	$22,976,609	[__]%	(5)	July 2029	8.90	08/19 – 07/29

(1)	Each of the Class VR certificates and the pooled RR interest will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) and is expected to be acquired and retained by the sponsors as described under “Credit Risk Retention” in the Preliminary Prospectus. The Class VR certificates and the pooled RR interest collectively comprise the “pooled VRR interest”. The pooled VRR interest represents the right to receive a specified percentage (to be determined as described in footnote (2) below) of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the pooled certificates and the pooled RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.

(2)	The initial aggregate pooled VRR interest balance is subject to change depending on the final pricing of all pooled certificates and the final determination of the HRR Certificates that will be retained by the retaining third-party purchaser and the final determination of the pooled VRR interest that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Goldman Sachs Mortgage Company, as retaining sponsor. If the initial pooled VRR interest balance is reduced, the initial certificate balance of each class of pooled principal balance certificates (and correspondingly, the initial notional amount of each of the Class X-A, Class X-B, Class X-D and Class X-F certificates) will be increased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such reduction in the initial pooled VRR interest balance. If the initial pooled VRR interest balance is increased, the initial certificate balance of each class of pooled principal balance certificates (and correspondingly, the initial notional amount of each class of the Class X-A, Class X-B, Class X-D and Class X-F certificates) will be decreased on a pro rata basis (based on the initial certificate balance set forth in the table above) in an aggregate amount equal to such increase in the initial pooled VRR interest balance. For a further description, see “Credit Risk Retention” in the Preliminary Prospectus.

(3)	The assumed final distribution dates have been determined on the basis of the assumptions described in “Description of the Certificates—Assumed Final Distribution Date; Rated Final Distribution Date” in the Preliminary Prospectus.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the pooled VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.
(5)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the pooled RR interest and the Class VR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class D, Class X-D, Class E, Class F, Class X-F, Class G-RR, Class H-RR, Class VR, Class S, Class R, Class DB-A, Class DB-X, Class DB-B, Class DB-C, Class DB-D, Class DB-E, Class DB-F and Class DB-VR certificates and the pooled RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the pooled RR Interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$914,179,591
Number of Mortgage Loans	35
Number of Mortgaged Properties	44
Average Cut-off Date Mortgage Loan Balance	$26,119,417
Weighted Average Mortgage Interest Rate	4.17966%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	109
Weighted Average Remaining Amortization Term (months)	340
Weighted Average Cut-off Date LTV Ratio(4)	53.9%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	50.4%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	2.64x
Weighted Average Debt Yield on Underwritten NOI(7)	11.9%
% of Mortgage Loans with Mezzanine Debt	0.0%
% of Mortgage Loans with Subordinate Debt(8)	34.8%
% of Mortgage Loans with Preferred Equity	5.5%
% of Mortgage Loans with Single Tenants(9)	34.3%

(1)	With respect to 12 mortgage loans, representing approximately 59.5% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, unit or room calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to six mortgage loans, representing approximately 34.8% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Two mortgage loans, representing approximately 12.3% of the initial pool balance, have an anticipated repayment date and unless otherwise indicated are each presented as if it matured on its anticipated repayment date.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to three mortgage loans (17.2% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 54.9%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.

(5)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to three mortgage loans (17.2% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using an “as stabilized” or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 51.4%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

(8)	Each of the Diamondback Industrial Portfolio 2, 101 California Street, Moffett Towers II Building V, Newport Corporate Center, ARC Apartments and Diamondback Industrial Portfolio 1 mortgage loans have one or more subordinate companion loans that are generally subordinate in right of payment to the respective related mortgage loans (the “Diamondback Industrial Portfolio 2 Subordinate Companion Loan”, “101 California Street Subordinate Companion Loans”, “Moffett Towers II Building V Subordinate Companion Loans”, “Newport Corporate Center Subordinate Companion Loans”, “ARC Apartments Subordinate Companion Loans” and the “Diamondback Industrial Portfolio 1 Subordinate Companion Loan”). The Diamondback Industrial Portfolio 2 Subordinate Companion Loan has an outstanding principal balance of $61,000,000 as of the Cut-off Date and will be included as an asset of the issuing entity but not part of the mortgage pool backing classes of certificates other than the non-offered loan-specific classes in this securitization trust known as the loan-specific certificates. The 101 California Street Subordinate Companion Loans have an aggregate outstanding principal balance of $228,000,000 as of the Cut-off Date, and are currently held in the CALI 2019-101C securitization transaction. The Moffett Towers II Building V Subordinate Companion Loans have an aggregate outstanding principal balance of $125,000,000 as of the Cut-off Date, and are currently held by an unrelated third party investor. The Newport Corporate Center Subordinate Companion Loans have an aggregate outstanding principal balance of $148,000,000 as of the Cut-off Date, and are currently held by unrelated third party investors. The ARC Apartments Subordinate Companion Loans have an aggregate outstanding principal balance of $92,000,000 as of the Cut-off Date, and are currently held by unrelated third party investors. The Diamondback Industrial Portfolio 1 Subordinate Companion Loan has an outstanding principal balance of $60,250,000 as of the Cut-off Date and will be included as an asset of the issuing entity but not part of the mortgage pool backing classes of certificates other than the non-offered loan-specific certificates. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(9)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc.

Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC

Depositor:	GS Mortgage Securities Corporation II

Initial Pool Balance:	$914,179,591

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Operating Advisor:	Pentalpha Surveillance LLC

Asset Representations Reviewer:	Pentalpha Surveillance LLC

U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of June 24, 2019

Closing Date:	July 11, 2019

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in July 2019 (or, in the case of any mortgage loan that has its first due date in August 2019, the date that would have been its due date in July 2019 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in August 2019

Distribution Date:	The 4th business day after the Determination Date, commencing in August 2019

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	July 2052 for the offered certificates

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to each class of Class X certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$791,990,000 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 35 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $914,179,591 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $26,119,417 and are secured by 44 mortgaged properties located throughout 19 states

—	LTV: 53.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.64x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.9% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 25.6% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	8.5% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	17.1% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity or the anticipated repayment date, as applicable

—	Hard Lockboxes: 74.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 26 mortgage loans representing 63.9% of the Initial Pool Balance

–	Insurance: 11 mortgage loans representing 16.1% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 24 mortgage loans representing 48.4% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 14 mortgage loans representing 50.9% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only

—	Predominantly Defeasance: 70.7% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 32.2% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Industrial: 21.2% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Mixed Use: 20.0% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Retail: 16.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (7.7% are anchored retail properties)

■	Geographic Diversity: The 44 mortgaged properties are located throughout 19 states with two states having greater than 10.0% of the allocated Initial Pool Balance: New York (26.7%) and California (19.3%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citi Real Estate Funding Inc.	17	19	$330,479,320	36.2%
Goldman Sachs Mortgage Company	10	10	299,831,761	32.8
German American Capital Corporation	8	15	283,868,511	31.1
Total	35	44	$914,179,591	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Unit	Loan Purpose	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
Diamondback Industrial Portfolio 2	$78,000,000	8.5%	Industrial	2,526,901	Acquisition	4.35	x	16.2%	35.0%
250 Livingston	75,000,000	8.2	Mixed Use	370,305	Refinance	2.53	x	9.4%	59.5%
Waterfront Plaza	74,862,673	8.2	Mixed Use	543,346	Refinance	1.54	x	10.9%	73.4%
101 California Street	72,500,000	7.9	Office	1,251,483	Refinance	3.22	x	12.8%	35.9%
Moffett Towers II Building V	62,500,000	6.8	Office	350,633	Refinance	3.32	x	13.6%	42.5%
59 Maiden Lane	50,000,000	5.5	Office	1,017,913	Refinance	2.69	x	11.9%	41.7%
Newport Corporate Center	50,000,000	5.5	Office	998,284	Acquisition	5.63	x	20.2%	34.5%
Western Digital R&D Campus	37,895,000	4.1	Industrial	290,175	Acquisition	1.79	x	8.5%	64.8%
ARC Apartments	35,000,000	3.8	Multifamily	428	Refinance	3.48	x	14.7%	32.0%
Waterford Lakes Town Center	34,918,261	3.8	Retail	691,265	Recapitalization	1.43	x	9.3%	66.9%
Top 10 Total / Wtd. Avg.	$570,675,934	62.4%				3.05	x	12.8%	48.5%
Remaining Total / Wtd. Avg.	343,503,657	37.6				1.97	x	10.2%	62.9%
Total / Wtd. Avg.	$914,179,591	100.0%				2.64	x	11.9%	53.9%

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Diamondback Industrial Portfolio 2	$78,000,000	8.5%	0	-	$61,000,000	$139,000,000	GSMS 2019-GC40	Midland	Midland
250 Livingston	$75,000,000	8.2%	1	$50,000,000	-	$125,000,000	GSMS 2019-GC40	Midland	Midland
Waterfront Plaza	$74,862,673	8.2%	2	$49,908,449	-	$124,771,122	GSMS 2019-GC40	Midland	Midland
101 California Street	$72,500,000	7.9%	7	$454,500,000	$228,000,000	$755,000,000	CALI 2019-101C	Wells	Midland
Moffett Towers II Building V(2)	$62,500,000	6.8%	2	$107,500,000	$125,000,000	$295,000,000	GSMS 2019-GC39	Midland	KeyBank
59 Maiden Lane	$50,000,000	5.5%	2	$150,000,000	-	$200,000,000	GSMS 2019-GC39	Midland	KeyBank
Newport Corporate Center	$50,000,000	5.5%	5	$114,000,000	$148,000,000	$312,000,000	BANK 2019-BNK18	Wells	Situs
Western Digital R&D Campus	$37,895,000	4.1%	1	$38,000,000	-	$75,895,000	Benchmark 2019-B11	Midland	Rialto
ARC Apartments(3)	$35,000,000	3.8%	2	$60,000,000	$92,000,000	$187,000,000	Benchmark 2019-B10	KeyBank	LNR
Waterford Lakes Town Center	$34,918,261	3.8%	3	$144,661,366	-	$179,579,626	GSMS 2019-GC40	Midland	Midland
Diamondback Industrial Portfolio 1(4)	$20,000,000	2.2%	2	$50,000,000	$60,250,000	$130,250,000	GSMS 2019-GC40	Midland	Midland
57 East 11th Street	$20,000,000	2.2%	2	$35,000,000	-	$55,000,000	GSMS 2019-GC40	Midland	Midland
Green Hills Corporate Center	$11,500,000	1.3%	1	$50,000,000	-	$61,500,000	Benchmark 2019-B11	Midland	Rialto

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The initial directing holder for the Moffett Towers II Building V whole loan is Hanwha Debt Strategy Private Real Estate fund 21-2, the holder of the junior subordinate loans.
(3)	So long as no control appraisal period (or similar term) with respect to note B is continuing, the holder of note B will be the controlling noteholder for the ARC Apartments Whole Loan. However, (i) following the occurrence (and during the continuance) of a note B control appraisal period and for so long as a note A2 control appraisal period is not in existence, note A2 will be the controlling note, and (ii) following the occurrence (and during the continuance) of a note A2 control appraisal period, note A1-A1 will be the controlling note (which rights may be exercised by the controlling class certificate holder (or its representative or any party assigned to exercise the rights of the controlling noteholder under the pooling and servicing agreement for the Benchmark 2019-B10 mortgage trust)).
(4)	The initial directing holder for the Diamondback Industrial Portfolio 1 mortgage loan is expected to be [ _], as the Diamondback Industrial Portfolio 1 controlling class representative. Pursuant to the related co-lender agreement, (i) following the occurrence (and during the continuance) of a Diamondback Industrial Portfolio 1 control appraisal period, the holder of note A-1 (which is not included in the issuing entity) will be the directing holder for the Diamondback Industrial Portfolio 1 Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
250 Livingston	Brooklyn	New York	Mixed Use	$75,000,000	8.2%	GSMS 2013-GC12
Amazon - Charleston	Charleston	Tennessee	Industrial	$26,935,252	2.9%	JPMCC 2012-LC9
Plantation Point	Myrtle Beach	South Carolina	Retail	$15,000,000	1.6%	GSMS 2012-GCJ7
Green Hills Corporate Center	Reading	Pennsylvania	Office	$11,500,000	1.3%	MSBAM 2014-C16
Shoppes of Schererville	Schererville	Indiana	Retail	$11,000,000	1.2%	COMM 2013-LC6
Summit Self Storage	North Augusta	South Carolina	Self Storage	$5,750,000	0.6%	BANK 2017-BNK7
Riverchase Self Storage	Lexington	South Carolina	Self Storage	$5,250,000	0.6%	MSBAM 2014-C19

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	8	$293,984,728	32.2%	3.25	x	44.9%	13.5%
General Suburban	6	171,484,728	18.8	3.42	x	49.6%	14.3
CBD	2	122,500,000	13.4	3.00	x	38.3%	12.4
Industrial	15	$194,211,300	21.2%	3.10	x	50.2%	12.7%
Warehouse/Distribution	8	106,930,000	11.7	4.16	x	37.4%	15.8
Flex	3	69,851,000	7.6	1.79	x	66.7%	8.7
Warehouse	3	14,823,612	1.6	1.82	x	64.0%	10.3
Manufacturing	1	2,606,688	0.3	1.49	x	59.5%	10.2
Mixed Use	5	$183,112,673	20.0%	2.00	x	64.6%	9.9%
Office/Retail	3	99,987,673	10.9	1.58	x	69.2%	10.3
Office/Multifamily	1	75,000,000	8.2	2.53	x	59.5%	9.4
Multifamily/Retail	1	8,125,000	0.9	2.16	x	55.3%	9.9
Retail	9	$154,018,261	16.8%	1.78	x	64.2%	9.4%
Anchored	4	70,518,261	7.7	1.66	x	67.3%	10.1
Single Tenant Retail	3	39,500,000	4.3	1.93	x	62.2%	8.8
Unanchored	1	33,000,000	3.6	1.98	x	58.9%	8.5
Shadow Anchored	1	11,000,000	1.2	1.43	x	67.5%	9.9
Multifamily	2	$43,357,500	4.7%	3.18	x	38.3%	13.6%
High Rise	1	35,000,000	3.8	3.48	x	32.0%	14.7
Garden	1	8,357,500	0.9	1.91	x	64.8%	9.2
Hospitality	3	$34,495,129	3.8%	1.75	x	65.7%	12.5%
Limited Service	3	34,495,129	3.8	1.75	x	65.7%	12.5
Self Storage	2	$11,000,000	1.2%	2.04	x	63.2%	9.0%
Self Storage	2	11,000,000	1.2	2.04	x	63.2%	9.0
Total / Avg. / Wtd. Avg.	44	$914,179,591	100.0%	2.64	x	53.9%	11.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	For one mortgage loan secured by more than one mortgaged property with multiple detailed property types for which property level cash flows were not available, Underwritten NOI was allocated pro rata based on the allocated loan amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	8	$243,750,000	26.7%	$1,172,300,000	24.0%	$59,296,702	21.6%
California	4	176,145,000	19.3	1,954,010,000	39.9	97,310,288	35.5
Hawaii	1	74,862,673	8.2	157,500,000	3.2	13,623,215	5.0
Florida	5	74,534,342	8.2	335,800,000	6.9	20,764,208	7.6
Washington	2	61,000,000	6.7	492,300,000	10.1	34,231,461	12.5
Pennsylvania	3	53,696,744	5.9	292,500,000	6.0	17,869,604	6.5
South Carolina	4	33,792,706	3.7	118,320,000	2.4	6,936,151	2.5
Texas	1	32,000,000	3.5	43,400,000	0.9	3,188,329	1.2
Colorado	2	31,956,000	3.5	46,400,000	0.9	2,880,867	1.1
Tennessee	1	26,935,252	2.9	75,600,000	1.5	4,370,091	1.6
North Carolina	5	23,076,688	2.5	34,950,000	0.7	2,406,250	0.9
Virginia	1	19,079,137	2.1	54,000,000	1.1	3,095,481	1.1
Arizona	1	12,984,322	1.4	18,500,000	0.4	1,508,174	0.6
Utah	1	12,234,728	1.3	17,500,000	0.4	1,136,884	0.4
Delaware	1	11,535,838	1.3	16,500,000	0.3	1,534,120	0.6
Indiana	1	11,000,000	1.2	18,400,000	0.4	1,537,286	0.6
Louisiana	1	9,600,000	1.1	13,200,000	0.3	869,565	0.3
Minnesota	1	4,000,000	0.4	6,725,000	0.1	393,730	0.1
Wisconsin	1	1,996,161	0.2	23,500,000	0.5	1,151,839	0.4
Total	44	$914,179,591	100.0%	$4,891,405,000	100.0%	$274,104,247	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For two mortgage loans secured by more than one mortgaged property in multiple states for which property level cash flows were not available, Underwritten NOI was allocated pro rata based on the allocated loan amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,250,000 - 10,000,000	8	$54,322,769	5.9%
10,000,001 - 20,000,000	14	203,710,888	22.3
20,000,001 - 30,000,000	1	20,470,000	2.2
30,000,001 - 40,000,000	5	172,813,261	18.9
40,000,001 - 50,000,000	2	100,000,000	10.9
50,000,001 - 70,000,000	1	62,500,000	6.8
70,000,001 - 78,000,000	4	300,362,673	32.9
Total	35	$914,179,591	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.39 - 1.50	6	$105,643,289	11.6%
1.51 - 1.60	3	109,862,673	12.0
1.61 - 1.70	3	34,484,322	3.8
1.71 - 1.80	3	65,825,969	7.2
1.81 - 1.90	2	25,535,838	2.8
1.91 - 2.00	3	61,827,500	6.8
2.01 - 3.00	9	193,000,000	21.1
3.01 - 5.63	6	318,000,000	34.8
Total	35	$914,179,591	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	21	$567,678,500	62.1%
Interest Only - ARD	2	112,500,000	12.3
Amortizing (30 Years)	5	81,648,118	8.9
Interest Only, Then Amortizing(2)	6	77,490,300	8.5
Amortizing (25 Years)	1	74,862,673	8.2
Total	35	$914,179,591	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date, as applicable.
(2)	Original partial interest only periods range from 24 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	20	$678,916,500	74.3%
Springing	14	200,263,091	21.9
Soft (Residential) / Hard (Retail)	1	35,000,000	3.8
Total	35	$914,179,591	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.0 - 40.0	5	$255,500,000	27.9%
40.1 - 50.0	3	117,625,000	12.9
50.1 - 60.0	9	170,240,269	18.6
60.1 - 65.0	6	104,252,500	11.4
65.1 - 70.0	6	104,158,827	11.4
70.1 - 73.7	6	162,402,995	17.8
Total	35	$914,179,591	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.0 - 40.0	5	$255,500,000	27.9%
40.1 - 50.0	4	127,599,969	14.0
50.1 - 60.0	14	317,801,122	34.8
60.1 - 65.0	9	160,852,500	17.6
65.1 - 70.7	3	52,426,000	5.7
Total	35	$914,179,591	100.0%
(1)	See footnotes (1), (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	23	$617,771,302	67.6%
Acquisition	10	249,255,300	27.3
Recapitalization	2	47,152,989	5.2
Total	35	$914,179,591	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.543 - 3.750	4	$223,000,000	24.4%
3.751 - 4.000	2	122,500,000	13.4
4.001 - 4.250	4	148,500,000	16.2
4.251 - 4.500	9	185,007,673	20.2
4.501 - 4.750	9	118,498,769	13.0
4.751 - 4.980	7	116,673,149	12.8
Total	35	$914,179,591	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	2	$37,500,000	4.1%
8.1 - 9.0	4	99,851,000	10.9
9.1 - 10.0	12	242,235,489	26.5
10.1 - 12.0	8	184,082,295	20.1
12.1 - 15.0	6	202,510,807	22.2
15.1 – 20.2	3	148,000,000	16.2
Total	35	$914,179,591	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.2 - 8.0	3	$75,395,000	8.2%
8.1 - 9.0	6	92,148,228	10.1
9.1 - 10.0	13	253,153,561	27.7
10.1 - 12.0	6	164,482,802	18.0
12.1 - 15.0	4	181,000,000	19.8
15.1 – 20.2	3	148,000,000	16.2
Total	35	$914,179,591	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	3	$47,490,300	5.2%
36	2	$26,000,000	2.8%
60	1	$4,000,000	0.4%

Distribution of Original Terms to Maturity Date/ARD
Original Term to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	4	$136,250,000	14.9%
120	31	777,929,591	85.1
Total	35	$914,179,591	100.0%

Distribution of Remaining Terms to Maturity Date/ARD
Range of Remaining Terms to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56-59	4	$136,250,000	14.9%
116 - 120	31	777,929,591	85.1
Total	35	$914,179,591	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$680,178,500	74.4%
300	1	74,862,673	8.2
360(2)	11	159,138,418	17.4
Total	35	$914,179,591	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.
(2)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	23	$680,178,500	74.4%
299	1	74,862,673	8.2
358 – 360	11	159,138,418	17.4
Total	35	$914,179,591	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	30	$646,421,918	70.7%
Yield Maintenance	2	147,362,673	16.1
Yield Maintenance or Defeasance	3	120,395,000	13.2
Total	35	$914,179,591	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	26	$584,314,591	63.9%
Replacement Reserves(1)	24	$442,814,591	48.4%
TI/LC(2)	14	$420,377,234	50.9%
Insurance	11	$147,382,550	16.1%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Diamondback Industrial Portfolio 2	Industrial	$78,000,000	8.5%	59	4.35x	16.2%	35.0%
ARC Apartments	Multifamily	$35,000,000	3.8%	56	3.48x	14.7%	32.0%
Diamondback Industrial Portfolio 1	Industrial	$20,000,000	2.2%	59	4.43x	16.5%	34.1%
Railroad San Mateo	Office	$3,250,000	0.4%	59	2.06x	10.1%	54.9%

(1)	With respect to the mortgage loans listed in the table above, the Pooled Non-VRR Percentage of the balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or anticipated repayment date, as applicable. Each class of pooled certificates, including the Class A-2 certificates, and the pooled RR interest evidences undivided ownership interests in the entire mortgage pool backing the pooled certificates. Debt service coverage ratio, debt yield and loan-to-value ratio information do not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that currently exists or is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocations Between

the Pooled Non-VRR

Certificates and the

Pooled VRR Interest

On each Distribution Date, the aggregate amount available for distributions to holders of the pooled non-VRR certificates and the pooled VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the pooled VRR interest, in an amount equal to the product of such amount multiplied by approximately 3.74% (the “Pooled VRR Percentage”) and (b) the pooled non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the percentage referenced in clause (a) (the “Pooled Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the pooled non-VRR certificates (net of any Excess Interest, yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the pooled non-VRR certificates):

1.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

2.	Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the pooled principal balance certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the pooled principal balance certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the pooled principal balance certificates remaining after the distributions to Class A-2 in clause (iii) above, then (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the pooled principal balance certificates remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the pooled principal balance certificates remaining after the distributions to Class A-4 in clause (v) above.

However, if the certificate balances of each class of pooled principal balance certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those pooled principal balance certificates, funds available for distributions of principal to the pooled principal balance certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-AB scheduled principal balance).

3.	Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of pooled principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)	5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of pooled principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of pooled principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of pooled principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of pooled principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

9.	Class F and Class X-F certificates: (i) first, to interest on the Class F and Class X-F certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of pooled principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

10.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class X-D, Class E, Class F and Class X-F certificates are paid all amounts to which they are entitled, the remaining funds available for distribution to the pooled principal balance certificates will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class G-RR and Class H-RR certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

The holders of the loan-specific certificates will only be entitled to distributions from amounts paid or advanced on and allocated to the trust subordinate companion loans in accordance with the co-lender agreements relating to the Diamondback Industrial Portfolio Whole Loans and no class of pooled certificates will be entitled to distributions paid or advanced on and allocable to the trust subordinate companion loans. For the avoidance of doubt, the Diamondback Industrial Portfolio Whole Loans are not cross-collateralized or cross-defaulted with each other.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Realized Losses	The certificate balances of the pooled principal balance certificates and outstanding balance of the pooled VRR Interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of pooled principal balance certificates or the pooled VRR Interest, as applicable, on such Distribution Date. On each Distribution Date, the Pooled Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the pooled principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H-RR certificates, then to the Class G-RR certificates; then, to the Class F certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances.

The certificate balances of the Class DB-A, Class DB-B, Class DB-C, Class DB-D, Class DB-E, Class DB-F and Class DB-VR certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the trust subordinate companion loans allocated to such class of certificates on such Distribution Date. On each Distribution Date, the Diamondback Non-RR Percentage of any such loss realized on the trust subordinate companion loans will be applied to the loan-specific certificates (other than the Class DB-VR certificates) in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class DB-F certificates; then, to the Class DB-E certificates; then, to the Class DB-D certificates; then, to the Class DB-C certificates; then, to the Class DB-B certificates; and, finally, to the Class DB-A certificates.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans (or, in the case of the Class DB-X certificates, the trust subordinate companion loans).

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the Pooled VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date will be distributed to the pooled VRR Interest Owners. On each Distribution Date, the Pooled Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”) of the Class X-B, Class B, Class C, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of pooled principal balance certificates in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group in the following manner: (A) each class of pooled principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of pooled principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the pooled principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of pooled principal balance certificates, will be distributed to the Class X certificates in such YM Group. If there is more than one class of pooled principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of pooled principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

Yield maintenance charges collected in respect of the trust subordinate companion loans will be distributed to the loan-specific certificates and will not be allocated to the other classes of certificates.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges (continued)	If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class X-F, Class F, Class G-RR, Class H-RR, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges allocated to the pooled non-VRR certificates will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

Non-Serviced Loans	The 101 California Street, Moffett Towers II Building V, 59 Maiden Lane, Newport Corporate Center, Western Digital R&D Campus, ARC Apartments, Waterford Lakes Town Center and Green Hills Corporate Center mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and each trust subordinate companion loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan, trust subordinate companion loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the pooled VRR interest (to the extent of the Pooled VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of pooled non-VRR certificates then-outstanding (i.e., first, to the Class H-RR certificates, then to the Class G-RR certificates, then, pro rata based on interest entitlements, to the Class F and Class X-F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if either the Moffett Towers II Building V mortgage loan or the Newport Corporate Center mortgage loan is still an asset of the issuing entity and such right is being exercised after its respective anticipated repayment date, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the cut-off date), certain specified persons will have the option to purchase all of the remaining mortgage loans and trust subordinate companion loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan or trust subordinate companion loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all pooled certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the pooled RR Interest, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the pooled RR Interest for the mortgage loans, trust subordinate companion loans and each REO property remaining in the issuing entity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be

(a) with respect to any serviced mortgage loan (other than the Diamondback Industrial Portfolio Whole Loans) and any related serviced companion loan, the Controlling Class Representative;

(b) with respect to the Diamondback Industrial Portfolio 1 Whole Loan, (i) for so long as no Diamondback Industrial Portfolio 1 control appraisal period is continuing, the Diamondback Controlling Class Representative, and (ii) for so long as a Diamondback Industrial Portfolio 1 control appraisal period exists, the Diamondback Industrial Portfolio 1 note A-1 Holder (or a “controlling class representative” or any analogous party for any securitization of all or a portion of Diamondback Industrial Portfolio 1 note A-1); and

(c) with respect to the Diamondback Industrial Portfolio 2 Whole Loan, (i) for so long as no Diamondback Industrial Portfolio 2 control appraisal period is continuing, the Diamondback Controlling Class Representative, and (ii) for so long as a Diamondback Industrial Portfolio 2 control appraisal period exists, the Controlling Class Representative.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the controlling class certificateholders (by certificate principal balance). The controlling class is the most subordinate class of the Class F, Class G-RR and Class H-RR certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class F is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

The ”Diamondback Control Eligible Certificates” will be the Class DB-A, Class DB-B, Class DB-C, Class DB-D, Class DB-E and Class DB-F Certificates.

The “Diamondback Controlling Class” will be, as of any time of determination, the most subordinate class of Diamondback Control Eligible Certificates then-outstanding that has an aggregate certificate balance (as notionally reduced by any cumulative appraisal reduction amounts allocable to such class) at least equal to 25% of the initial certificate balance of that class; provided that if, at any time, the Certificate Balances of all Diamondback Control Eligible Certificates, as notionally reduced by any appraisal reduction amounts (but without regard to any collateral deficiency amount) allocable to such classes, have been reduced to zero, the Diamondback Controlling Class will be the most senior Class of Diamondback Control Eligible Certificates that has a principal balance greater than zero; provided, further that if at any time the certificate balance of the Class DB-A certificates have been reduced to zero as a result of the allocation of principal payments on the trust subordinate companion loans, then the “Diamondback Controlling Class” will be the most subordinate class of Diamondback Control Eligible Certificates that has an aggregate certificate balance greater than zero without regard to the application of appraisal reduction mounts (or any collateral deficiency amount) to notionally reduce the certificate balance of such class.

A “Diamondback Controlling Class Certificateholder” is each holder (or certificate owner, if applicable) of a certificate of the Diamondback Controlling Class as determined by the certificate registrar from time to time, upon request by any party to the PSA.

The “Diamondback Controlling Class Representative” will be the Diamondback Controlling Class Certificateholder (or its representative) selected by more than 50% of the Diamondback Controlling Class Certificateholders, by certificate balance, as determined by the certificate registrar from time to time.

It is anticipated that Eightfold Real Estate Capital Fund V, L.P., or its affiliate, is expected to purchase the Class F, Class X-F, Class G-RR, Class H-RR and Class S certificates, and, on the Closing Date, is expected to appoint itself (or its affiliate) to be the initial Controlling Class Representative.

The initial Directing Holder for the Diamondback Industrial Portfolio Whole Loans is anticipated to be the majority holder of the Class DB-F certificates (or its representative).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur (a) with respect to any serviced mortgage loan and any related serviced companion loan, in each case excluding each Diamondback Industrial Portfolio Whole Loan (and the mortgage loan and companion loans composing such Diamondback Industrial Portfolio Whole Loan), when the Class F certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates, (b) with respect to the Diamondback Industrial Portfolio 2 Whole Loan, when both (i) a control appraisal period under the Diamondback Industrial Portfolio 2 Whole Loan is continuing and (ii) when the event described in clause (a) above is continuing, and (c) with respect to the Diamondback Industrial Portfolio 1 Whole Loan, when both (i) a control appraisal period under the Diamondback Industrial Portfolio 1 Whole Loan is continuing and (ii) the holder of the companion loan evidenced by note A-1 (which is not included in the issuing entity) has irrevocably waived the right to exercise the rights of the controlling noteholder.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the Diamondback Industrial Portfolio 1 mortgage loan and the Diamondback Industrial Portfolio 2 mortgage loan) and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan (other than the Diamondback Industrial Portfolio 1 mortgage loan and the Diamondback Industrial Portfolio 2 mortgage loan) and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur (a) with respect to any serviced mortgage loan and any related serviced companion loan, in each case excluding each Diamondback Industrial Portfolio Whole Loan (and the mortgage loan and companion loans composing such Diamondback Industrial Portfolio Whole Loan), when the Class F certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates, (b) with respect to the Diamondback Industrial Portfolio 2 Whole Loan, when both (i) a control appraisal period under the Diamondback Industrial Portfolio 2 Whole Loan is continuing and (ii) when the event described in clause (a) above is continuing, and (c) with respect to the Diamondback Industrial Portfolio 1 Whole Loan, when both (i) a control appraisal period under the Diamondback Industrial Portfolio 1 Whole Loan is continuing and (ii) the holder of the companion loan evidenced by note A-1 (which is not included in the issuing entity) has irrevocably waived the right to exercise the rights of the controlling noteholder.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	Each pooled VRR Interest Owner and the holder of the Class DB-VR certificates will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2019-GC40 pooling and servicing agreement (referred to as the “GSMS 2019-GC40 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2019-GC40 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Diamondback Industrial Portfolio 2	Note	Control	Original Balance	Note Holder
	A-1	No	$40,000,000	(1)
	A-2	No	25,000,000	(1)
	A-3	No	13,000,000	(1)
	B	Yes	61,000,000	(2)
Total			$139,000,000

(1)	Held by GSMS 2019-GC40 “pooled certificates”.
(2)	Held by GSMS 2019-GC40 “loan specific certificates”.

250 Livingston	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	GSMS 2019-GC40
	A-2	No	50,000,000	CREFI(1)
Total			$125,000,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

Waterfront Plaza	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	GSMS 2019-GC40
	A-2	No	40,000,000	DBRI(1)
	A-3	No	15,000,000	GSMS 2019-GC40
	A-4	No	10,000,000	DBRI(1)
Total			$125,000,000

(1)	Currently held by DBNY on the date of this Term Sheet but is expected to be sold to DBRI on or about June 21, 2019 pursuant to a mortgage loan purchase agreement dated and effective as of June 14, 2019 and is expected to be contributed to one or more future commercial mortgage securitization transactions.

101 California Street	Note	Control	Original Balance	Note Holder
	A-1	Yes	$245,250,000	CALI 2019-101C
	A-2	No	41,750,000	CALI 2019-101C
	A-3	No	77,500,000	GSMS 2019-GC39
	A-4	No	50,000,000	GSMS 2019-GC40
	A-5	No	22,500,000	GSMS 2019-GC40
	A-6	No	25,000,000	BMARK 2019-B11
	A-7	No	25,000,000	BMARK 2019-B11
	A-8	No	20,000,000	BMARK 2019-B10
	A-9	No	20,000,000	BMARK 2019-B10
	B-1	No	171,000,000	CALI 2019-101C
	B-2	No	57,000,000	CALI 2019-101C
Total			$755,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

Moffett Towers II Building V	Note	Control	Original Balance	Note Holder
	A-1	No	$42,500,000	BMARK 2019-B11
	A-2	No	65,000,000	GSMS 2019-GC39
	A-3	No	50,000,000	GSMS 2019-GC40
	A-4	No	12,500,000	GSMS 2019-GC40
	B-1	No	63,750,000	(1)
	B-2	No	21,250,000	(1)
	C-1	Yes(2)	30,000,000	(1)
	C-2	Yes(2)	10,000,000	(1)
Total			$295,000,000

(1)	The Moffett Towers II Building V Senior Subordinate Loans and the Moffett Towers II Building V Junior Subordinate Loans were sold to an unrelated third party.
(2)	The initial controlling noteholder is the holder or holders of a majority of the Moffett Towers II Building V Junior Subordinate Loans (by principal balance).

59 Maiden Lane	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	GSMS 2019-GC39
	A-2	No	75,000,000	BMARK 2019-B11
	A-3	No	50,000,000	GSMS 2019-GC40
Total			$200,000,000

Newport Corporate Center	Note	Control	Original Balance	Note Holder
	A-1-A	No	$50,000,000	GSMS 2019-GC40
	A-1-B, A-1-C	No	40,200,000	Benchmark 2019-B11
	A-2-A, A-2-B, A-2-C	No	73,800,000	BANK 2019-BNK18
	B-1-A, B-2-A	No	13,000,000	Wilton Reassurance Company
	B-1-B, B-2-B	No	5,000,000	Highmark Inc.
	C-1-A, C-2-A	No	40,000,000	Prima Mortgage Investment Trust, LLC
	C-1-B, C-2-B	No	34,000,000	New York State Teachers’ Retirement Fund
	D-1, D-2	Yes	56,000,000	PCSD PR Cap IV NR Reten Private Limited
Total			$312,000,000

Western Digital R&D Campus	Note	Control	Original Balance	Note Holder
	A-1	Yes	$38,000,000	BMARK 2019-B11
	A-2	No	37,895,000	GSMS 2019-GC40
Total			$75,895,000

ARC Apartments	Note	Control	Original Balance	Note Holder
	A1-A1	No	$22,000,000	Benchmark 2019-B10
	A1-A2	No	35,000,000	GSMS 2019-GC40
	A1-B	No	38,000,000	Benchmark 2019-B10
	A2	No	47,000,000	SHBNPP GLOBAL PROFESSIONAL INVESTMENT TYPE PRIVATE REAL ESTATE INVESTMENT TRUST NO. 14(H)
	B	Yes	45,000,000	SHBNPP GLOBAL PROFESSIONAL INVESTMENT TYPE PRIVATE REAL ESTATE INVESTMENT TRUST NO. 15(H)
Total			$187,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

Waterford Lakes Town Center	Note	Control	Original Balance	Note Holder
	A-1-A	Yes	$55,000,000	GSMS 2019-GC39
	A-1-B	No	35,000,000	GSMS 2019-GC40
	A-2-A	No	45,000,000	BANA(1)
	A-2-B	No	45,000,000	BANA(1)
Total			$180,000,000

(1)	Held by BANA and anticipated to be contributed to one or more future securitization trusts.

Diamondback Industrial Portfolio 1	Note	Control	Original Balance	Note Holder
	A-1	No	$40,000,000	DBRI(1)
	A-2	No	20,000,000	(2)
	A-3	No	10,000,000	DBRI(1)
	B	Yes	60,250,000	(3)
Total			$130,250,000

(1)	Currently held by DBNY on the date of this Term Sheet but is expected to be sold to DBRI on or about June 21, 2019 pursuant to a mortgage loan purchase agreement dated and effective as of June 14, 2019 and is expected to be contributed to one or more future commercial mortgage securitization transactions.
(2)	Held by GSMS 2019-GC40 “pooled certificates”.
(3)	Held by GSMS 2019-GC40 “loan specific certificates”.

57 East 11th Street	Note	Control	Original Balance	Note Holder
	A-1	No	$15,000,000	GSMS 2019-GC39
	A-2	No	20,000,000	BMARK 2019-B11
	A-3	Yes	20,000,000	GSMS 2019-GC40
Total			$55,000,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

Green Hills Corporate Center	Note	Control	Original Balance	Note Holder
	A-1	Yes	$50,000,000	BMARK 2019-B11
	A-2	No	11,500,000	GSMS 2019-GC40
Total			$61,500,000

(1)	Held by CREFI and anticipated to be contributed to one or more future securitization trusts.

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the GSMS 2019-GC40 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the pooled RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the pooled RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holders of the loan-specific certificates and the holder of any related Companion Loan (or in the case of the Diamondback Industrial Portfolio Whole Loans, the loan-specific directing holder) under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, but no control appraisal period under the Diamondback Industrial Portfolio 2 Whole Loan is continuing (and therefore the Directing Holder for the Diamondback Industrial Portfolio 2 Whole loan is the Diamondback Controlling Class Representative), the holders of the pooled principal balance certificates and the Class VR certificates may generally replace the special servicer without cause (other than with respect to the Diamondback Industrial Portfolio Whole Loans), as described in this paragraph. The holders of at least 25% of the pooled voting rights of the pooled principal balance certificates and Class VR certificates may request a vote to replace the special servicer (other than with respect to the non-serviced whole loan or the Diamondback Industrial Portfolio Whole Loans). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of pooled principal balance certificates and/or the Class VR certificates evidencing (a) at least 75% of a Pooled Quorum, or (b) more than 50% of the aggregate pooled voting rights of each class of pooled Non-Reduced Interests vote affirmatively to so replace the special servicer.

If at any time a Control Termination Event is continuing, and a control appraisal period under the Diamondback Industrial Portfolio 2 Whole loan is continuing, the holders of the principal balance certificates, the Class VR certificates and the Class DB-VR certificates may generally replace the special servicer without cause (other than with respect to the Diamondback Industrial Portfolio 1 Whole Loan), as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates, Class VR certificates and Class DB-VR certificates may request a vote to replace the special servicer (other than with respect to the non-serviced whole loan or the Diamondback Industrial Portfolio 1 Whole Loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates, Class VR certificates and/or the Class DB-VR certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

At no time will holders of the certificates be permitted to replace the special servicer without cause with respect to the Diamondback Industrial Portfolio 1 Whole Loan, other than the Diamondback Control Eligible Certificates when the Diamondback Controlling Class Representative is the Directing Holder of the Diamondback Industrial Portfolio 1 Whole Loan.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer as described above or the asset representations reviewer as described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates, Class VR certificates and Class DB-VR certificates on an aggregate basis. A “Pooled Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above (other than with respect to the Diamondback Industrial Portfolio Whole Loans) or the asset representations reviewer described below, the holders of pooled voting rights evidencing at least 75% of the aggregate pooled voting rights (taking into account the application of pooled realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all pooled principal balance certificates and Class VR certificates) on an aggregate basis.

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the pooled RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates, Class VR certificates and the Class DB-VR Certificates on an aggregate basis, and (ii) consist of at least 3 certificateholders or certificate owners that are not risk retention affiliated with each other).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)	If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loans certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the pooled RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the pooled RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) a control termination event has occurred and is continuing.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Pooled Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan or trust subordinate companion loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 15 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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DIAMONDBACK INDUSTRIAL PORTFOLIO 2

Nestlé

Nestlé – Breinigsville

Amazon – Charleston

SWIFT
SWIFT

Home Depot – Winchester

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	3		Loan Seller		GACC
Location (City/State)(1)	Various		Cut-off Date Principal Balance(3)		$78,000,000
Property Type(1)	Industrial		Cut-off Date Principal Balance per SF(2)		$30.87
Size (SF)	2,526,901		Percentage of Initial Pool Balance		8.5%
Total Occupancy as of 6/1/2019	100.0%		Number of Related Mortgage Loans(4)		2
Owned Occupancy as of 6/1/2019	100.0%		Type of Security		Fee Simple / Leasehold
Year Built / Latest Renovation(1)	Various / NAP		Mortgage Rate		3.5650%
Appraised Value(1)	$223,000,000		Original Term to Maturity (Months)		60
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)		60

Underwritten Revenues	$12,763,801
Underwritten Expenses	$108,746		Escrows(5)
Underwritten Net Operating Income (NOI)	$12,655,056			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,276,020		Taxes	$0	$0
Cut-off Date LTV Ratio(2)	35.0%		Insurance	$0	$0
Maturity Date LTV Ratio(2)	35.0%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	4.49x / 4.35x		TI/LC	$2,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(2)	16.2% / 15.7%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$139,000,000	64.2%	Purchase Price	$209,938,497	97.0%
Principal’s New Cash Contribution	77,423,776	35.8	Origination Costs	4,485,279	2.1
			Upfront Reserves	2,000,000	0.9

Total Sources	$216,423,776	100.0%	Total Uses	$216,423,776	100.0%

(1)	See “—The Mortgaged Properties” below.
(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Diamondback Industrial Portfolio 2 Senior Notes (as defined below) and excludes the Diamondback Industrial Portfolio 2 Subordinate Note (as defined below).
(3)	The Diamondback Industrial Portfolio 2 Loan (as defined below) consists of Note A-1, Note A-2, Note A-3 and is part of the Diamondback Industrial Portfolio 2 Whole Loan, which is evidenced by three senior pari passu notes and one subordinate note and has an aggregate outstanding principal balance as of the Cut-off Date of $139,000,000. See “—The Mortgage Loan” below.
(4)	The borrowers for the Diamondback Industrial Portfolio 2 Whole Loan are under the same ownership as the borrowers for the Diamondback Industrial Portfolio 1 Whole Loan.
(5)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Diamondback Industrial Portfolio 2 Loan”) is part of a whole loan (the “Diamondback Industrial Portfolio 2 Whole Loan”) consisting of three pari passu notes (Note A-1, Note A-2 and Note A-3) with an aggregate original principal balance of $78,000,000 (the “Diamondback Industrial Portfolio 2 Senior Notes”) and one subordinate promissory note (Note B) with an original principal balance of $61,000,000 (the “Diamondback Industrial Portfolio 2 Subordinate Note”). The Diamondback Industrial Portfolio 2 Whole Loan has an aggregate principal balance of $139,000,000 as of the Cut-off Date and is secured by a first mortgage encumbering the borrowers’ fee simple and leasehold interests in a three-property industrial portfolio located in Pennsylvania, Tennessee and Virginia, consisting of 2,526,901 SF of net rentable area (the “Diamondback Industrial Portfolio 2 Properties”). The Diamondback Industrial Portfolio 2 Loan which will be included in the GSMS 2019-GC40 securitization transaction, represents approximately 8.5% of the Initial Pool Balance. The Diamondback Industrial Portfolio 2 Subordinate Note will be an asset of the trust but will not be pooled together with the other Mortgage Loans, and payments of interest and principal received in respect of the Diamondback Industrial Portfolio 2 Subordinate Note will be available to make distributions in respect of eight loan specific classes of certificates only.

The Diamondback Industrial Portfolio 2 Senior Notes, have an interest rate of 3.56500% per annum and the Diamondback Industrial Portfolio 2 Subordinate Note has an interest rate of 3.56500% per annum, resulting in a weighted average interest rate of 3.56500% per annum on the Diamondback Industrial Portfolio 2 Whole Loan. The proceeds of the Diamondback Industrial Portfolio 2 Whole Loan and a new cash contribution from the borrower sponsor were primarily used to fund the acquisition of the Diamondback Industrial Portfolio 2 Properties, fund upfront reserves and pay origination costs. The aggregate purchase price for the three properties equaled approximately $209.9 million.

The Diamondback Industrial Portfolio 2 Whole Loan has an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The Diamondback Industrial Portfolio 2 Whole Loan requires monthly payments of interest only for the term of the Diamondback Industrial Portfolio 2 Whole Loan. The scheduled maturity date of the Diamondback Industrial Portfolio 2 Whole Loan is the due date in June 2024. At any time after July 11, 2021, the Diamondback Industrial Portfolio 2 Whole Loan may be defeased with certain “government securities” as

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

permitted under the Diamondback Industrial Portfolio 2 Whole Loan documents. Voluntary prepayment of the Diamondback Industrial Portfolio 2 Whole Loan is permitted on or after the due date occurring in February 2024 without payment of any prepayment premium.

The following table outlines the three pari passu notes and one subordinate B note evidencing the Diamondback Industrial Portfolio 2 Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$40,000,000	$40,000,000	GSMS 2019-GC40 “pooled certificates”	No
Note A-2	25,000,000	25,000,000	GSMS 2019-GC40 “pooled certificates”	No
Note A-3	13,000,000	13,000,000	GSMS 2019-GC40 “pooled certificates”	No
Note B	61,000,000	61,000,000	GSMS 2019-GC40 “loan specific certificates”(1)	Yes
Total	$139,000,000	$139,000,000

(1)	The holder of the Diamondback Industrial Portfolio 2 Subordinate Note will have the right to appoint the special servicer of the Diamondback Industrial Portfolio 2 Whole Loan and to direct certain decisions with respect to the Diamondback Industrial Portfolio 2 Whole Loan, unless a control appraisal event exists under the related co-lender agreement; provided that after the occurrence of a control appraisal event with respect to the Diamondback Industrial Portfolio 2 Subordinate Note, the holder of the Diamondback Industrial Portfolio 2 Note A-1 will have such rights. For so long as the Diamondback Industrial Portfolio 2 Subordinate Note is included in the GSMS 2019-GC40 securitization, and a control appraisal event does not exist, such rights will be exercised by the Directing Holder of the GSMS 2019-GC40 loan specific certificates.

Diamondback Industrial Portfolio 2 Total Debt Capital Structure

(1)	Based on the appraised value of $223,000,000 as of April 2019.
(2)	Based on the UW NOI of $12,655,056 and the UW NCF of $12,276,020.
(3)	Based on the appraised value of $223,000,000, the Implied Borrower Sponsor Equity is $84,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

■	The Mortgaged Properties. The Diamondback Industrial Portfolio 2 Properties consist of three industrial properties built between 1994 and 2011. The Diamondback Industrial Portfolio 2 Properties include 2,526,901 SF of industrial space across three locations in Pennsylvania, Tennessee and Virginia.

The following table presents certain information relating to the Diamondback Industrial Portfolio 2 Properties:

Property Name	City	State	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW Base Rent(1)
Nestle – Breinigsville	Breinigsville	Pennsylvania	$57,000,000	41.0%	1,045,153	1994	$93,400,000	$4,981,461
Amazon – Charleston	Charleston	Tennessee	48,000,000	34.5	1,016,148	2011	75,600,000	4,444,813
Home Depot – Winchester	Winchester	Virginia	34,000,000	24.5	465,600	2008	54,000,000	2,762,550
Total			$139,000,000	100.0%	2,526,901		$223,000,000	$12,188,824

(1)       Based on the underwritten rent roll as of June 1, 2019.

Nestle – Breinigsville

The largest property by allocated loan amount, Nestle – Breinigsville, is a single-story, 1,045,153 SF industrial building located at 555 Nestle Way in Breinigsville, Pennsylvania. The improvements consist of a warehouse distribution facility with approximately 1.8% by net rentable area of office space. The Nestle – Breinigsville property features 87 dock-high doors, two drive-in doors, and one rail door, all with 30’ clearance height. Parking at the Nestle – Breinigsville property consists of 234 surface spaces for a parking ratio of 0.22 spaces per 1,000 SF of net rentable area, with an additional 415 trailer spaces.

The Nestle – Breinigsville property, which was developed in 1994, is 100.0% leased to Nestle, which signed a 10-year triple net lease extension through December 2027. The Nestle lease is guaranteed by Nestle Holdings, Inc., which is a wholly owned subsidiary of NIMCO US, Inc., which is a wholly owned subsidiary of Nestle S.A. Nestle purchased the undeveloped site in June 1993 and subsequently constructed and completed the improvements in November 1994. Nestle has two, five-year renewal options and no termination options. Nestle has purchase options with respect to the Nestle – Breinigsville property under certain circumstances specified in the Nestle lease. See “Description of the Mortgage Pool—Tenant Issues—Purchase Options and Rights of First Refusal” in the Preliminary Prospectus.

Nestle S.A. (rated AA-/Aa2/AA- by Fitch/Moody’s/S&P) is one of the world’s largest food and drinks companies, producing more than 2,000 brands including the coffee brand Nescafé, Haagen-Dazs ice cream, Purina pet food, DiGiorno pizza, Kit-Kat chocolates, and Perrier bottled water. Its brands are produced at more than 400 factories globally, with the United States being Nestle S.A’.s biggest market. It is also L’Oréal’s second largest shareholder with a 23% stake in the beauty company. Nestle S.A. was founded by Henri Nestle in Switzerland in 1843. As of fiscal year 2018, Nestle S.A. reported revenue of approximately $93.8 billion and net income of approximately $10.4 billion.

Amazon – Charleston

The second largest property by allocated loan amount, Amazon – Charleston, is a single-story, 1,016,148 SF industrial distribution warehouse located at 225 Infinity Drive Northwest in Charleston, Tennessee. The improvements were constructed in 2011 and feature 64 dock-high doors, and four drive-in doors, all with 32’ clearance. Parking consists of 918 surface spaces for a parking ratio of 0.90 spaces per 1,000 SF of net rentable area, with an additional 126 trailer spaces.

The Amazon – Charleston property is currently 100.0% occupied by Amazon, which has been in occupancy since 2011. Amazon’s parent company, Amazon.com, Inc. (rated A+/A3/AA- by Fitch/Moody’s/S&P) guarantees the Amazon lease. The property serves as a fulfillment center for Amazon’s internet orders, and generally fulfills larger bulky items over 30 lbs. Given the size of the products handled at the facility, the property has a traditional metal racking system with 32’ clear ceiling heights. The property was originally built to suit for Amazon, which signed a 15 year lease in September 2011 through September 2026. Amazon has no termination options in its lease and has four, five-year renewal options at fair market rent. Amazon has a right of first offer to purchase the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

property. See “Description of the Mortgage Pool—Tenant Issues—Purchase Options and Rights of First Refusal” in the Preliminary Prospectus.

The property currently receives a tax incentive in the form of a payment in-lieu of taxes (“PILOT”) program. The fee simple title to the property is vested in the name of The Industrial Development Board of the County of Bradley (“IDB”) and the City of Cleveland, Tennessee (the “Fee Owners”), which ground leases the site to the borrower. Both the fee interest of the Fee Owners and the leasehold interest of the borrower secure the Diamondback Industrial Portfolio 2 Whole Loan. The program, structured as a ground lease, is an agreement by which the property’s developer receives tax abatements over a 10-year period, from 2012 through the end of 2021, in exchange for developing the property and leasing it for occupancy to Amazon. The ground lease has no base rent. Under the PILOT program, 50% of the market level assessment is used to calculate the real estate taxes for each tax year through 2021. The term of the ground lease expires on December 31, 2021 but will automatically be extended for consecutive periods of 30 days each, unless the borrower gives written notice to IDB of its intent to either terminate the ground lease or exercise its option to purchase the fee simple interest in the real property for $1. Pursuant to the borrower’s lease with Amazon, Amazon is required to pay the PILOT payments, and to pay real estate taxes upon the expiration of the PILOT program. According to the appraisal, estimated 2019 PILOT payments are $177,114, compared to estimated real estate taxes of $387,074 in 2022 after the PILOT expires.

Amazon.com, Inc. operates retail websites and offers programs that enable third parties to sell products on its websites. Amazon’s main web site offers millions of books, as well as other media, home furnishings, apparel, pet supplies, office products, and hundreds of other product categories. As of the fiscal year 2018, Amazon.com, Inc.’s reported revenues were approximately $232.9 billion and reported net income was approximately $10.1 billion.

Home Depot – Winchester

The third largest property by allocated loan amount, Home Depot - Winchester, is a single-story, 465,600 SF industrial distribution warehouse located at 480 Park Center Drive in Winchester, Virginia. The property was built in 2008 and features 187 dock-high doors, and two drive-in doors, with clearing heights ranging from 32’ – 40’. Parking consists of 381 surface spaces for a parking ratio of 0.82 spaces per 1,000 SF of net rentable area and an additional 730 spaces designated for trucks. The property is 100.0% occupied by Home Depot U.S.A., Inc. (“Home Depot”), which has been in occupancy since 2008. In June 2013, Home Depot entered into a 19-year lease extension, set to expire in July 2032. Per Home Depot’s lease, it is obligated to exercise the first five-year extension option, bringing its lease expiration date to July 2037. Home Depot has one, five-year renewal option at fair market rent. Home Depot utilizes the property as a Rapid Deployment Center (“RDC”) within Home Depot’s larger distribution system. The facility processes only top-selling retail products where high inventory turnover at retail stores requires constant re-stocking. The RDC utilizes an inventory sorting system with automated conveyer belts that enable manual packing of small quantity goods. The RDC is essential to Home Depot’s operations at the property, given that most inventory is in the facility for less than 24 hours before it is distributed to the network of Home Depot retail stores.

In addition, the property includes a 31.3-acre land site owned by the borrower and located adjacent to the Home Depot building. The site is utilized for parking and is leased to Home Depot, and the lease is co-terminous with the Home Depot building lease. Home Depot pays rent to the borrower for the adjacent land site of $392,000 per year and increases to $439,040 per year in October 2023, followed by an additional increase to $491,725 per year in October 2028. Home Depot has two, five-year renewal options remaining under the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

Home Depot is a subsidiary of The Home Depot, Inc. (rated A/A2/A by Fitch/Moody’s/S&P), a large home improvement retailer, and one of the largest retailers in the United States. The company operates approximately 2,287 stores, including 1,981 stores in the U.S., 182 stores in Canada, and 124 stores in Mexico. The Home Depot, Inc. targets both do-it-yourself and professional customers with a wide variety of home improvement products. Major product lines include lumber, floor and wall coverings, plumbing, gardening supplies, tools, paint, and appliances. As of the fiscal year end 2018, The Home Depot, Inc. had reported revenues of approximately $108.2 billion and reported net income of approximately $11.1 billion.

The following table presents certain information relating to the major tenants at the Diamondback Industrial Portfolio 2 Properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Portfolio GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Nestle	AA- / Aa2 / AA-	1,045,153	41.4%	$4,981,461	40.9%	$4.77	12/31/2027	2, 5-year options
Amazon	A+ / A3 / AA-	1,016,148	40.2	4,444,813	36.5	4.37	9/30/2026	4, 5-year options
Home Depot	A / A2 / A	465,600	18.4	2,762,550	22.7	5.93	7/31/2037	1, 5-year option
Largest Tenants		2,526,901	100.0%	$12,188,824	100.0%	$4.82
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		2,526,901	100.0%	$12,188,824	100.0%	$4.82

(1)	Based on the underwritten rent rolls as of June 1, 2019.
(2)	Certain ratings are those of the parent company, whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Diamondback Industrial Portfolio 2 Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	1,016,148	40.2	40.2%	4,444,813	36.5	4.37	1
2027	1,045,153	41.4	81.6%	4,981,461	40.9	4.77	1
2028	0	0.0	81.6%	0	0.0	0.00	0
2029	0	0.0	81.6%	0	0.0	0.00	0
2030 & Thereafter	465,600	18.4	100.0%	2,762,550	22.7	5.93	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,526,901	100.0%		$12,188,824	100.0%	$4.82	3

(1)	Calculated based on the approximate SF occupied by each tenant.

The following table presents certain information relating to historical leasing at the Diamondback Industrial Portfolio 2 Properties:

Historical Leased %(1)

Property	2016	2017	2018	As of 6/1/2019
Nestle – Breinigsville	100.0%	100.0%	100.0%	100.0%
Amazon – Charleston	100.0%	100.0%	100.0%	100.0%
Home Depot – Winchester	100.0%	100.0%	100.0%	100.0%

(1)	Historical occupancies are as of December 31 of each respective year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Diamondback Industrial Portfolio 2 Properties:

Cash Flow Analysis(1)

	2016	2017	2018	Underwritten	Underwritten $ per SF
Base Rent(2)	$11,701,046	$11,935,987	$11,705,973	$12,188,824	$4.82
Credit Tenant Rent Steps(3)	0	0	0	612,028	0.24
Potential Income from Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$11,701,046	$11,935,987	$11,705,973	$12,800,852	$5.07
Reimbursements	5,263	60,393	(3,347)	100,309	0.04
Other Income	392,096	414,424	449,739	392,000	0.16
Total Gross Income	$12,098,405	$12,410,804	$12,152,364	$13,293,162	$5.26
Economic Vacancy & Credit Loss(4)	0	0	0	(529,360)	(0.21)
Effective Gross Income	$12,098,405	$12,410,804	$12,152,364	$12,763,801	$5.05

Real Estate Taxes(5)	$0	$0	$0	$0	$0.00
Insurance	16,662	22,702	16,131	25,688	0.01
Management Fee	0	0	0	45,921	0.02
Other Operating Expenses	1,424,023	219,653	224,023	37,137	0.01
Total Operating Expenses	$1,440,684	$242,356	$240,154	$108,746	$0.04

Net Operating Income	$10,657,721	$12,168,448	$11,912,210	$12,655,056	$5.01
Replacement Reserves	0	0	0	379,035	0.15
TI/LC	0	0	0	0	0.00
Net Cash Flow	$10,657,721	$12,168,448	$11,912,210	$12,276,020	$4.86

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on the underwritten rent rolls as of June 1, 2019.
(3)	Represents straight line average rent for investment grade tenants Nestle, Amazon and Home Depot.
(4)	Underwritten Vacancy & Credit Loss represents an economic vacancy of 4.0%.
(5)	Tenants are responsible for directly paying Real Estate Taxes. Additionally, the Amazon - Charleston property currently receives a tax incentive via a PILOT (Payment In Lieu Of Taxes) program. See “—The Mortgaged Properties” above.

■	Appraisal. According to the appraisals, the Diamondback Industrial Portfolio 2 Properties had an aggregate “as-is” appraised value of $223,000,000 as of dates ranging from April 18, 2019 through April 29, 2019. The appraisals also concluded an aggregate “go dark” value of $158,500,000 (Nestle – Breinigsville: $67,800,000; Amazon – Charleston: $51,600,000; Home Depot – Winchester: $39,100,000).

■	Environmental Matters. According to the Phase I environmental reports, dated from February 20, 2019 through February 21, 2019, there are no recognized environmental conditions or recommendations for further action at the Diamondback Industrial Portfolio 2 Properties.

■	Market Overview and Competition.

Nestle – Breinigsville (41.0% of Cut-off Date Allocated Loan Amount)

The Nestle – Breinigsville property is located in Lehigh County, Pennsylvania. Primary access to the area is provided by Interstate 78. The I-81/I-78 Corridor Industrial market is comprised of three core submarkets and 15 counties. As of the fourth quarter of 2018, the I-81/I-78 Corridor Industrial market had inventory of approximately 265.9 million SF, an overall vacancy rate of 6.7% and approximately 22.4 million SF of inventory under construction. At $4.86 PSF, direct weighted average rental rates for warehouse/distribution product rose 1.5% year-over-year from the fourth quarter of 2017 to the fourth quarter of 2018.

The Nestle – Breinigsville property is located in the Lehigh Valley submarket. As of the fourth quarter of 2018, the submarket had inventory of approximately 78.1 million SF, a vacancy rate of 8.6% and direct weighted average rent of $5.15 PSF, which is the highest of the three submarkets within the I-81/I-78 Corridor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

The following table presents certain information relating to comparable leases for the Nestle – Breinigsville property:

Industrial Lease Comparables(1)

Property Name	Location	Lease Type	Quoted Rate per SF	Tenant	Lease Size (SF)	Lease Date	Approx. Lease Term (Years)
Nestle – Breinigsville Property	Breinigsville, PA	Net	$4.77	Nestle	1,045,153	Dec 2017	10.0
Industrial Warehouse Lease	Middletown, PA	Net	$4.70	Schneider Electric	650,671	May 2018	5.2
139 Fredericksburg Rd	Fredericksburg, PA	Net	$4.25	Ace Hardware	1,080,421	June 2018	15.0
Arcadia West Industrial Park	Klutztown, PA	Net	$5.15	Allen Distribution	211,134	Feb 2018	3.1
100 Carolina Way	New Kingston, PA	Net	$4.73	XPO Logistics (Menlo)	805,600	Dec 2018	7.0
Uline Building	Breinigsville, PA	Net	$5.69	Coca-Cola	363,000	July 2017	5.0
Prologis Carlisle II	Carlisle, PA	Net	$4.43	Kohler	1,029,600	May 2017	10.0
350 Lingle Ave	Palmyra, PA	Net	$3.85	General Mills	1,400,000	Dec 2017	7.5
Berks Park 78	Bethel, PA	Net	$4.30	XPO (Samsung)	500,000	Feb 2016	5.0
Weighted Average(2)			$4.64		755,053		7.0

(1)	Source: Appraisals.
(2)	Weighted Average excludes the Nestle – Breinigsville property.

The appraisal concluded a market rent rate of $4.75 PSF NNN for the Nestle – Breinigsville property, which is slightly lower than the tenant’s current rental rate of $4.77 PSF NNN.

Amazon – Charleston (34.5% of Cut-off Date Allocated Loan Amount)

The Amazon – Charleston property is located in Charleston, Bradley County, Tennessee. As of the first quarter of 2019, the Bradley County industrial market contained an inventory of 7.7 million SF, a direct vacancy rate of 5.8% and average rental rate of $3.78 PSF.

The following table presents certain information relating to comparable leases for the Amazon – Charleston property:

Industrial Lease Comparables(1)

Property Name	Location	Lease Type	Quoted Rate per SF	Tenant	Lease Size (SF)	Lease Date	Approx. Lease Term (Years)
Amazon – Charleston Property	Charleston, TN	Net	$4.37	Amazon	1,016,148	Sept 2011	15.0
Amazon Distribution Center	Burlington, NJ	Net	$5.50	Amazon	1,016,000	Feb 2019	10.0
Amazon Fulfillment Center	Livonia, MI	Net	$4.25	Amazon	1,009,292	Sept 2017	15.0
Amazon Distribution	Kansas City, KS	Net	$5.65	Amazon	856,605	Aug 2017	15.0
Amazon Fulfillment Center	Lebanon, TN	Net	$4.00	Amazon	1,016,148	Oct 2012	15.0
Amazon.com Fulfillment Center	Chattanooga, TN	Net	$4.03	Amazon	1,016,148	Mar 2011	15.0
Weighted Average(2)			$4.69		982,839		14.0

(1)	Source: Appraisals.
(2)	Weighted Average excludes the Amazon – Charleston property.

The appraisal concluded a market rent rate of $4.25 PSF NNN for the Amazon - Charleston property, which is slightly lower than the tenant’s current rental rate of $4.37 PSF NNN.

Home Depot – Winchester (24.5% of Cut-off Date Allocated Loan Amount)

The Home Depot – Winchester property is located in Winchester, Frederick County, Virginia within the Shenandoah Valley. Primary access to the area is provided by Interstate 81, which is less than one mile from the property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

The Home Depot – Winchester property is part of the Winchester Industrial Market, which is centrally located within the I-81 corridor. The Winchester industrial market had year-end 2018 inventory of approximately 12.3 million SF, an overall vacancy rate of 4.4% and asking rent of $5.28 PSF, a 2.3% increase over 2017 asking rent of $5.16 PSF and a 20.8% increase over 2016 asking rent of $4.37 PSF.

The following table presents certain information relating to comparable leases for the Home Depot - Winchester property:

Industrial Lease Comparables(1)

Property Name	Location	Lease Type	Quoted Rate per SF	Tenant	Lease Size (SF)	Lease Date	Approx. Lease Term (Years)
Home Depot – Winchester	Winchester, VA	Net	$5.93	Home Depot	465,600	Jul 2018	19.0
180 Admiral Byrd Drive	Winchester, VA	Net	$6.25	Confidential	120,000	Mar 2019	5.0
165 Business Boulevard	Clear Brook, VA	Net	$5.32	Amazon	1,000,000	Dec 2017	15.0
80 Tyson Drive	Winchester, VA	Net	$5.00	Fiat Chrysler Automobiles	400,400	Nov 2016	15.0
331 Apple Valley Road	Winchester, VA	Net	$4.50	Rubbermaid	111,000	Dec 2016	2.0
255 Fort Collier Road	Winchester, VA	Net	$4.00	Home Depot USA, Inc.	229,828	Mar 2016	2.0
Weighted Average(2)			$5.01		372,246		8.0

(1)	Information is based on the appraisals.
(2)	Weighted Average excludes the Home Depot – Winchester property.

The appraisal concluded a market rent rate of $5.75 PSF NNN for the Home Depot – Winchester property, which is slightly lower than the tenant’s current rental rate of $5.93 PSF NNN.

■	The Borrowers. The borrowers are VEREIT/OW Breinigsville PA, LLC, VEREIT/OW Charleston TN, LLC and VEREIT/OW Winchester VA, LLC, each a newly formed Delaware limited liability company structured to be bankruptcy remote with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Diamondback Industrial Portfolio 2 Whole Loan. The borrowers are indirectly owned 20% by VEREIT Operating Partnership, L.P. (which is 97.6% owned by VEREIT, Inc. and 2.4% owned by certain non-affiliated investors and certain former directors, officers and employees of ARC Real Estate Partners, LLC) and 80% by a Korean investment trust. The borrowers for the Diamondback Industrial Portfolio 2 Loan are under the same ownership as the borrowers for the Diamondback Industrial Portfolio 1 Loan. The Diamondback Industrial Portfolio 2 Properties were acquired from affiliates of VEREIT, Inc. There is no non-recourse carve-out guarantor or separate environmental indemnitor for the Diamondback Industrial Portfolio 2 Whole Loan.

■	Escrows. At origination of the Diamondback Industrial Portfolio 2 Whole Loan, the borrowers funded reserves of $2,000,000 for outstanding approved leasing expenses with respect to the Nestle tenant.

On each due date, the borrowers will be required to fund the following reserves: (i) if a Trigger Period (as defined below) has occurred, one-twelfth of the taxes that the lender estimates will be payable over the next-ensuing 12-month period, (provided that if no event of default is continuing, the borrowers’ requirement to make such deposits will be waived with respect to any property where (a) the entire property is leased to one or more IG Tenants (as defined below), (b) such IG Tenant(s) is obligated under its lease to pay all real estate taxes for such property directly to the applicable governmental authority and does so before delinquency and (c) the applicable lease remains in full force and effect and no event of default exists thereunder), (ii) if a Trigger Period under the Diamondback Industrial Portfolio 2 Whole Loan documents has occurred and is continuing, one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums for the renewal of coverage (provided that (1) such deposits will be waived if the Diamondback Industrial Portfolio 2 Properties are covered under an acceptable blanket policy and (2) if no event of default is continuing, the borrowers’ requirement to make such deposits will be waived with respect to any property where (a) the entire property is leased to one or more IG Tenants, (b) such IG Tenant(s) is obligated under its lease to pay all insurance premiums for such property directly to the insurer and does so as they become due and payable and (c) the applicable lease remains in full force and effect and no event of default exists thereunder), (iii) if a Trigger Period under the Diamondback Industrial Portfolio 2 Whole Loan documents has occurred and is continuing, a monthly replacement reserve deposit equal to one-twelfth of $0.02 PSF (initially $3,245.58), (iv) if a Trigger Period under the Diamondback

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

Industrial Portfolio 2 Whole Loan documents has occurred and is continuing, a monthly rollover reserve deposit equal to one-twelfth of $0.25 PSF (initially $52,643.77).

An “IG Tenant” means a tenant under a lease at any of the Diamondback Industrial Portfolio 2 Properties (i)(x) with a rating of “BBB-” (or the applicable equivalent rating) or better by one of Moody’s, S&P or Fitch or (y) if such tenant is not rated by any of Moody’s, S&P or Fitch, has a rating of “BBB-” (or the applicable equivalent rating) or better by one or more of DBRS, Morningstar, KBRA and no nationally-recognized statistical rating organization that is rating such tenant has given a rating of less than “BBB-” (or the applicable equivalent rating) or (ii) is a tenant that is wholly-owned by a parent that satisfies the conditions set forth in clause (i).

■	Lockbox and Cash Management. The Diamondback Industrial Portfolio 2 Whole Loan documents require a lender-controlled hard lockbox account with in-place cash management. The borrowers are required to cause tenants to deposit rents directly into the lockbox account. In addition, the borrowers and the property manager are required to deposit all rents and gross revenue from the Diamondback Industrial Portfolio 2 Properties into such lockbox account within two business days of receipt. Twice a month, all funds in the lockbox account are required to be swept into a lender-controlled cash management account and applied to make required deposits into the tax and insurance reserves, if any, as described above under “—Escrows,” to pay debt service on the Diamondback Industrial Portfolio 2 Whole Loan, to make required deposits into the replacement and rollover reserves, if any, as described above under “—Escrows,” to pay operating expenses set forth in the annual budget (which must be reasonably approved by the lender during a Trigger Period) and lender-approved extraordinary expenses, and to pay any remainder (i) if a Lease Sweep Period is in effect, to a lease sweep reserve to be applied to expenses of reletting the applicable tenant space, (ii) if no Lease Sweep Period is in effect, and any other Trigger Period is in effect, to a cash collateral account to be held as additional security for the Diamondback Industrial Portfolio 2 Whole Loan during the continuance of such Trigger Period and (iii) if no Trigger Period is in effect, to the borrowers.

A “Trigger Period” means a period commencing upon (i) the commencement of an event of default under the Diamondback Industrial Portfolio 2 Whole Loan documents, (ii) the debt service coverage ratio of the Diamondback Industrial Portfolio 2 Whole Loan falling below 1.10x, or (iii) the occurrence of a Lease Sweep Period (as defined below).

A Trigger Period will expire upon (a) in the case of a Trigger Period caused by the event described in clause (i) above, such event of default being cured (and the cure having been accepted by the lender), (b) in the case of a Trigger Period caused by the event described in clause (ii) above, the debt service coverage ratio being equal to or greater than 1.10x for two consecutive calendar quarters, and (c) in the case of a Trigger Period caused by the event in clause (iii) above, the expiration of the Lease Sweep Period in accordance with the definition of Lease Sweep Period below. The borrower may cure a Trigger Period caused by clause (ii) above by delivering to the lender cash or a letter of credit meeting the requirements of the loan documents in an amount which, if applied to repay the outstanding principal balance of the Diamondback Industrial Portfolio 2 Whole Loan would cause the debt service coverage ratio to equal 1.10x.

A “Lease Sweep Period” will commence, (a) upon the earlier of (i) the date that is nine months prior to the expiration of a Sweep Lease (as defined below) or (ii) upon the latest date required under the Sweep Lease by which the Sweep Tenant (as defined below) is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of a Sweep Lease or upon borrowers’ receipt of notice by a Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Sweep Lease; (c) solely with respect to any Sweep Tenant that is not an IG Tenant, if a Sweep Tenant has ceased operating its business at the related property (other than in connection with (x) a temporary vacation of the space for a period of no longer than 12 months following a casualty or condemnation at the applicable Diamondback Industrial Portfolio 2 Property, provided that the borrower or the applicable Sweep Tenant is continuously and diligently pursuing completion of a restoration of such property during such 12 month period and (y) a temporary vacation of, or cessation of business at, the space for a period of not more than 90 days in connection with renovation or build-out of the space or other permitted alteration) at substantially all of its space at the Diamondback Industrial Portfolio 2 Property; (d) upon a monetary or material non-monetary default under a Sweep Lease by a Sweep Tenant beyond any applicable notice and cure period or (e) upon a bankruptcy or insolvency proceeding of a Sweep Tenant or its parent. A

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

Lease Sweep Period will end upon (i) with respect to clause (a), (b), (c) and (d) above, (x) (a) at least 75% of the Sweep Lease space being leased pursuant to a qualified lease, which lease results in a debt yield of at least 8.0% or (b) the entirety of the Sweep Lease space is being leased pursuant to one or more qualified leases and (y) in the lender’s reasonable judgement, sufficient funds have accumulated in the lease sweep reserve to cover all anticipated leasing expenses, free rent periods and any shortfalls in debt service or operating expenses as a result of any anticipated down time prior to commencement of payments under such qualified leases (“Sufficient Funds”); (ii) with respect to clause (a) above, the date the Sweep Tenant exercises its renewal or extension option; (iii) with respect to clause (b) above, the date the Sweep Tenant retracts its notice to surrender or cancel its lease; (iv) with respect to clause (c) above, the date on which the tenant has recommenced its business at the related property for a period of at least 30 days; (v) with respect to clause (d) above, the date the monetary or material non-material default has been cured and no other monetary or material non-monetary default under such Sweep Lease occurs for a period of three consecutive months following such cure); and (vi) with respect to clause (e) above, either the bankruptcy or insolvency proceeding has terminated and the Sweep Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or (x) at least 75% of the Sweep Lease space is leased pursuant to a qualified lease, the leasing results in a debt yield of at least 8.0% and (y) Sufficient Funds have been accumulated in the lease sweep reserve.

A “Sweep Lease” means each of the (i) Amazon lease, (ii) Nestle lease, (iii) Home Depot lease and (iv) any replacement lease covering a majority of the space currently demised under each such lease.

A “Sweep Tenant” means any tenant under a Sweep Lease.

■	Property Management. The Diamondback Industrial Portfolio 2 Properties are managed by VEREIT Realty Advisors, LLC, an affiliate of the borrowers pursuant to management agreements between such manager and a parent company of the borrowers. Under the Diamondback Industrial Portfolio 2 Whole Loan documents, the lender has the right to require the borrowers to replace the property manager with (x) an unaffiliated qualified manager selected by the borrowers or (y) another property manager chosen by the borrowers and approved by the lender (provided, that such approval may be conditioned upon the borrowers delivering a rating agency confirmation as to such new property manager and management agreement) upon the occurrence of any one or more of the following events: (i) at any time following the occurrence of an event of default, (ii) if the property manager is in default under any management agreement beyond any applicable notice and cure period, (iii) if the property manager has become insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided that no event of default is then continuing under the Diamondback Industrial Portfolio 2 Whole Loan, the Diamondback Industrial Portfolio 2 Whole Loan documents permit a partial release of one or more of the individual Diamondback Industrial Portfolio 2 Properties at any time after July 11, 2021, subject to certain conditions, including, without limitation, the following: (i) the sale of such individual property is pursuant to an arm’s-length agreement with an unaffiliated third party; (ii) the related borrowers defease a portion of the Diamondback Industrial Portfolio 2 Whole Loan equal to the applicable release price (as described below); (iii) after giving effect to such release, the debt service coverage ratio for the remaining Diamondback Industrial 2 Properties will be no less than the greater of (1) the debt service coverage ratio of all of the Diamondback Industrial Portfolio 2 Properties (including the individual property to be released) immediately preceding such release and (2) 1.40x; (iv) after giving effect to such release, the loan-to-value ratio for the remaining Diamondback Industrial Portfolio 2 Properties is not greater than the lesser of (1) the loan-to-value ratio of all of the Diamondback Industrial Portfolio 2 Properties (including the individual property to be released) immediately preceding such release and (2) 65.0%; and (v) after giving effect to the release, the ratio of the unpaid principal balance of the Diamondback Industrial Portfolio 2 Whole Loan to the value of the remaining Diamondback Industrial Portfolio 2 Properties (such value to be determined by the lender in its reasonable discretion based on a commercially reasonable valuation method permitted to a REMIC trust and which excludes the value of personal property or going concern value, if any) is no more than 125%. The release price for the first release is 110% of the allocated loan amount of the individual property being released, for the second release is 115% of the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 2

allocated loan amount of the individual property being released, and for the release of the final individual property is the remaining principal balance of the Diamondback Industrial Portfolio 2 Whole Loan.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy without an exclusion of terrorism in an amount equal to the full replacement cost of the Diamondback Industrial Portfolio 2 Properties, plus 24 months of business interruption coverage. If TRIPRA is no longer in effect, then the borrowers’ requirement to purchase terrorism insurance will be capped at an amount equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the Diamondback Industrial Portfolio 2 Whole Loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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250 LIVINGSTON

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Brooklyn, New York	Cut-off Date Balance(3)	$75,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF(2)	$337.56
Size (SF)(1)	370,305	Percentage of Initial Pool Balance	8.2%
Total Occupancy as of 4/1/2019(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2019(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1910 / 2013	Mortgage Rate	3.63000%
Appraised Value	$210,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$16,032,086
Underwritten Expenses	$4,309,444	Escrows(4)
Underwritten Net Operating Income (NOI)	$11,722,642	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,638,292	Taxes	$148,101	$148,101
Cut-off Date LTV Ratio(2)	59.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	59.5%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.55x / 2.53x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.4% / 9.3%	Other	$5,376,645	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$125,000,000	100.0%	Loan Payoff	$75,143,438	60.1%
Principal Equity Distribution	41,116,488	32.9
Reserves	5,524,746	4.4
Origination Costs	3,215,328	2.6

Total Sources	$125,000,000	100.0%	Total Uses	$125,000,000	100.0%

(1)	The 250 Livingston Property (as defined below) is comprised of 343,486 SF of commercial space and 26,819 SF of residential space consisting of 36 units. Total Occupancy and Owned Occupancy as of 4/1/2019 are 100.0% for the commercial space and 94.4% based on units for the residential space.
(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 250 Livingston Whole Loan (as defined below). See “—The Mortgage Loan” below.
(3)	The Cut-off Date Balance of $75,000,000 represents the controlling note A-1, which is part of a larger whole loan evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $125,000,000. The related companion loan, which is evidenced by the non-controlling note A-2 ($50,000,000) is currently held by CREFI and is expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.
(4)	See “—Escrows” below.

■	The Mortgage Loan. The 250 Livingston mortgage loan (the “250 Livingston Loan”) is part of a whole loan (the “250 Livingston Whole Loan”) evidenced by two pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a 370,305 SF mixed use building located in Brooklyn, New York (the “250 Livingston Property”). The 250 Livingston Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $75,000,000 and represents approximately 8.2% of the Initial Pool Balance. The related companion loan is evidenced by the non-controlling note A-2 ($50,000,000), which is currently held by CREFI and is expected to be contributed to one or more future commercial mortgage securitization transactions. The 250 Livingston Whole Loan, which accrues interest at an interest rate of 3.63000% per annum, was originated by CREFI on May 31, 2019, had an aggregate original principal balance of $125,000,000 and has an aggregate outstanding principal balance as of the Cut-off Date of $125,000,000. The proceeds of the 250 Livingston Whole Loan were primarily used to refinance prior debt secured by the 250 Livingston Property, return equity to the borrower sponsor, pay origination costs and fund upfront reserves. The 250 Livingston Property was previously securitized in the GSMS 2013-GC12 transaction.

The table below summarizes the promissory notes that comprise the 250 Livingston Whole Loan. The relationship between the holders of the 250 Livingston Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$75,000,000	$75,000,000	GSMS 2019-GC40	Yes
Note A-2	50,000,000	50,000,000	CREFI(1)	No
Total	$125,000,000	$125,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

The 250 Livingston Whole Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires monthly payments of interest only for the term of the 250 Livingston Whole Loan. The scheduled maturity date of the 250 Livingston Whole Loan is the due date in June 2029. Provided no event of default has occurred and is continuing, at any time after the earlier to occur of (i) May 31, 2023 and (ii) the second anniversary of the closing date of the last securitization of a note comprising part of the 250 Livingston Whole Loan, the 250 Livingston Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 250 Livingston Whole Loan documents.

Voluntary prepayment of the 250 Livingston Whole Loan is permitted on or after the due date in March 2029 without payment of any prepayment premium.

■	The Mortgaged Property. The 250 Livingston Property is a 12-story mixed use building located in downtown Brooklyn between Bond Street and Hoyt Street. The 250 Livingston Property contains 343,486 SF of office and ground level retail space on floors 1-8 (which collectively account for 91.8% of underwritten EGI) and 36 residential units (26,819 SF of space and accounting for 8.2% of underwritten EGI) on floors 9-12. The 250 Livingston Property was originally constructed in 1910 and has been owned and operated by the borrower sponsor, Clipper Realty Inc., since the firm’s acquisition in 2002. The residential floors were converted to their current use in stages between 2003 and 2013 and consist of 14 studio apartment units and 22 one-bedroom apartment units. The studio units average approximately 736 SF and underwritten monthly base rent of $3,037 per unit while the one-bedroom units average approximately 751 SF and underwritten monthly base rent of $3,178. The City of New York occupies approximately 99.7% of the commercial space at the 250 Livingston Property with the remaining 0.3% of the commercial space (990 SF) occupied by a deli tenant. As of the underwritten rent roll dated April 1, 2019, the multifamily and commercial portions of the 250 Livingston Property were 94.4% and 100.0% leased, respectively.

The sole office tenant, The City of New York (99.7% of commercial NRA; 99.4% of underwritten commercial base rent; rated AA/Aa1/AA by Fitch, Moody’s and S&P), occupies 342,496 SF of office space under two leases with expiration dates of August 22, 2030. The City of New York had an original lease expiration date of August 22, 2020, however, on May 8, 2019, The City of New York executed a 10-year extension option which will go into effect on the earlier to occur of August 23, 2020 or on the date that all of the borrower’s facade work in connection with the tenant’s initial occupancy of the premises is substantially completed (the “Commencement Date”). The borrower advised that this work is expected to be completed by the end of the year. We cannot assure you that this work will be completed as expected or at all. The City of New York has the option to terminate its lease with 18 months’ notice on (i) the 5th anniversary of the Commencement Date upon payment of a termination fee in an amount equal to all rent payable through the termination date on the later of (a) 30 days after the tenant's receipt from the borrower of an invoice and (b) the termination date or (ii) the 7th anniversary of the Commencement Date upon payment of a $16,434,979.15 termination fee. The City of New York has been at the 250 Livingston Property since 1977 and has continued to expand its space into its current footprint of 342,496 SF. The City of New York’s space at the 250 Livingston Property is utilized by the New York City Human Resources Administration (floors 1-7) and the New York City Department of Environmental Protection (floor 8).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

The following table presents certain information relating to the commercial and retail tenants at the 250 Livingston Property:

Largest Owned Commercial Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
The City of New York(4)	AA / Aa1 / AA	342,496	99.7%	$15,174,394	99.4%	$44.31	8 /22/2030(5)	NAP
Metro Finest Deli	NR / NR / NR	990	0.3	87,677	0.6%	$88.56	5/31/2030	1, 5-year option
Total / Wtd. Avg.		343,486	100.0%	$15,262,071	100.0%	$44.43

(1)	Based on the underwritten rent roll dated April 1, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF represent the straight-line average rent for The City of New York tenant through the maturity date of the 250 Livingston Whole Loan and include $1,719 of contractual rent steps through June 2019 related to Metro Finest Deli.
(4)	The City of New York has the option to terminate its lease with 18 months’ notice on (i) the 5th anniversary of the Commencement Date upon payment of a termination fee in an amount equal to all rent payable through the termination date on the later of (a) 30 days after the tenant's receipt from the borrower of an invoice and (b) the termination date or (ii) the 7th anniversary of the Commencement Date upon payment of a $16,434,979.15 termination fee.
(5)	The City of New York executed a 10-year extension option which will go into effect on the Commencement Date (the earlier to occur of August 23, 2020 or on the date that all of the borrower’s facade work in connection with the tenant’s initial occupancy of the premises is substantially completed). The City of New York’s lease expires 10 years after the Commencement Date.

The following table presents certain information relating to the multifamily units and rent at the 250 Livingston Property:

Multifamily Unit Mix(1)

Unit Type	# of Units	% of Units	Occupied Units	% Occupied	Average Unit Size (SF)	In-Place Average Rent per Month
Studio	14	38.9%	12	85.7%	736	$3,037
One Bedroom	22	61.1	22	100.0	751	3,178
Total / Average	36	100.0%	34	94.4%	745	$3,128

(1)	Based on the underwritten rent roll dated April 1, 2019.

The following table presents certain information relating to the commercial lease rollover schedule at the 250 Livingston Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	343,486	100.0	100.0%	15,262,071	100.0%	44.43	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	343,486	100.0%		$15,262,071	100.0%	$44.43	2

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF represent the straight-line average rent for The City of New York tenant through the maturity date of the 250 Livingston Whole Loan and include $1,719 of contractual rent steps through June 2019 related to the Metro Finest Deli.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

The following table presents certain information relating to historical leasing at the 250 Livingston Property:

Historical Leased%(1)

	2016	2017	2018	As of 4/1/2019(2)
Commercial Owned Space	100.0%	100.0%	100.0%	100.0%
Residential Owned Space	90.4%	90.9%	90.5%	94.4%

(1)	As provided by the borrower, which represents occupancy as of September 30 for the indicated year, unless otherwise specified.
(2)	Based on the underwritten rent roll dated April 1, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 250 Livingston Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 3/31/2019	Underwritten	Underwritten $ per SF
Base Rent - Apartments	$1,198,879	$1,323,038	$1,144,960	$1,160,521	$1,276,328	$3.45
Potential Income from Vacant Units	0	0	0	0	80,984	0.22
Gross Potential Income - Apartments	$1,198,879	$1,323,038	$1,144,960	$1,160,521	$1,357,312	$3.67
Vacancy & Credit Loss(2)	0	0	0	0	(80,984)	(0.22)
Other Income - Apartments	103,680	86,405	48,729	43,040	43,040	0.12
EGI - Apartments	$1,302,559	$1,409,443	$1,193,689	$1,203,561	$1,319,368	$3.56

Commercial Rental Income(3)(4)	$5,680,659	$8,262,064	$8,264,304	$8,246,503	$15,262,071	$41.21
City of New York Parking Rent	208,333	225,000	225,000	225,000	225,000	0.61
Expense Reimbursements	1,309,563	1,418,187	1,538,792	1,576,234	0	0.00
Gross Potential Income - Commercial	$7,198,555	$9,905,251	$10,028,096	$10,047,737	$15,487,071	$41.82
Vacancy & Credit Loss(2)	0	0	0	0	(774,354)	(2.09)
EGI – Commercial	$7,198,555	$9,905,251	$10,028,096	$10,047,737	$14,712,718	$39.73

Total Effective Gross Income	$8,501,114	$11,314,694	$11,221,785	$11,251,298	$16,032,086	$43.29

Real Estate Taxes	$1,485,201	$1,579,909	$1,663,471	$1,693,890	$1,975,173	$5.33
Insurance	133,173	129,447	116,099	118,740	108,713	0.29
Management Fee	255,033	339,441	336,654	337,539	480,963	1.30
Other Operating Expenses	1,632,674	1,655,205	1,759,336	1,711,747	1,744,596	4.71
Total Operating Expenses	$3,506,081	$3,704,002	$3,875,560	$3,861,916	$4,309,444	$11.64

Net Operating Income(4)	$4,995,033	$7,610,692	$7,346,225	$7,389,382	$11,722,642	$31.66
TI/LC	0	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	84,350	0.23
Net Cash Flow	$4,995,033	$7,610,692	$7,346,225	$7,389,382	$11,638,292	$31.43

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Vacancy is underwritten to the current, economic vacancy of 6.0%.
(3)	Commercial Rental Income represents the straight-line average rent for The City of New York tenant through the maturity date of the 250 Livingston Whole Loan and includes $1,719 of contractual rent steps through June 2019 related to the Metro Finest Deli.
(4)	The increase from TTM 3/31/2019 Net Operating Income to Underwritten Net Operating Income is primarily attributable to the increase in The City of New York’s rent in connection with the executed 10-year lease extension. Commercial Rental Income is comprised of the current rent that The City of New York is paying ($8,150,060) and the straight line average rent over the loan term ($7,024,334).

■	Appraisal. According to the appraisal, the 250 Livingston Property had an “as-is” appraised value of $210,000,000 as of April 16, 2019.

■	Environmental Matters. Based on a Phase I environmental report dated November 9, 2018, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the 250 Livingston Property other than the continued implementation of the current asbestos operations and maintenance program.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

■	Market Overview and Competition. The 250 Livingston Property is located in Brooklyn, New York, within the Brooklyn office market. Located on Livingston Street between Bond and Hoyt Streets, the 250 Livingston Property is situated north of the Boerum Hill neighborhood. According to the appraisal as of the fourth quarter of 2018, the Brooklyn office market contained approximately 29.8 million SF with an overall direct vacancy of 13.5% and average direct asking rents of $43.24 per SF. The 250 Livingston Property is more specifically located within the Downtown Brooklyn office submarket. According to the appraisal as of the fourth quarter of 2018, the Downtown Brooklyn office submarket contained approximately 12.4 million SF with an overall direct vacancy rate of 6.7% and average direct asking rents of $56.01 per SF.

The 250 Livingston Property is located approximately five blocks north of the A, C, F, N and R subway lines at the Jay Street - Metrotech station and within close proximity to the No. 2 and 3 subway lines at the Hoyt Street- Fulton Street station. The 250 Livingston Property is also located several blocks northeast of the Atlantic Terminal transit station, which is the third largest transportation hub in New York City. The Brooklyn and Manhattan Bridge ramps are each less than 10 blocks to the northwest of the 250 Livingston Property and the 250 Livingston Property is also within close proximity to the Brooklyn-Queens Expressway.

The following table presents certain information relating to comparable office buildings for the 250 Livingston Property:

Office Building Comparables(1)

Property Name	NRA (SF)	Direct Available SF	Sublease Available SF	Direct Occupancy (%)	Direct Asking Rent PSF (Low)	Direct Asking Rent PSF (High)
250 Livingston(2)	343,486	0	0	100.0%	NAP	NAP
44 Court Street	120,000	922	0	99.2%	$42.00	$42.00
32 Court Street	115,586	0	0	100.0%	NAP	NAP
50 Court Street	110,000	13,213	0	88.0%	$40.00	$45.00
486-496 Fulton Street	237,463	0	0	100.0%	NAP	NAP
368-370 Jay Street	345,639	0	0	100.0%	NAP	NAP
210 Joralemon Street	383,442	0	0	100.0%	NAP	NAP
141 Livingston Street	185,000	0	0	100.0%	NAP	NAP
240-252 Livingston Street	325,041	0	0	100.0%	NAP	NAP
175 Remsen Street	115,000	0	2,577	100.0%	NAP	NAP
41 Flatbush Avenue	270,000	242,992	0	10.0%	$40.00	$55.00
30 Flatbush Avenue	235,000	0	0	100.0%	NAP	NAP
25 Elm Place	159,457	0	0	100.0%	NAP	NAP
26 Court Street	293,137	2,090	0	99.3%	$50.00	$50.00
186 Joralemon Street	75,000	2,650	0	96.5%	$50.00	$50.00
180 Livingston Street	257,000	0	0	100.0%	NAP	NAP
177 Livingston Street	114,108	0	0	100.0%	NAP	NAP
191 Joralemon Street	138,000	0	0	100.0%	NAP	NAP
130 Livingston Street	407,533	0	0	100.0%	NAP	NAP
189 Montague Street	85,644	0	0	100.0%	NAP	NAP
195 Montague Street	211,391	31,883	0	84.9%	$45.00	$55.00
Total (excluding 250 Livingston)	4,138,441	293,750	2,577
Average (excluding 250 Livingston)	209,172	14,688	129	93.0%	$40.00	$55.00

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated April 1, 2019, excludes the 26,819 SF of residential space at the 250 Livingston Property and includes 990 SF of retail space.

■	The Borrower. The borrower, 250 Livingston Owner LLC, a recycled single purpose entity, is 100% owned by Berkshire Equity LLC which is approximately 40.4% owned by its managing member, Clipper Realty L.P., a Delaware limited partnership. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 250 Livingston Whole Loan. Clipper Realty L.P. is approximately 96.1% owned by its general partner, Clipper Realty Inc., a Maryland corporation and public REIT, and approximately 3.9% owned by various limited partners. The non-recourse carve-out guarantors are Clipper Realty Inc. and Clipper Realty L.P. Clipper Realty Inc. is a real estate investment trust that is headquartered in Brooklyn, New York. Clipper Realty Inc. specializes in acquiring, owning, repositioning, operating and managing various asset types.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

■	Escrows. On the origination date of the 250 Livingston Whole Loan, the borrower funded a reserve of $148,101 for real estate taxes and $5,376,645 for a gap rent reserve. On each due date commencing with the due date occurring in July 2019 through and including the due date occurring in August 2020, the lender is required to deposit a portion of the gap rent reserve funds equal to $413,588 into an account designated by the borrower (unless a 250 Livingston Trigger Period (as defined below) is then ongoing, in which case said amount will be deposited into the lockbox). If the borrower fails to deliver evidence to the lender on or before August 30, 2020 that the New ST Lease Commencement Conditions (as defined below) have been satisfied, then on the due date in September 2020 and each due date thereafter until the lender receives evidence that the New ST Lease Commencement Conditions have been satisfied, the borrower will be required to deposit an amount equal to the positive difference (as determined by the lender in its sole, but good faith, discretion) between: (x) the full amount of rent which would have been paid pursuant to the New ST Lease (as defined below) during the applicable month assuming the New ST Lease Commencement Conditions had been satisfied prior to the date of said deposit and (y) the amount that the lender anticipates will actually be received pursuant to the Existing ST Lease (as defined below) for the applicable month (each such deposit, a “Gap Rent True-Up Deposit”).

An “Existing ST Lease” means (individually and/or collectively, as the context requires) each of (i) that certain Agreement of Lease, dated as of January 1, 1997 by and between the borrower as successor-in-interest to NPMM Realty, Inc., as landlord, and The City of New York and (ii) that certain Agreement of Lease, dated as of July 1, 1999 by and between Livingston Acquisition, LLC, as landlord, and The City of New York, as tenant.

A “New ST Lease” means that certain Agreement of Lease, dated as of May 8, 2019 by and between the borrower, as landlord, and The City of New York, as tenant.

A “New ST Lease Commencement Conditions” means: (i) all Unfunded Obligations (as defined below) with respect to the New ST Lease have been completed in a manner acceptable to the lender (in its reasonable discretion), (ii) the Commencement Date (as defined above) has occurred, (iii) the tenant under the New ST Lease has commenced the payment of full unabated rent pursuant to the New ST Lease and (iv) no Specified Tenant Trigger Period (as defined below) is ongoing.

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the 250 Livingston Whole Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $148,101) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period; however, such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the 250 Livingston Whole Loan documents and (iii) during the continuance of a 250 Livingston Trigger Period (as defined below), replacement reserves in an amount equal to $7,029.

The borrower also covenanted under the 250 Livingston Whole Loan documents to (i) complete the façade work and the replacement of the roof (the “Immediate Repairs”) within 12 months from the origination date and (ii) complete and/or pay for certain tenant improvements pursuant to the New ST Lease (the “Unfunded Obligations”) as and when the same are required. If an event of default occurs and is continuing and/or if the borrower breaches the requirement to pay the Unfunded Obligations or perform the Immediate Repairs, the borrower will be required, within five days after the lender requests the same, to deliver cash (to be held as security for completion of the Unfunded Obligations, Immediate Repairs and security for payment of the debt under the 250 Livingston Whole Loan) in the amount that the lender determines (in its reasonable discretion) is necessary to complete the Unfunded Obligations and outstanding Immediate Repairs (the "Guaranteed Reserve Deposit"). At origination of the 250 Livingston Whole Loan, the borrower and the guarantor personally guaranteed the obligation to make a Guaranteed Reserve Deposit and the obligation to make a Gap Rent True-Up Deposit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

■	Lockbox and Cash Management. The 250 Livingston Whole Loan is structured with a springing lockbox and springing cash management. The 250 Livingston Whole Loan documents require that, upon the occurrence and during the continuance of a 250 Livingston Trigger Period, the borrower is required to direct all tenants to deposit rents directly to a lender-controlled lockbox account. In addition, the borrower is required to cause all rents received by the borrower or the property manager with respect to the 250 Livingston Property to be deposited into such lockbox account immediately following receipt. On each business day during the continuance of a 250 Livingston Trigger Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account to be applied and disbursed in accordance with the 250 Livingston Whole Loan documents and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 250 Livingston Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 250 Livingston Whole Loan. Upon an event of default under the 250 Livingston Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “250 Livingston Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt yield being less than 7.0%, and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, the date that the debt yield is equal to or greater than 7.25% for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) The City of New York, (ii) any other tenant leasing all or a portion of the applicable Specified Tenant space and any guarantors of the related Specified Tenant lease.

A “Specified Tenant Termination Exercise Event” means the Specified Tenant pursuant to the New ST Lease has given written notice that it intends to exercise the termination right set forth in the New ST Lease.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) a Specified Tenant being in a monetary or material non-monetary default under the applicable Specified Tenant lease beyond all applicable notice and cure periods set forth in the Specified Tenant lease, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space and open for business, (iii) the Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space, (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant, (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions of the applicable Specified Tenant lease and the 250 Livingston Whole Loan documents for the applicable Specified Tenant renewal term and (vii) to the extent a Specified Tenant Termination Exercise Event (as defined below) has occurred, the date that is 18 months prior to the date the New ST Lease will terminate in connection with said Specified Tenant Termination Exercise Event, and (B) expire upon the first to occur of (i) the satisfaction of the Specified Tenant cure conditions under the 250 Livingston Whole Loan documents, or (ii) the borrower leasing either the entire Specified Tenant space or a portion thereof in accordance with the applicable terms and conditions of the 250 Livingston Whole Loan documents, the applicable tenant under the lease being in actual physical of and open to the public for business in, the space demised under its lease and paying the full, unabated amount of the rent due under its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

250 LIVINGSTON

■	Property Management. The 250 Livingston Property is self-managed by the borrower.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 250 Livingston Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 250 Livingston Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 250 Livingston Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GACC
Location (City/State)	Honolulu, Hawaii		Cut-off Date Principal Balance(3)	$74,862,673
Property Type	Mixed Use		Cut-off Date Principal Balance per SF(2)	$229.63
Size (SF)	543,346		Percentage of Initial Pool Balance	8.2%
Total Occupancy as of 1/31/2019	96.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 1/31/2019	96.3%		Type of Security	Leasehold
Year Built / Latest Renovation	1989 / 2006		Mortgage Rate	4.4150%
Appraised Value(1)	$170,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	300
			Original Interest Only Period (Months)	NAP

Underwritten Revenues	$28,658,662
Underwritten Expenses	$15,035,447		Escrows(4)
Underwritten Net Operating Income (NOI)	$13,623,215			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,768,971		Taxes	$741,075	$148,215
Cut-off Date LTV Ratio(1)(2)	73.4%		Insurance	$0	$0
Maturity Date LTV Ratio(1)(2)	53.8%		Replacement Reserves	$2,300,000	$5,433
DSCR Based on Underwritten NOI / NCF(2)	1.65x / 1.54x		TI/LC	$4,598,167	$79,238
Debt Yield Based on Underwritten NOI / NCF(2)	10.9% / 10.2%		Other	$2,318,452	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$125,000,000	100.0%	Refinance Existing Debt Principal Balance	$108,812,981	87.1%
			Upfront Reserves	9,957,694	8.0
			Principal Equity Distribution	5,103,303	4.1
			Origination Costs	1,126,022	0.9

Total Sources	$125,000,000	100.0%	Total Uses	$125,000,000	100.0%

(1)	The Appraised Value represents the “As Complete and Stabilized” appraised value as of February 1, 2021, which assumes that the Waterfront Plaza Property will have a stabilized occupancy of 95.0%, and absorption of tenant improvements and rent abatement as well as capital expenditures for elevator modernization in years 2019 and 2020. The borrower deposited upfront reserves of approximately $4,447,079 for existing tenant improvements and leasing commissions, approximately $1,418,088 for free/gap rent and $2,300,000 for elevator work. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated using the “As Complete and As Stabilized” appraised value. The As-Is Appraised Value as of January 31, 2019 is equal to $157,500,000, which equates to a Cut-off Date LTV Ratio and Maturity Date LTV Ratio of 79.2% and 58.1%, respectively. See “—Appraisal” below.
(2)	Calculated based on the aggregate outstanding principal balance of the Waterfront Plaza Whole Loan (as defined below). See “—The Mortgage Loan” below.
(3)	The Cut-off Date Principal Balance of $74,862,673 represents both the controlling Note A-1 and the non-controlling Note A-3, which is part of the Waterfront Plaza Whole Loan evidenced by four pari passu notes having an outstanding principal balance as of the Cut-off Date of $124,771,122. The related companion loans, which are evidenced by the non-controlling Note A-2 and Note A-4, are currently held by DBNY on the date of this Term Sheet but are expected to be sold to DBR Investments Co. Limited (“DBRI”) on or about June 21, 2019 pursuant to a mortgage loan purchase agreement dated and effective as of June 14, 2019 and are expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.
(4)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Waterfront Plaza Loan”) is part of a whole loan (the “Waterfront Plaza Whole Loan”) consisting of four pari passu promissory notes with an aggregate original principal balance of $125,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in a mixed use office and retail property in Honolulu, Hawaii (the “Waterfront Plaza Property”). The Waterfront Plaza Loan, which will be included in the GSMS 2019-GC40 securitization transaction, is evidenced by the controlling Note A-1 and the non-controlling Note A-3, with an aggregate outstanding principal balance as of the Cut-off Date of $74,862,673 and represents approximately 8.2% of the Initial Pool Balance. The related companion loans are evidenced by the non-controlling Notes A-2 ($39,926,759) and A-4 ($9,981,690), which are currently held by DBRI and are expected to be contributed to one or more future commercial mortgage securitization transactions.

The Waterfront Plaza Whole Loan was originated by DBNY on May 17, 2019. The Waterfront Plaza Whole Loan has an interest rate of 4.4150% per annum. The borrower utilized the proceeds of the Waterfront Plaza Whole Loan to refinance existing debt on the Waterfront Plaza Property, pay origination costs, fund reserves and return equity to the borrower sponsor.

The Waterfront Plaza Whole Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Waterfront Plaza Whole Loan requires payments of principal and interest sufficient to amortize the Waterfront Plaza Whole Loan over a 25-year amortization term. The scheduled maturity date of the Waterfront Plaza Whole Loan is the due date in June 2029. The Waterfront Plaza Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on July 6, 2021. Any voluntary prepayments prior to February 6, 2029 require a yield maintenance premium.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

The table below summarizes the promissory notes that comprise the Waterfront Plaza Whole Loan. The relationship between the holders of the Waterfront Plaza Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$60,000,000	$59,890,139	GSMS 2019-GC40	Yes
Note A-2	40,000,000	39,926,759	DBRI(1)	No
Note A-3	15,000,000	14,972,535	GSMS 2019-GC40	No
Note A-4	10,000,000	9,981,690	DBRI(1)	No
Total	$125,000,000	$124,771,122

(1)	Currently held by DBNY on the date of this Term Sheet but is expected to be sold to DBRI on or about June 21, 2019 pursuant to a mortgage loan purchase agreement dated and effective as of June 14, 2019 and is expected to be contributed to one or more future commercial mortgage securitization transactions.

■	The Mortgaged Property. The Waterfront Plaza Property consists of a mixed-use campus featuring seven, five-story, Class A buildings and an area known as Restaurant Row—which includes upscale restaurants, small specialty eateries and ground level boutique shops located in Downtown Honolulu, Hawaii. The Waterfront Plaza Property consists of 543,346 SF and is comprised of 388,401 SF (71.5%) of office space, 99,801 SF (18.4%) of medical office space, 25,489 SF (4.7%) of retail space and 25,242 SF (4.6%) of restaurant space, with the remaining SF (0.8%) utilized as storage space. The Waterfront Plaza Property is set amidst an approximately 8.7 acre campus environment along the Ala Moana Boulevard corridor, the main thoroughfare linking Honolulu’s CBD to Kakaako (an area in between the Honolulu CBD and Waikiki). The Waterfront Plaza Property has a five level parking structure with a total of 1,255 parking spaces, equating to a parking ratio of 2.31 spaces per 1,000 SF.

The Waterfront Plaza Property had a 10-year average occupancy rate of 91.1% from 2009 to 2018. As of January 31, 2019, the Waterfront Plaza Property is 96.3% leased to a tenant mix including office, medical office, retail and educational space, featuring indoor and outdoor spaces, restaurants, coffee shops and boutique shops. The borrower recently signed a 99,058 SF, 15-year lease with Hawaii Pacific University (“HPU”), bringing the Waterfront Plaza Property’s occupancy to 96.3%. The tenant expects to use the space for classroom and other related space.

Hawaii Pacific University (99,058 SF; 18.2% of GLA; 13.3% of UW Base Rent). HPU is a non-profit, educational institution that offers undergraduate, graduate, and research programs in the fields of business, social sciences, science, and medicine. HPU is the state’s largest private institution of higher education and offers more than 50 undergraduate degrees and over a dozen graduate programs, including online programs. The schools and colleges of the university include College of Business Administration, College of Health and Society, College of Liberal Arts, College of Natural and Computational Sciences, College of International Studies, and College of Professional Studies. HPU was formerly known as Hawaii Pacific College and changed its name to HPU in 1990. The institution was founded in 1965, is based in Honolulu, Hawaii and has been accredited by the WASC Senior College and University Commission since 1973. HPU has signed its lease, but is not yet in occupancy of its space at the Waterfront Plaza Property. The space leased by HPU is currently occupied by other tenants, and HPU is expected to take occupancy of various portions of its space between July and December 2019, as the other tenants' leases expire. According to the borrower sponsor, HPU is expected to take occupancy of 89,281 SF (90.1%) of its leased space beginning July 1, 2019 and the remaining 9,777 SF once the existing tenant moves out. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. The HPU lease commences in July 2019, and provides for seven months of free rent. At loan origination, the borrower reserved $976,668 of free rent, representing seven months of rent under HPU’s lease, and $430,549 in gap rent funds. HPU has two, five-year renewal options and no termination options in its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

Oahu Publications, Inc. (“OPI”) (47,548 SF; 8.8% of GLA; 8.5% of UW Base Rent). Established in 2001, OPI is a Hawaiian print media company. OPI’s flagship publication is the daily Honolulu Star-Advertiser, established in 2010 when the Honolulu Star-Bulletin (est. 1882) and The Honolulu Advertiser (est. 1856) merged after OPI purchased The Honolulu Advertiser from Gannett Corp. OPI also owns and publishes a diverse group of publications, including MidWeek, three military papers and various specialty publications, as well as luxury and hotel magazines, and online editions. OPI operates as a subsidiary of Sound Publishing, Inc. OPI has one, five-year renewal option.

USCIS (30,994 SF; 5.7% of GLA; 10.2% of UW Base Rent; rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P). USCIS is an agency of the U.S. Department of Homeland Security that administers the country's naturalization and immigration system. USCIS is charged with processing immigrant visa petitions, naturalization applications, asylum applications, applications for adjustment of status (green cards), and refugee applications. It also makes adjudicative decisions performed at the service centers, and manages all other immigration benefits functions (i.e., not immigration enforcement) performed by the former Immigration and Naturalization Service. Other responsibilities of USCIS include: administration of immigration services and benefits, issuing employment authorization documents (EAD), and adjudicating petitions for non-immigrant temporary workers (H-1B, O-1, etc.). USCIS consists of approximately 19,000 federal employees and contractors at over 200 offices worldwide.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Waterfront Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Hawaii Pacific University(2)	NR / NR / NR	99,058	18.2%	$1,846,459	13.3%	$18.64	6/30/2034(3)	2, 5-year options
USCIS	AAA / Aaa / AA+	30,994	5.7	1,421,932	10.2	45.88	6/20/2025	NA
Oahu Publications, Inc.	NR / NR / NR	47,548	8.8	1,183,389	8.5	24.89	3/31/2023	1, 5-year option
McCorriston Miller Mukai MacKinnon LLP	NR / NR / NR	29,231	5.4	931,503	6.7	31.87	12/31/2021	NA
AT&T Corp.	A- / Baa2 / BBB	26,160	4.8	806,727	5.8	30.84	6/30/2020	3, 5-year options
MDX Hawaii, Inc.	NR / NR / NR	21,880	4.0	805,860	5.8	36.83	2/28/2022	2, 3-year options
Hawaii HIDTA	NR / NR / NR	18,589	3.4	711,587	5.1	38.28	9/30/2024	1, 5-year option
Honolulu Surgery Center, L.P.	NR / NR / NR	17,026	3.1	561,858	4.0	33.00	6/30/2025	3, 5-year options
RGN-Honolulu I, LLC	NR / NR / NR	15,935	2.9	278,266	2.0	17.46	10/31/2027	1, 5-year option
Farmers Insurance Hawaii, Inc.	NR / NR / NR	13,239	2.4	225,260	1.6	17.01	12/31/2024	2, 5-year options
Ten Largest Tenants		319,660	58.8%	$8,772,841	63.0%	$27.44
Remaining Owned Tenants		203,599	37.5	5,149,747	37.0	25.29
Vacant Spaces (Owned Space)		20,087	3.7	0	0.0	0.00
Totals / Wtd. Avg. Tenants		543,346	100.0%	$13,922,588	100.0%	$26.61

(1)	Certain ratings are those of the parent company or the United States Government whether or not the parent or government guarantees the lease.
(2)	HPU is not yet in occupancy. The space leased by HPU is occupied by other tenants, and HPU is expected to take occupancy of various portions of its space between July and December 2019, as the other tenants' leases expire. The HPU lease commences in July 2019, and provides for seven months of free rent. At loan origination, approximately $1,418,088 was reserved under the loan documents for free and gap rent for HPU. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.
(3)	HPU has three separate leases with 4,200 SF month-to-month, 9,778 SF expiring in August 2020 and 81,428 SF expiring in June 2034.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

The following table presents certain information relating to the lease rollover schedule at the Waterfront Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	13,771	2.5%	2.5%	$299,811	2.2%	$21.77	17
2019	41,698	7.7	10.2%	958,950	6.9	23.00	14
2020	71,081	13.1	23.3%	2,083,176	15.0	29.31	14
2021	74,007	13.6	36.9%	1,886,049	13.5	25.48	18
2022	34,941	6.4	43.3%	1,080,959	7.8	30.94	8
2023	63,099	11.6	55.0%	1,537,325	11.0	24.36	7
2024	46,937	8.6	63.6%	1,255,814	9.0	26.76	10
2025	58,602	10.8	74.4%	2,250,590	16.2	38.40	4
2026	14,409	2.7	77.0%	373,759	2.7	25.94	3
2027	15,757	2.9	79.9%	272,659	2.0	17.30	1
2028	0	0.0	79.9%	0	0.0	0.00	0
2029	7,529	1.4	81.3%	420,964	3.0	55.91	1
2030 & Thereafter	81,428	15.0	96.3%	1,502,532	10.8	18.45	1
Vacant	20,087	3.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	543,346	100.0%		$13,922,588	100.0%	$26.61	98

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(2)	Calculated based on the approximate SF occupied by each tenant.

The following table presents certain information relating to historical occupancy at the Waterfront Plaza Property:

Historical Leased %(1)

2016	2017	2018	As of 1/31/2019
89.0%	88.4%	96.3%	96.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Waterfront Plaza Property:

Cash Flow Analysis(1)

	2016	2017	2018	Underwritten	Underwritten $ per SF
Base Rental Revenue	$12,507,851	$12,679,300	$12,185,099	$13,922,588	$25.62
Credit Tenant Rent Steps(2)	0	0	0	27,401	0.05
Rent Steps(3)	0	0	0	383,179	0.71
Value of Vacant Space	0	0	0	762,515	1.40
Total Reimbursements	7,211,025	7,275,826	6,929,846	9,467,358	17.42
Other Income	4,699,065	4,920,147	5,015,251	5,323,774	9.80
Gross Revenue	$24,417,942	$24,875,273	$24,130,197	$29,886,814	$55.01
Vacancy/Credit Loss	(398,712)	(203,662)	(335,530)	(1,228,152)	(2.26)
Effective Gross Revenue	$24,019,229	$24,671,611	$23,794,668	$28,658,662	$52.74

Total Operating Expenses(4)	$13,732,293	$14,341,452	$14,617,833	$15,035,447	$27.67

Net Operating Income(5)	$10,286,936	$10,330,159	$9,176,834	$13,623,215	$25.07
TI/LC	0	0	0	718,408	1.32
Replacement Reserves	0	0	0	135,837	0.25
Net Cash Flow	$10,286,936	$10,330,159	$9,176,834	$12,768,971	$23.50

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	Includes straight line rent steps for CVS, AT&T and Cisco Systems.
(3)	Includes contractual rent steps through October 2020.
(4)	Ground Rent was underwritten based on current annual ground rent of $2,928,000. See “—Ground Lease” below for information regarding ground rent increases.
(5)	Increase in Underwritten Net Operating Income is due to recent new leasing, most notably the HPU lease. See “—The Mortgaged Property” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

■	Appraisal. According to the appraisal, the Waterfront Plaza Property had an “as-stabilized” appraised value of $170,000,000 as of February 1, 2021 and an “as-is” appraised value of $157,500,000 as of January 31, 2019. The “As Complete and Stabilized” appraised value as of February 1, 2021 assumes that the Waterfront Plaza Property will have a stabilized occupancy of 95.0%, and absorption of tenant improvements and rent abatement as well as capital expenditures for elevator modernization in years 2019 and 2020. The borrower deposited upfront reserves of approximately $4,447,079 for existing tenant improvements and leasing commissions, approximately $1,418,088 for free/gap rent and $2,300,000 for elevator work.

■	Environmental Matters. According to a Phase I environmental report, dated April 5, 2019, there are no recognized environmental conditions or recommendations for further action at the Waterfront Plaza Property.

■	Market Overview and Competition. The Waterfront Plaza Property is located on the southwestern border corner of the Mauka district on the border of the Kakaako, Kapiolani and the Honolulu CBD submarkets, within the broader Oahu office market. The Waterfront Plaza Property is separated from the Honolulu CBD by the Civic or Capitol District that houses many federal, state, and county office buildings. The Oahu office market consists of approximately 14.6 million SF of inventory. As of 2018, the Oahu office market had an overall vacancy rate of approximately 12.8%.

According to a third party market research report, as of the first quarter of 2019, the Kapiolani office submarket had a total inventory of approximately 7.8 million SF with slightly negative absorption of 21,559 SF. The overall vacancy rate of the Kapiolani submarket over the same period was 5.1% with an average asking rent of $33.12 PSF. The Kapiolani office submarket has averaged a 4.6% vacancy rate over the period from 2009 through 2018.

The following table presents certain information relating to comparable leases for the Waterfront Plaza Property:

Office Lease Comparables(1)

Property Name	Year Built	GLA	Lease Area	Lease Start	Term	Lease Type	Base Rent (PSF)
Alii Place	1992	340,657	2,024	Oct 2018	60	FSG	$19.20
Atlas Building	1966	59,639	2,066	Mar 2018	60	NNN	$18.00
Ala Moana Building	1961	196,600	4,254	Dec 2018	39	NNN	$17.40
City Financial Tower	1989	203,369	9,294	Jun 2019	58	NNN	$14.40
Bishop Square	1972, 1983	958,353	1,277	Jan 2017	10	NNN	$18.00

(1)	Source: Appraisal.

■	The Borrower. The borrower is Waterfront Plaza, LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Waterfront Plaza Whole Loan. The borrower principal and non-recourse carveout guarantor is Jay H. Shidler.

Jay H. Shidler founded The Shidler Group, a commercial real estate investment organization, in 1972. The Shidler Group has completed the equity and debt capitalization of more than 140 leasehold and leased fee estates. Through its affiliates, The Shidler Group has made debt and/or equity investments in over 2,000 properties located across the country comprising more than 150 million leasable SF. The Shidler Group has also been the founding investor in five NYSE-listed public corporations.

■	Escrows. At origination, the borrower funded (i) a tax reserve in the amount of $741,075, (ii) a replacement reserve in the amount of $2,300,000 for approved capital expenditures associated with certain elevator renovations, (iii) $4,598,167 into a TI/LC reserve for which (a) $4,447,079 is related to outstanding approved leasing expenses and (b) $151,088 is for general leasing obligations, (iv) $1,418,088 into a free/gap rent reserve, (v) a security deposit reserve in the amount of $168,364 for obligations relating to the Oahu Publications, Inc. lease and (vi) a ground rent reserve in the amount of $732,000.

On each due date, the borrower is required to fund (i) a tax reserve in an amount equal to one-twelfth of annual property taxes (currently estimated to be $148,215), (ii) one-twelfth of the annual insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless the borrower is maintaining an acceptable blanket insurance policy in accordance with the loan documents (which was the case as of origination), (iii) a replacement reserve in an amount equal to $5,433, (iv) a rollover reserve equal to (a) on each monthly due date from July 2019 through June 2020, an amount equal to $79,237.96, (b) on each monthly

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

due date from July 2020 through June 2021, an amount equal to $113,197.08, (c) on each monthly due date from July 2021 through June 2024, an amount equal to $67,918.25, (d) on each monthly due date from July 2024 through June 2026, an amount equal to $56,598.54 and (e) on each monthly due date from July 2026 through June 2029, an amount equal to $33,959.13, subject to a cap of $2,445,057 (including any general upfront rollover funds, but exclusive of upfront allocated rollover funds as described in clause (iii)(a) above) and (v) during a Lease Sweep Period (as defined below), a lease sweep reserve with any excess cash. Additionally, if at any time funds in the ground rent reserve are applied by lender for payment of ground rent, the borrower is required to replenish the reserve so at all times there is one quarterly ground rent payment amount on deposit in the ground rent reserve.

■	Lockbox and Cash Management. The Waterfront Plaza Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Waterfront Plaza Property and all other money received by the borrower or the property manager with respect to the Waterfront Plaza Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within one business day of receipt thereof. On each business day that no Trigger Period (as defined below) under the Waterfront Plaza Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during a Trigger Period under the Waterfront Plaza Whole Loan, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of a Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the Waterfront Plaza Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Waterfront Plaza Whole Loan, or during a Trigger Period caused by a Lease Sweep Period (regardless of whether any other Trigger Period is continuing), into the lease sweep reserve.

A “Lease Sweep Lease” means each of (i) the HPU lease, (ii) the McCorriston Miller Mukai MacKinnon LLP lease, (iii) the Oahu Publications, Inc. lease and (iv) any replacement lease that, either individually, or when taken together with any other lease with the same tenant or its affiliates, and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, covers the majority of the applicable Lease Sweep Tenant space.

A “Lease Sweep Period” will commence (a) upon the earlier of (i) three months prior to the earliest stated expiration date of a Lease Sweep Lease or (ii) the date required under a Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option or (b) upon the earlier to occur of the early termination, early cancelation or early surrender of a Lease Sweep Lease or upon the borrower’s receipt of notice from a Lease Sweep Tenant of its intent to effect an early termination, early cancelation or early surrender of its Lease Sweep Lease; (c) if a Lease Sweep Tenant discontinues its business at the Waterfront Plaza Property (i.e., “goes dark”) at its space at the Waterfront Plaza Property, or upon the borrower’s receipt of notice by a Lease Sweep Tenant of its intent to “go dark” at all (or a material portion) of its space at the Waterfront Plaza Property; (d) upon a default under a Lease Sweep Lease by a Lease Sweep Tenant beyond any applicable notice and cure period, or (e) upon a bankruptcy or insolvency proceeding of a Lease Sweep Tenant or its parent.

A Lease Sweep Period will end once the applicable event that triggered such Lease Sweep Period has been cured or the space demised under the Lease Sweep Lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the Waterfront Plaza Whole Loan documents (or, if applicable, the applicable Lease Sweep Lease has been renewed pursuant to its terms) and, in the lender’s reasonable judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvements and leasing commissions and free and/or abated rent in connection therewith (and any operating shortfalls relating to the delay in the commencement of full rent payments), or if an amount equal to $30.00 per SF of space under the applicable Lease Sweep Lease that has not been retenanted as described above has been deposited in the lease sweep reserve.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFRONT PLAZA

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

A “Trigger Period” will commence upon the occurrence and continuation of (i) an event of default under the Waterfront Plaza Whole Loan documents, (ii) the debt service coverage ratio being less than 1.15x for any calendar quarter or (iii) a Lease Sweep Period and will end upon, (a) with respect to clause (i), upon a cure of the event of default, (b) with respect to clause (ii), if the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters and (c) with respect to clause (iii), the borrower has cured the applicable cause of the Lease Sweep Period in accordance with the terms of the Waterfront Plaza Whole Loan documents.

■	Ground Lease. The borrower’s interest in the Waterfront Plaza Property is pursuant to a ground lease with The Trustees of the Estate of Bernice Pauahi Bishop, which commenced in February 1959 and expires on December 31, 2060. The borrower is required to pay annually, due in equal quarterly installments (a) from the origination date through December 31, 2020, $2,928,000, (b) from January 1, 2021 through December 31, 2025, $3,728,000, (c) from January 1, 2026 through December 31, 2030, $4,428,000, (d) from January 1, 2031 through December 31, 2035, $5,028,000 and (e) for each five-year period thereafter, the ground rent is required to be determined by mutual agreement, or, if mutual agreement cannot be reached, annual ground rent will be equal to the fair market value of the land (as determined pursuant to an appraisal process) multiplied by an 8% rate of return.

■	Property Management. The Waterfront Plaza Property is currently managed by Parallel Capital Partners, Inc., pursuant to a management agreement. Under the Waterfront Plaza Whole Loan documents, the Waterfront Plaza Property is required to be managed by Parallel Capital Partners, Inc., an affiliate of the borrower or any other management company reasonably approved by the lender and with respect to which a rating agency confirmation has been received, or, without lender consent, an “unaffiliated qualified manager” as defined in the Waterfront Plaza Whole Loan documents. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower, subject to the lender’s reasonable approval (i) during the continuance of an event of default under the Waterfront Plaza Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) or (iv) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Waterfront Plaza Property. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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101 CALIFORNIA STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

48 Paul Hastings
47 Paul Hastings | Audax
46 Balyasny
45 Deutsche Bank | Khazanah | Kinetica
44 Vacant
43 Costar Group
42 Russell Reynolds | Russell Reynolds | Algert Global
41 Navigant
40 Prudential
39 Venable | Vacant | Lincoln | YouAppi
38 Venable
37 Temasek | Jackson Square | Jackson Square
36 Baker Botts | Baker Botts | Vacant | Vacant
35 Winston & Strawn
34 Winston & Strawn
33 Cambridge
32 Park Hill Group | Susquehanna | Vacant
31 Jefferies | Numeral | Citibank | Paul Hastings
30 Kasowitz LLP | Level Equity | Teachers Insurance | Desmarais LLP
29 Cooley LLP | Build America | Siegfried | Eastdil Secured
28 Jefferies | Angelo Gordon | USAA | Everest | Merrill Lynch | Yiheng Capital
27 Grant Thornton | Grant Thornton | Servcorp
26 Deutsche Bank
25 Bessemer Trust | Merrill Lynch | Vacant
24 Deutsche Bank
23 Vacant
22 Vacant
21 Merrill Lynch
20 Business Wire
19 Business Wire | Hiscox | Performance Horizon | Paul Hastings
18 Invesco | Beazley | Beazley | Vacant
17 Tree Line Capital | Sutton Place Mgt | Merrill Lynch | Cypress Wealth
16 Sitecore
15 GE Capital | Ascend | Trinity Partners
14 Merrill Lynch
13 Merrill Lynch
12 Presidio Financial
11 Merrill Lynch | XL America | XL America
10 Hines | Cypress Wealth | Hines | Slater Hersey
9 Nationwide | MSCI | Merrill Lynch | Walnut Hil | Burns Wilcox | KHP Capital
8 Steel Wave | Argo Group | Klmo | Biggs Cardosa
7 Morgan Stanley
6 Cooley LLP
5 Cooley LLP
4 Cooley LLP
3 Morgan Stanley
2 Morgan Stanley
1 Vacant | Retail-7 Lettus | Vacant | Mina Group | Vacant
Vacant
2019
2020
2021
2022
2023+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Francisco, California	Cut-off Date Principal Balance(3)	$72,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$421.10
Size (SF)	1,251,483	Percentage of Initial Pool Balance	7.9%
Total Occupancy as of 12/31/2018(1)	92.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2018(1)	92.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1983 / 2004	Mortgage Rate	3.85000000%
Appraised Value	$1,466,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$98,039,071
Underwritten Expenses	$30,562,252	Escrows(4)
Underwritten Net Operating Income (NOI)	$67,476,820	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$66,241,788	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	35.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	35.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	3.28x / 3.22x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	12.8% / 12.6%	Other	$20,474,821	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$755,000,000	100.0%	Refinance Existing Debt Principal Balance	$496,367,751	65.7%
Borrower Principals Equity Distribution	221,554,352	29.3
Prepayment Penalty	13,621,233	1.8
Unfunded Obligations Reserve	10,474,821	1.4
Cooley Reserve	10,000,000	1.3
Origination Costs	2,192,584	0.3
Prepaid Stub Interest	789,258	0.1

Total Sources	$755,000,000	100.0%	Total Uses	$755,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy of 92.1% assumes one tenant, Kasowitz LLP, is in occupancy of Suite 3000 (8,375 SF, $68.00 per SF). Kasowitz LLP is currently in occupancy of Suite 2300 (25,663 SF, $43.71 per SF) (excluded from underwriting) and is anticipated to move to Suite 3000. Kasowitz LLP has executed a lease for Suite 3000 but has not yet taken occupancy or begun paying rent. Kasowitz LLP is anticipated to take occupancy and begin paying rent in July 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.
(2)	Calculated based on the aggregate outstanding principal balance of the 101 California Street Senior Loans and excludes the 101 California Street Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.
(3)	The 101 California Street Loan consists of the non-controlling Note A-4 and Note A-5 and is part of the 101 California Street Whole Loan evidenced by nine senior pari passu notes and two subordinate notes, with an aggregate outstanding principal balance as of the Cut-off Date of $755.0 million. For additional information, see “—The Mortgage Loan” below.
(4)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “101 California Street Loan”) is part of a whole loan (the “101 California Street Whole Loan”) consisting of nine senior pari passu promissory notes (note A-1, note A-2, note A-3, note A-4, note A-5, note A-6, note A-7, note A-8 and note A-9) with an aggregate original principal balance of $527,000,000 (the “101 California Street Senior Loans”) and two subordinate pari passu promissory notes (note B-1 and note B-2) with an aggregate original principal balance of $228,000,000 (the “101 California Street Subordinate Loans”). The 101 California Street Whole Loan has an aggregate original principal balance of $755,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property with retail components in San Francisco, California (the “101 California Street Property”). The 101 California Street Loan, which will be included in the GSMS 2019-GC40 securitization transaction, is evidenced by the non-controlling note A-4 and note A-5, has an outstanding principal balance as of the Cut-off Date of $72,500,000 and represents approximately 7.9% of the Initial Pool Balance.

The 101 California Street Whole Loan was co-originated by Goldman Sachs Mortgage Company (“GSMC”) and JPMorgan Chase Bank, National Association (“JPMCB”) on February 25, 2019. The controlling note A-1, as well as note A-2 and the 101 California Street Subordinate Loans, were included in the CALI 2019-101C securitization transaction. The other note holders are set forth below.

The 101 California Street Senior Loans (including the 101 California Street Loan) have an interest rate of 3.85000000% per annum and the 101 California Street Subordinate Loans have an interest rate of 4.94773026% per annum, resulting in a weighted average interest rate of approximately 4.181499999% per annum on the 101 California Street Whole Loan. The borrower utilized the proceeds of the 101 California Street Whole Loan to refinance existing debt on the 101 California Street Property, pay the prepayment penalty on existing debt, pay origination costs, fund reserves and return equity to the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The 101 California Street Whole Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The 101 California Street Whole Loan requires interest only payments during its term. The scheduled maturity date of the 101 California Street Whole Loan is the due date in March 2029. The 101 California Street Whole Loan may be voluntarily prepaid in whole (but not in part) at any time on or after the first due date following July 11, 2021. Any voluntary prepayments prior to September 6, 2028 require a yield maintenance premium.

The table below summarizes the promissory notes that comprise the 101 California Street Whole Loan. The relationship between the holders of the 101 California Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—101 California Street Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1	$245,250,000	$245,250,000	CALI 2019-101C	Yes
Note A-2	41,750,000	41,750,000	CALI 2019-101C	No
Note A-3	77,500,000	77,500,000	GSMS 2019-GC39	No
Note A-4	50,000,000	50,000,000	GSMS 2019-GC40	No
Note A-5	22,500,000	22,500,000	GSMS 2019-GC40	No
Note A-6	25,000,000	25,000,000	BMARK 2019-B11	No
Note A-7	25,000,000	25,000,000	BMARK 2019-B11	No
Note A-8	20,000,000	20,000,000	BMARK 2019-B10	No
Note A-9	20,000,000	20,000,000	BMARK 2019-B10	No
Note B-1	171,000,000	171,000,000	CALI 2019-101C	No
Note B-2	57,000,000	57,000,000	CALI 2019-101C	No
Total	$755,000,000	$755,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The 101 California Street total debt capital structure is shown below:

101 California Street Total Debt Capital Structure

(1)	The initial weighted average interest rate of the notes comprising the 101 California Street Whole Loan is approximately 4.181499999%. The interest rate on the 101 California Street Whole Loan as of any date of determination will be the weighted average interest rate of the notes comprising the 101 California Street Whole Loan.
(2)	Based on the appraised value of $1,466,000,000 as of November 13, 2018.
(3)	Based on the UW NOI of $67,476,820 and the UW NCF of $66,241,788.
(4)	Based on the appraised value of $1,466,000,000, the Implied Borrower Sponsor Equity is $711,000,000.

■	The Mortgaged Property. The 101 California Street Property consists of a 48-story high-rise office tower, a seven-story annex building of approximately 200,000 SF, a two-story subterranean parking garage and approximately 23,000 SF of retail space. The 101 California Street Property was originally constructed in 1983 and was renovated in 2004. The 101 California Street Property features views of the San Francisco Bay, Golden Gate and Bay Bridges, Financial District and Marin Headlands, as well as on-site amenities, which include an atrium lobby, Michael Mina’s PABU Izakaya (Japanese restaurant), an outdoor plaza, on-site parking, locker and shower facilities, bike storage, complimentary bike rental, on-site dry cleaners and various restaurant options. The top five tenants by NRA at the 101 California Street Property are: Merrill Lynch (S&P: A-; Fitch: A+; MIS: A3), Cooley LLP (Am Law 200) (who is anticipated to vacate at lease expiry in December 2020), Morgan Stanley (S&P: BBB+; Fitch: A; MIS: A3), Deutsche Bank (S&P: BBB+; MIS: A3), and Winston & Strawn (Am Law 200), which in the aggregate account for approximately 35.0% of NRA and approximately 33.9% of underwritten total rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The 101 California Street Property is located in the financial district of San Francisco, at the intersection of California Street and the Market Street Corridor. The 101 California Street Property is positioned near major transportation arteries and public transportation options including Bay Area Rapid Transit, light rail and the Transbay Terminal. As of December 31, 2018, the 101 California Street Property has an underwritten occupancy of 92.1%. The 101 California Street Property has averaged 91.8% occupancy since 1985.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 101 California Street Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Merrill Lynch(3)	A+ / A3 / A-	121,986	9.7%	$5,176,598	8.5%	$42.44	10/31/2022	2, 5-year options
Cooley LLP(4)	NR / NR / NR	112,305	9.0	4,935,315	8.1	43.95	12/31/2020	1, 5-year option
Morgan Stanley(5)	A / A3 / BBB+	91,068	7.3	3,526,153	5.8	38.72	1/31/2028	2, 5-year options
Paul Hastings(6)	NR / NR / NR	41,508	3.3	3,190,887	5.2	76.87	8/19/2027	2, 5-year options
Deutsche Bank(7)	NR / A3 / BBB+	60,311	4.8	3,124,148	5.1	51.80	12/31/2024	2, 5-year options
Winston & Strawn	NR / NR / NR	52,235	4.2	2,611,750	4.3	50.00	10/31/2024	1, 5-year option
Venable	NR / NR / NR	38,317	3.1	2,337,404	3.8	61.00	11/14/2027	2, 5-year options
Costar Group	NR / NR / NR	24,582	2.0	1,936,708	3.2	78.79	5/17/2025	2, 5-year options
Jefferies	BBB / Ba1 / BBB-	29,469	2.4	1,890,554	3.1	64.15	7/19/2022	2, 5-year options
Balyasny	NR / NR / NR	23,309	1.9	1,655,574	2.7	71.03	7/31/2026	1, 5-year option
Largest Tenants		595,090	47.6%	$30,385,091	50.0%	$51.06
Remaining Owned Tenants		558,089	44.6	30,437,721	50.0	54.54
Vacant Spaces (Owned Space)		98,304	7.9	0	0.0	0.00
Totals / Wtd. Avg. Tenants		1,251,483	100.0%	$60,822,812	100.0%	$52.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent includes rent steps through March 31, 2020.
(3)	Merrill Lynch has a one-time right to terminate the lease effective as of October 31, 2021, by giving written notice on or before October 31, 2020.
(4)	Cooley LLP is anticipated to vacate at lease expiry in December 2020.
(5)	Morgan Stanley has a one-time right to terminate the lease effective as of January 31, 2023, by giving written notice on or before February 1, 2022.
(6)	Includes storage space (619 SF / $18,570 UW Base Rent).
(7)	Deutsche Bank subleases approximately 8,989 SF to Raymond James at a base rent of approximately $65.56 PSF, expiring in December 2024.

The following table presents certain information relating to the lease rollover schedule at the 101 California Street Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA(2)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(4)	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	10,019	0.8	0.8%	396,290	0.7	39.55	3
2020	217,760	17.4	18.2%	10,844,618	17.8	49.80	18
2021	116,890	9.3	27.5%	6,627,854	10.9	56.70	17
2022	219,980	17.6	45.1%	9,957,210	16.4	45.26	16
2023	31,944	2.6	47.7%	1,856,575	3.1	58.12	6
2024	193,557	15.5	63.1%	9,389,093	15.4	48.51	8
2025	64,742	5.2	68.3%	4,553,973	7.5	70.34	4
2026	61,748	4.9	73.2%	4,283,872	7.0	69.38	5
2027	105,458	8.4	81.7%	7,051,157	11.6	66.86	5
2028	116,701	9.3	91.0%	5,044,267	8.3	43.22	2
2029	12,392	1.0	92.0%	712,540	1.2	57.50	1
2030 & Thereafter	1,988	0.2	92.1%	105,364	0.2	53.00	1
Vacant	98,304	7.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,251,483	100.0%		$60,822,812	100.0%	$52.74	86

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes 23,280 SF of retail space.
(3)	UW Base Rent includes rent steps through March 31, 2020.
(4)	Total UW Base Rent consists of UW Base Rent plus reimbursements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

The following table presents certain information relating to historical occupancy at the 101 California Street Property:

Historical Leased %(1)

2015	2016	2017	2018
79.9%	82.8%	89.0%	92.1%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 101 California Street Property:

Cash Flow Analysis

	2015	2016	2017	2018	Underwritten(1)	Underwritten $ per SF
Base Rental Revenue(2)	$36,017,479	$41,015,186	$48,974,846	$53,202,219	$60,822,812	$48.60
Contractual Rent Steps	0	0	0	0	2,294,441	1.83
Overage / Percentage Rent	6,236	0	0	0	0	0.00
Total Reimbursement Revenue	24,881,134	25,424,877	28,186,007	30,068,778	32,642,890	26.08
Market Revenue from Vacant Units	0	0	0	0	8,109,093	6.48
Parking Revenue	1,998,158	2,036,959	1,921,040	1,972,754	1,972,754	1.58
Other Revenue	567,679	358,480	347,034	306,174	306,174	0.24
Gross Revenue	$63,470,686	$68,835,502	$79,428,927	$85,549,925	$106,148,164	$84.82
Vacancy Loss	0	0	0	0	(8,109,093)	(6.48)
Credit Loss	0	0	0	0	0	0.00
Effective Gross Revenue	$63,470,686	$68,835,502	$79,428,927	$85,549,925	$98,039,071	$78.34

Real Estate Taxes	11,039,852	10,594,840	11,468,841	11,648,498	14,689,773	11.74
Insurance	2,591,587	2,414,709	2,302,478	2,248,392	2,407,988	1.92
Utilities	1,766,229	1,797,635	1,822,823	1,856,803	1,856,803	1.48
Repairs & Maintenance	1,615,718	1,922,065	2,026,013	1,683,471	1,683,471	1.35
Janitorial	3,485,885	3,592,113	3,780,953	4,047,888	4,047,888	3.23
Management Fee	1,952,792	2,116,644	2,423,336	2,626,212	1,000,000	0.80
Payroll (Office, Security, Maintenance)	3,479,091	3,623,912	3,610,305	3,684,934	3,684,934	2.94
General and Administrative - Direct	529,580	520,230	466,838	280,600	280,600	0.22
Other Expenses	991,387	953,239	865,470	910,795	910,795	0.73
Total Operating Expenses	$27,452,121	$27,535,387	$28,767,057	$28,987,593	$30,562,252	$24.42

Net Operating Income(3)	$36,018,565	$41,300,115	$50,661,870	$56,562,332	$67,476,820	$53.92
Tenant Improvements	0	0	0	0	523,655	0.42
Leasing Commissions	0	0	0	0	523,655	0.42
Replacement Reserves	0	0	0	0	187,722	0.15
Net Cash Flow	$36,018,565	$41,300,115	$50,661,870	$56,562,332	$66,241,788	$52.93

(1)	Underwritten cash flow based on annualized in-place rents as of December 31, 2018, with rent steps through March 31, 2020.
(2)	Cooley LLP is anticipated to vacate at lease expiry in December 2020.
(3)	Increase in Underwritten Net Operating Income is due to recent new leasing.

■	Appraisal. According to the appraisal, the 101 California Street Property had an “as-is” appraised value of $1,466,000,000 as of November 13, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated November 16, 2018, there are no recognized environmental conditions or recommendations for further action at the 101 California Street Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

■	Market Overview and Competition. According to the appraisal, in the first half of 2018, the San Francisco office market posted record high overall net absorption due to continued demand from tech companies of all sizes. In addition to strong leasing in the second quarter of 2018, sublease availabilities decreased from 1.4 million SF in 2017 to about 971,000 SF. With strong leasing activity and limited large blocks of available space, Class A asking rental rates increased over the prior year to record highs, while vacancy declined. The second quarter of 2018 brought delivery of 1.3 million SF of new office space, which was 100.0% preleased by tenants such as Facebook, Dropbox and Pinterest. The city-wide average asking rent rose to $72.30 per SF per year, up 3.1% ($2.14 per SF) year-over-year and also up 1.3% ($0.90 per SF), achieving a rental rate record high. Direct Class A average asking rent increased over the quarter (1.9%) and prior year (4.7%) to $77.36 per SF. All asking rents quoted are based on full-serviced gross leases.

The overall vacancy rate was 7.4%, down 1.0% from the prior year, and down 0.20% over the prior quarter. Vacancy in the San Francisco Central Business District was 8.7% while the non-Central Business District vacancy rate was 5.0%. Year-to-date leasing activity totaled more than 4.3 million SF in the second quarter of 2018, up 32.3% over the prior year’s mid-year leasing of nearly 3.3 million SF.

According to the appraisal, as of the first half of 2018, San Francisco had 3.4 million SF of office space under construction: 1.8 million SF in the South Financial District, one million SF in the Mission Bay submarket, and 583,000 SF in the Showplace Square/Potrero Hill submarket. As of November 2018, almost 3.1 million SF has been completed. In the second quarter of 2018, 1.3 million SF of new 100.0% leased office space was delivered, which included The Exchange at 16th Street (occupied by Dropbox), 181 Fremont Street (occupied by Facebook), 505 Brannan Street (occupied by Pinterest), and 100 Hooper (occupied by Adobe). New construction completions totaled 4.4 million SF in 2018, setting a single year record in San Francisco.

The following table presents certain information relating to the primary competition for the 101 California Street Property:

Comparable Office Set(1)

Property	Sale Date(2)	Year Built / Renovated	Total Area (SF)(3)	Sale Price / Valuation	Sale Price / Valuation PSF	Occupancy	NOI PSF
101 California Street	11/2018	1983 / 2004	1,251,483	$1,466,000,000	$1,171.41	92.1%(4)	$53.92(5)
301 Howard Street	08/2018	1987	310,418	292,500,000	942.28	98	45.23
235 Pine Street	06/2018	1990	153,871	129,000,000	838.36	89	44.01
270 Brannan Street	03/2018	2016	182,000	202,293,548	1,111.50	100	44.46
222 2nd Street	09/2017	2015	452,418	542,900,000	1,200.00	100	54.00
44 Montgomery Street	04/2017	1966 / 2015	635,567	475,400,000	747.99	78	29.17
505 Howard Street	12/2016	2013	291,032	350,000,000	1,202.62	100	52.92
1 Front Street	12/2016	1981	651,000	521,000,000	800.31	99	36.01
Total / Weighted Average(6)			2,676,306	$424,563,758	$939.02	94%	$41.37

(1)	Source: Appraisal.
(2)	The 101 California Street Property sale date represents the date of value per the appraisal.
(3)	The total area (SF) of 101 California Street Property is based on the underwritten rent roll.
(4)	Represents underwritten occupancy.
(5)	Represents UW NOI per SF.
(6)	Excludes the 101 California Street Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

■	The Borrower. The borrower is Elm Property Venture LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 101 California Street Whole Loan. The borrower is indirectly owned by Hines Interests Limited Partnership (“Hines”), GIC (Realty) Private Limited (“GIC”) and an Asian Governmental Investor (together with Hines and GIC, the “Borrower Principals”).

Hines, founded in 1957, is a privately owned global real estate investment, development, and management firm. Hines has a presence in 207 cities, in 24 countries, and approximately $116.4 billion of assets under management – including approximately $64 billion for which Hines provides fiduciary investment management services and approximately $52.4 billion for which Hines provides third-party property-level services. The 101 California Street Whole Loan is non-recourse to the borrower (except for customary recourse carve-outs) and there is no non-recourse carve-out guarantor.

■	Escrows. On the origination date, the borrower funded (i) an unfunded obligations reserve in the amount of $10,474,821 for unfunded tenant improvements and leasing commissions and free rent attributable to various tenants and (ii) a rollover reserve in the amount of $10,000,000 for tenant improvements, leasing commissions and other leasing costs to retenant the Cooley LLP space upon the expiration of the Cooley LLP lease.

On each due date during a 101 California Street Trigger Period, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrower is maintaining a blanket policy and no event of default is continuing; (ii) a capital expenditures reserve in the amount of $20,859 (subject to an aggregate cap of $500,606); and (iii) a tenant improvements and leasing commissions reserve in the amount of $104,293 (subject to an aggregate cap of $2,503,030, excluding any amounts attributable to termination proceeds deposited in the tenant improvements and leasing commissions reserve account).

A “101 California Street Trigger Period” means each period (i) commencing when the debt yield (as calculated under the loan documents and taking into account any mezzanine indebtedness described below and the 101 California Street Whole Loan), determined as of the end of the last day of each of two consecutive fiscal quarters, is less than 6.00%, and ending when the debt yield (as calculated under the loan documents and taking into account any mezzanine indebtedness described below and the 101 California Street Whole Loan), determined as of the end of the last day of each of two consecutive fiscal quarters, is at least 6.00%, and (ii) commencing upon the borrower’s failure, after applicable notice periods, to deliver required annual, quarterly or monthly financial reports and ending when such financial reports are delivered and no other 101 California Street Trigger Period is ongoing.

■	Lockbox and Cash Management. The 101 California Street Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the 101 California Street Property and all other money received by the borrower or the property manager with respect to the 101 California Street Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt thereof. On each business day that no 101 California Street Trigger Period or event of default under the 101 California Street Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during a 101 California Street Trigger Period or during the continuance of an event of default under the 101 California Street Whole Loan, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of a 101 California Street Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the 101 California Street Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the 101 California Street Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101 CALIFORNIA STREET

■	Property Management. The 101 California Street Property is currently managed by Hines, which is also the 101 California Street Whole Loan borrower sponsor, pursuant to a management agreement. Under the related loan documents, the 101 California Street Property is required to be managed by Hines, Hines GS Properties, Inc., any other property manager affiliated with Hines or any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower (or selected by the lender in the event of an event of default under the 101 California Street Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the 101 California Street Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) that would allow the borrower to terminate the management agreement, (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Subordinate Secured Indebtedness. The loan documents permit future mezzanine financing up to an amount of $130,000,000, subject to satisfaction of certain conditions, including, among others (i) execution of a customary-subordination and intercreditor agreement in form and substance reasonably acceptable to the lender, (ii) the mezzanine loan and the 101 California Street Whole Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 51.5%, (iii) the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the 101 California Street Whole Loan) is at least 8.35% and (iv) receipt of a Rating Agency Confirmation. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 101 California Street Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MOFFETT TOWERS II BUILDING V

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Sunnyvale, California	Cut-off Date Principal Balance(8)		$62,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(4)		$484.84
Size (SF)(1)	350,633	Percentage of Initial Pool Balance		6.8%
Total Occupancy as of 6/1/2019(2)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/1/2019(2)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2019 / NAP	Mortgage Rate		4.025882353%
Appraised Value(3)	$400,000,000	Original Term to Maturity (Months)(7)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$26,462,375
Underwritten Expenses	$3,386,315	Escrows
Underwritten Net Operating Income (NOI)	$23,076,059		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,003,547	Taxes	$0	$87,587
Cut-off Date LTV Ratio(4)(5)	42.5%	Insurance	$0	$0
LTV Ratio at ARD(4)(6)(7)	42.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(4)	3.33x / 3.32x	TI/LC	$29,997,618	$0
Debt Yield Based on Underwritten NOI / NCF(4)	13.6% / 13.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$295,000,000	100.0%	Loan Payoff	$237,781,592	80.6%
			Reserves	29,997,618	10.2
			Principal Equity Distribution	14,691,116	5.0
			Origination Costs	12,529,674	4.2

Total Sources	$295,000,000	100.0%	Total Uses	$295,000,000	100.0%

(1)	The Moffett Towers II Building V Property is part of the Moffett Towers II Campus. The campus shares 59,648 SF of common area amenities, of which 11,930 SF were allocated to the Moffett Towers II Building V Property. These 11,930 SF are not included in the collateral.

(2)	Facebook has taken possession of its space and is currently constructing its interior improvements. Facebook is currently in a free rent period through and including August 2019. Facebook is anticipated to take occupancy in August 2019 and begin paying rent in September 2019. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. All contractual TI/LC obligations and free rent were reserved at the origination of the Moffett Towers II Building V Whole Loan. See “—Escrows” below.

(3)	See “—Appraisal” below.

(4)	Calculated based on the aggregate outstanding principal balance of the Moffett Towers II Building V Senior Loans and excludes the Moffett Towers II Building V Senior Subordinate Loans and the Moffett Towers II Building V Junior Subordinate Loans unless otherwise specified. See “—The Mortgage Loan” below.

(5)	The Cut-off Date LTV Ratio is calculated utilizing the “prospective stabilized” appraised value of $400,000,000. The Cut-off Date LTV Ratio calculated based on the “as-is” appraised value is 46.6%. See “—Appraisal” below.

(6)	The LTV Ratio at ARD is calculated utilizing the “prospective stabilized” appraised value of $400,000,000. The LTV Ratio calculated based on the “as-is” appraised value is 46.6%. See “—Appraisal” below.

(7)	The Moffett Towers II Building V Whole Loan has an anticipated repayment date (the “ARD”) of April 6, 2029 and a stated maturity date of June 6, 2034.

(8)	The Cut-off Date Principal Balance represents the non-controlling note A-3 and note A-4 of the $295,000,000 Moffett Towers II Building V Whole Loan. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Moffett Towers II Building V Loan”) is part of a whole loan (the “Moffett Towers II Building V Whole Loan”) consisting of four senior pari passu promissory notes (note A-1, note A-2, note A-3 and note A-4) with an aggregate original principal balance of $170,000,000 (the “Moffett Towers II Building V Senior Loans”), two senior subordinate pari passu promissory notes (note B-1 and note B-2) with an aggregate original principal balance of $85,000,000 (the “Moffett Towers II Building V Senior Subordinate Loans”) and two junior subordinate pari passu promissory notes (note C-1 and note C-2) with an aggregate original principal balance of $40,000,000 (the “Moffett Towers II Building V Junior Subordinate Loans”). The initial controlling noteholder is the holder or holders of a majority of the Moffett Towers II Building V Junior Subordinate Loans (by principal balance). The Moffett Towers II Building V Whole Loan has an aggregate original principal balance of $295,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property in Sunnyvale, California (the “Moffett Towers II Building V Property”). The Moffett Towers II Building V Loan, which will be included in the GSMS 2019-GC40 securitization transaction, is evidenced by the non-controlling note A-3 and note A-4, has an outstanding principal balance as of the Cut-off Date of $62,500,000 and represents approximately 6.8% of the Initial Pool Balance.

The Moffett Towers II Building V Whole Loan was co-originated by Goldman Sachs Bank USA (“GBSI”) and Deutsche Bank AG, New York Branch (“DBNY”) on March 8, 2019. The Moffett Towers II Building V Senior Loans (including the Moffett Towers II Building V Loan) have a per annum interest rate equal to (i) prior to the ARD, 4.025882353%, and (ii) following the ARD, the sum of (a) 4.025882353% plus (b) the positive difference between the Moffett Towers II Building V Adjusted Blended Interest Rate and 4.82%. The Moffett Towers II Building V Senior Subordinate Loans have a per annum interest rate equal to (i) prior to the ARD, 5.66%, and (ii) following the ARD, the sum of (a) 5.66% plus (b) the positive difference between the Moffett Towers II Building V Adjusted Blended Interest Rate and 4.82%. The Moffett Towers II Building V Junior Subordinate Loans have a per annum

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

interest rate equal to (i) prior to the ARD, 6.41%, and (ii) following the ARD, the sum of (a) 6.41% plus (b) the positive difference between the Moffett Towers II Building V Adjusted Blended Interest Rate and 4.82%. All interest in excess of the initial rate will be deferred and not be payable until the aggregate outstanding principal balance of the Moffett Towers II Building V Senior Loans has been paid in full. The borrower utilized the proceeds of the Moffett Towers II Building V Whole Loan to refinance existing debt on the Moffett Towers II Building V Property, fund reserves, pay origination costs and return equity to the borrower sponsor.

The “Moffett Towers II Building V Adjusted Blended Interest Rate” means a rate per annum equal to the greater of (i) 6.32% and (ii) the rate for U.S. dollar swaps with a ten-year maturity, as of two business days prior to the ARD, plus 1.50%.

The Moffett Towers II Building V Whole Loan had an initial term of 120 months to the ARD and has a remaining term of 117 months to the ARD as of the Cut-off Date. The stated maturity date is June 6, 2034 (the “Moffett Towers II Building V Stated Maturity Date”). The Moffett Towers II Building V Whole Loan requires interest only payments during its term until the ARD. From the first due date after the ARD until the Moffett Towers II Building V Stated Maturity Date, the Moffett Towers II Building V Senior Loans will amortize on a 30-year schedule.

The Moffett Towers II Building V Whole Loan may be voluntarily prepaid in whole (but not in part) beginning on May 6, 2021. Any voluntary prepayments prior to October 6, 2028 require a yield maintenance premium, which may be no less than 1% of the amount prepaid. In addition, provided that no event of default under the Moffett Towers II Building V Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following July 11, 2021.

The table below summarizes the promissory notes that comprise the Moffett Towers II Building V Whole Loan. The relationship between the holders of the Moffett Towers II Building V Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—Moffett Towers II Building V Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$42,500,000	$42,500,000	BMARK 2019-B11	No
Note A-2	65,000,000	65,000,000	GSMS 2019-GC39	No
Note A-3	50,000,000	50,000,000	GSMS 2019-GC40	No
Note A-4	12,500,000	12,500,000	GSMS 2019-GC40	No
Note B-1	63,750,000	63,750,000	(1)	No
Note B-2	21,250,000	21,250,000	(1)	No
Note C-1	30,000,000	30,000,000	(1)	Yes(2)
Note C-2	10,000,000	10,000,000	(1)	Yes(2)
Total	$295,000,000	$295,000,000

(1)	The Moffett Towers II Building V Senior Subordinate Loans and the Moffett Towers II Building V Junior Subordinate Loans were sold to an unrelated third party.

(2)	The initial controlling noteholder is the holder or holders of a majority of the Moffett Towers II Building V Junior Subordinate Loans (by principal balance).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

The Moffett Towers II Building V total debt capital structure is shown below:

Moffett Towers II Building V Total Debt Capital Structure

(1)	The initial weighted average interest rate of the notes comprising the Moffett Towers II Building V Whole Loan is 4.82%. The interest rate on the Moffett Towers II Building V Whole Loan as of any date of determination will be the weighted average interest rate of the notes comprising the Moffett Towers II Building V Whole Loan.

(2)	Based on the “prospective stabilized” appraised value of $400,000,000 as of September 1, 2019.

(3)	Based on the UW NOI of $23,076,059 and the UW NCF of $23,003,547.

(4)	Based on the “prospective stabilized” appraised value of $400,000,000, the Implied Borrower Sponsor Equity is $105,000,000.

(5)	The interest rate to full precision is 4.025882353%.

■	The Mortgaged Property. The Moffett Towers II Building V Property is a newly-constructed, eight-story, Class A office building totaling 350,633 SF in Sunnyvale, California. Constructed in 2019, the Moffett Towers II Building V Property was delivered to Facebook, Inc. (“Facebook”) on February 1, 2019. The Moffett Towers II Building V Property is 100.0% leased to Facebook on a triple net basis through May 31, 2034, with two, seven-year extension options and no early termination options. Facebook has taken possession of the Moffett Towers II Building V Property and commenced the build out of its space as of February 1, 2019.

Facebook has a right of first refusal to purchase the Moffett Towers II Building V Property if the borrower is willing and able to accept an offer to sell the Moffett Towers II Building V Property to one of Facebook’s competitors (currently defined as Alphabet Inc., Amazon, Inc., Apple Inc. and Microsoft Corporation) that remains active so long as Facebook has not assigned its lease to an unaffiliated third party and is not in material monetary default under its lease.

The Moffett Towers II Building V Property comprises a portion of the second phase of the approximately 1.8 million SF, five-building Moffett Towers II office campus (the “Moffett Towers II Campus”) located on 47.3 acres in Sunnyvale, California. The first phase of the Moffett Towers II Campus development included Moffett Towers II Building II, Moffett Towers II Building I, an enclosed parking structure, an adjacent surface parking lot, and a 59,648 SF fitness/amenities building. The second phase of the Moffett Towers II Campus development consists of the Moffett Towers II Building V Property, Moffett Towers II Building IV (completed in May 2019), Moffett

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

Towers II Building III (expected completion in June 2019), and an additional parking structure (expected completion in 2019). The Moffett Towers II Building V Property will feature access to the fitness/amenities building and the enclosed parking structure pursuant to a declaration of covenants, conditions, restrictions and easement and charges agreement. There are 1,068 total parking spaces dedicated to Facebook pursuant to the lease, resulting in a parking ratio of approximately 3.3 spaces per 1,000 SF.

The following table presents certain information relating to the sole tenant at the Moffett Towers II Building V Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Facebook(3)	NR / NR / NR	350,633	100.0%	$19,495,738	100.0%	$53.77	5/31/2034	2, 7-year options
Total		350,633	100.0%	$19,495,738	100.0%	$53.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent for the office portion as of February 1, 2019 as well as the tenant's pro rata share of the amenity facility ($641,500) and contractual rent steps through May 31, 2020. Facebook is currently in a free rent period, described below, and will begin paying annual base rent of $52.20 per SF in September 2019.

(3)	Facebook has taken possession of its space and is currently constructing its interior improvements. Facebook is currently in a free rent period through and including August 2019. Facebook is anticipated to take occupancy in August 2019 and begin paying rent in September 2019. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all. All contractual TI/LC obligations and free rent were reserved at the origination of the Moffett Towers II Building V Whole Loan. See “—Escrows” below.

The following table presents certain information relating to the lease rollover schedule at the Moffett Towers II Building V Property based on initial lease expiration date:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	350,633	100.0	100.0%	19,495,738	100.0	53.77	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total	350,633	100.0%		$19,495,738	100.0%	$53.77	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

(2)	UW Base Rent and UW Base Rent $ per SF reflect the contractual base rent for the office portion as of February 1, 2019 as well as the tenant's pro rata share of the amenity facility ($641,500) and contractual rent steps through May 31, 2020. Facebook is currently in a free rent period and will begin paying annual base rent of $52.20 per SF in September 2019.

The following table presents certain information relating to historical occupancy at the Moffett Towers II Building V Property:

Historical Leased %(1)

As of 6/1/2019
100.0%

(1)	As provided by the borrower. The Moffett Towers II Building V Property was constructed in 2019 and has been fully leased since the lease commenced on February 1, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Moffett Towers II Building V Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$19,495,738	$53.77
Contractual Rent Steps(4)	4,120,370	11.36
Total Reimbursement Revenue	3,386,315	9.34
Gross Revenue	$27,002,423	$74.48
Vacancy Loss	(540,048)	(1.49)
Effective Gross Income	$26,462,375	$72.99

Total Operating Expenses	$3,386,315	$9.34

Net Operating Income	$23,076,059	$63.65
TI/LC	0	0.00
Replacement Reserves	72,513	0.20
Net Cash Flow	$23,003,547	$63.45

(1)	Certain items such as straight line rent, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Historical operating statements are not applicable, as the Moffett Towers II Building V Property was built in 2019.

(3)	Base Rent includes contractual base rent for the office portion as of February 1, 2019 as well as the tenant's pro rata share of the amenity facility ($641,500) and contractual rent steps through May 31, 2020. Facebook is currently in a free rent period and will begin paying annual base rent of $52.20 per SF in September 2019.

(4)	Contractual Rent Steps reflect straight line rent steps through the expiration of the Facebook lease on May 31, 2034.

■	Appraisal. According to the appraisal, the Moffett Towers II Building V Property had an “as-is” appraised value of $365,000,000 as of February 1, 2019. The appraisal also provided a “prospective stabilized value” of $400,000,000 as of September 1, 2019, which assumes contractual TI/LC obligations have been fulfilled and there is no outstanding free rent. The borrower deposited upfront reserves totaling $29,997,618 for such contractual TI/LC obligations and free rent (see “—Escrows” below). The appraiser also concluded to an “as dark” value of $307,000,000 as of February 1, 2019.

■	Environmental Matters. According to a Phase I environmental report, dated February 12, 2019, there are no recognized environmental conditions or recommendations for further action at the Moffett Towers II Building V Property.

■	Market Overview and Competition. The Moffett Towers II Building V Property is located in Moffett Park, in the Sunnyvale submarket within Silicon Valley. Moffett Park is a 519-acre area comprised of recently developed office spaces and research and development buildings. Notable technology firms currently in Moffett Park include Google Inc., Hewlett Packard, Juniper Networks, Amazon.com, Lockheed-Martin, Microsoft, Motorola, NetApp and Rambus. The Moffett Towers II Building V Property is north of State Highway 237, which forms the southern border of the Moffett Park area and provides access from Interstate 680 and Interstate 280 to the northeast and U.S. Highway 101 in Sunnyvale to the southwest. U.S. Highway 101 runs northward through San Francisco and southward through San Jose, terminating in the city of Los Angeles. The Santa Clara County Transit System station is located across the street from the Moffett Towers II Campus and services the surrounding residential communities.

According to the appraisal, the Moffett Towers II Building V Property is located in the Moffett Park office submarket of Silicon Valley. The appraisal notes that at the end of 2018, this submarket contained about 9.98 million SF of office inventory, or about 11.5% of the entire Silicon Valley office inventory of 86.8 million SF. The appraisal concluded an overall vacancy in the Moffett Park office submarket was 0.0% as of the fourth quarter of 2018. The appraisal notes that there are four class A office developments under construction in the City of Sunnyvale, all of which are 100% pre-leased. The appraisal concludes that the overall average asking rental rate for office space in Sunnyvale, which includes the Moffett Park submarket, is $5.98 per square foot per month, fully-serviced, or between about $4.65 to $4.90 per square foot per month, on triple-net terms.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

Competitive Set – Comparable Leases(1)

Property Name / Location	Year Built	Total GLA (SF)	Tenant Name	Lease Date / Term	Lease Area (SF)	Monthly Base Rent PSF	Lease Type
Moffett Towers II Building V 1180 Discovery Way Sunnyvale, CA	2019	350,633	Facebook	February 2019/ 185 Mos.	350,633	$4.35	NNN
1001 N. Shoreline Blvd. Mountain View, CA	2017	132,960	Google	April 2018/ 144 Mos.	132,960	$5.00	NNN
221 N. Mathilda Ave. Sunnyvale, CA	2018	154,987	23 and Me	June 2018/ 144 Mos.	154,987	$5.15	NNN
520 Almanor Ave. Sunnyvale, CA	2019	231,000	Nokia Inc.	September 2018/ 150 Mos.	231,000	$4.20	NNN
Pathline Park 625 N. Mary Ave / 925 Maude Ave. Sunnyvale, CA	2019	242,550	Proofpoint, Inc.	November 2018/ 127 Mos.	242,550	$4.80	NNN
Silicon Valley Corporate Center 599 Mathilda Ave. Sunnyvale, CA	2000	76,000	LinkedIn	January 2019/ 63 Mos.	76,000	$4.10	NNN

(1)	Source: Appraisal.

■	The Borrower. The borrower is MT2 B5 LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Moffett Towers II Building V Whole Loan. The non-recourse carveout guarantor under the Moffett Towers II Building V Whole Loan is Paul Guarantor LLC. Paul Guarantor LLC is wholly owned by the Jay Paul Revocable Living Trust, of which Joseph K. Paul is trustee and grantor.

Joseph K. Paul is the founder of The Jay Paul Company, a privately held real estate firm based in San Francisco, California. Founded in 1975, The Jay Paul Company concentrates on the acquisition, development, and management of commercial properties throughout California. The Jay Paul Company has developed over 11.0 million SF of institutional quality space. The Jay Paul Company’s portfolio includes other properties in Moffett Park, including Moffett Gateway, Moffett Towers and Moffett Towers II, and Moffett Place.

■	Escrows. On the origination date, the borrower funded (i) a tenant improvements and leasing commissions reserve equal to $21,037,980 for leasing expenses and (ii) a free rent reserve equal to $8,959,638.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents, (ii) during the continuance of a Moffett Towers II Building V Trigger Period, a capital expenditure reserve in the amount of approximately $7,304, and (iii) during the continuance of a Moffett Towers II Building V Lease Sweep Period, a lease sweep account in an amount equal to approximately $511,399 and any excess cash described under “—Lockbox and Cash Management” below (subject to a cap equal to the applicable Moffett Towers II Building V Lease Sweep Reserve Threshold, in which case any amounts exceeding such cap will be used to fund a debt service reserve, unless the amount on reserve in either such account equals the reserved amount described in the definition of “Moffett Towers II Building V Lease Sweep Period”).

A “Moffett Towers II Building V Lease Sweep Reserve Threshold” means (a) with respect to a Moffett Towers II Building V Lease Sweep Period continuing under clauses (iii) and/or (v) of the definition thereof, $10,518,990 or (b) with respect to a Moffett Towers II Building V Lease Sweep Period continuing under clauses (i) and/or (ii) of the definition thereof, $30 per rentable square foot of dark space and/or terminated space, as applicable.

A “Moffett Towers II Building V Trigger Period” means each period (i) during the continuance of an event of default under the Moffett Towers II Building V Whole Loan, (ii) commencing when the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of any fiscal quarter, is less than 1.40x (unless the entire Moffett Towers II Building V Property is not leased to Facebook or a subsequent investment grade tenant), and ending when either (a) the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of any two consecutive fiscal quarters, is at least 1.40x, or (b) at least

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

$17,531,650 is reserved as excess collateral, (iii) during the continuance of a Moffett Towers II Building V Lease Sweep Period, or (iv) from and after the ARD.

A “Moffett Towers II Building V Lease Sweep Period” means, prior to the ARD, any period (i) commencing upon the date that Facebook (or any replacement tenant) cancels, terminates or delivers notice of cancellation or termination of its lease with respect to all or a material portion of its space (at least 40,000 or more SF of space (or, if a full floor of space is less than 40,000 SF of space, a full floor of space)) and ending when (a) both (1) a replacement tenant acceptable to the lender is in occupancy and paying rent under a qualified replacement lease and (2) the debt service coverage ratio (as calculated under the loan documents) is at least equal to the debt service coverage ratio immediately prior to such period or (b) $35.00 per SF for the terminated space has been reserved, (ii) commencing upon the date that Facebook (or any replacement tenant) goes dark at 20% or more of its leased space (unless such tenant or replacement tenant is an investment grade entity) and ending when (a) a replacement tenant acceptable to the lender is in occupancy and paying rent under a qualified replacement lease or an investment grade subtenant has assumed the lease or (b) $50.00 per SF for the terminated space has been reserved, (iii) during the continuance of a default of the lease of Facebook (or any replacement tenant) beyond any applicable notice and cure period and ending when (a) such default is cured and no other default occurs for three consecutive months following such cure or (b) $35.00 per SF for the terminated space has been reserved, (iv) commencing upon the occurrence of an insolvency proceeding involving Facebook (or any replacement tenant) and ending when such insolvency proceedings have been terminated and the lease has been affirmed, assumed or assigned in a manner satisfactory to the lender, or (v) commencing upon the date on which Facebook becomes rated by at least two of Fitch, Moody’s and S&P and is subsequently downgraded below investment grade and ending when (a) a replacement tenant acceptable to the lender is in occupancy and paying rent under a qualified replacement lease or an investment grade subtenant has assumed the lease, (b) Facebook (or its parent) is restored as an investment grade entity or (c) $50.00 per SF for the terminated space has been reserved.

■	Lockbox and Cash Management. The Moffett Towers II Building V Whole Loan is structured with a hard lockbox and in-place cash management. The borrower is required to cause tenants to deposit rents directly into a lender-controlled lockbox account. In addition, the borrower and the property manager are required to deposit all rents and gross revenue from the Moffett Towers II Building V Property into such lockbox account within one business day of receipt. On each business day, all funds in the lockbox account are required to be swept into a lender-controlled cash management account.

On each due date for so long as no Moffett Towers II Building V Trigger Period or event of default under the Moffett Towers II Building V Whole Loan is continuing, all amounts in the cash management account in excess of the aggregate amount required to be paid to or reserved with the lender under the Moffett Towers II Building V Whole Loan on such due date are required to be distributed (i) first, to the property manager, any amounts owed to the property manager, and (ii) then, to the borrower, any remaining amounts.  During the continuance of a Moffett Towers II Building V Trigger Period, all amounts in the cash management account are required to be applied to the payment of debt service on the Moffett Towers II Building V Whole Loan and operating expenses and the funding of required reserves, with any remaining amounts to be applied as follows:

(i)	prior to the ARD, (a) during the continuance of a Moffett Towers II Building V Lease Sweep Period, to the lease sweep account (subject to a cap equal to the applicable Moffett Towers II Building V Lease Sweep Reserve Threshold, in which case any amounts exceeding such cap will be used to fund a debt service reserve, until (except in the case of an insolvency proceeding involving Facebook) the aggregate amount on reserve in such accounts equals the applicable reserved amount described in the definition of “Moffett Towers II Building V Lease Sweep Period”) and (b) any remaining amounts, (1) if there is no other Moffett Towers II Building V Trigger Period in effect, (A) first, to the property manager, any amounts owed to the property manager, and (B) then, to the borrower, any remaining amounts, or (2) if there is another Moffett Towers II Building V Trigger Period in effect, to an excess cash flow reserve to be held as additional collateral for the Moffett Towers II Building V Whole Loan (in the case of a Moffett Towers II Building V Trigger Period described in clause (ii) of the definition thereof, subject to a cap of $17,531,650, with any excess amounts disbursed to the property manager and the borrower as described in clause (b)(1)(A) and (B) above); and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOFFETT TOWERS II BUILDING V

(ii)	from and after the ARD, applied to the outstanding principal and accrued excess interest under the Moffett Towers II Building V Whole Loan (a) first, to the Moffett Towers II Building V Senior Loans, on a pro rata basis, until such amounts are reduced to zero, (b) second, to the Moffett Towers II Building V Senior Subordinate Loans, on a pro rata basis, until such amounts are reduced to zero, and (c) third to the Moffett Towers II Building V Junior Subordinate Loans, on a pro rata basis, until such amounts are reduced to zero.

■	Property Management. The Moffett Towers II Building V Property is currently managed by Paul Holdings, Inc., d/b/a Jay Paul Company, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Moffett Towers II Building V Property is required to remain managed by (i) Paul Holdings, Inc., (ii) so long as the borrower is controlled by Joseph K. Paul, a property management company owned and/or controlled by him, (iii) a property manager that is a reputable, nationally or regionally recognized management company having at least five years’ experience in the management of similar type properties and has leasable square footage of the same property type equal to the lesser of 3,000,000 leasable square feet and five times the leasable square feet of the Moffett Towers II Building V Property, or (iv) any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to require the borrower to replace the property manager with a property manager selected by the borrower (i) during the continuance of an event of default under the Moffett Towers II Building V Whole Loan, (ii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if the property manager engages in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Moffett Towers II Building V Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

59 MAIDEN LANE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

Floor	Tenants
43	AmTrust Financial Services 19,996 SF Exp. 05/2023
42	AmTrust Financial Services 19,996 SF Exp. 05/2023
41	London Fischer LLP 19,996 SF Exp. 07/2027
40	London Fischer LLP 19,996 SF Exp. 07/2027
39	London Fischer LLP 19,904 SF Exp. 07/2027
38	National General Insurance 19,996 SF Exp. 07/2022
37	NYDCAS 17,167 SF Exp. 08/2021
36	NYDCAS 16,767 SF Exp. 08/2021
35	NYDCAS 16,157 SF Exp. 08/2021
34	NYDCAS 16,197 SF Exp. 08/2021
33	NYDCAS 16,247 SF Exp. 08/2021
32	Vacant
31	People of the State of NY 17,625 SF Exp. 06/2025
30	People of the State of NY 17,625 SF Exp. 06/2025
29	People of the State of NY 26,557 SF Exp. 06/2025
28	NYDCAS 16,639 SF Exp. 08/2021
27	NY Marine & General Insurance 19,315 SF Exp. 06/2022
26	NYDCAS 16,639 SF Exp. 08/2021
25	NYDCAS 16,639 SF Exp. 08/2021
24	NYDCAS 15,295 SF Exp. 08/2021
23	People of the State of NY 8,310 SF Exp. 06/2025
22	NYDCAS 15,946 SF Exp. 08/2021
21	People of the State of NY 14,612 SF Exp. 06/2025
20	NYDCAS 15,950 SF Exp. 08/2021
19	NYDCAS 15,916 SF Exp. 08/2021
18	NYDCAS 15,901 SF Exp. 08/2021
17	Harvard Maintenance, Inc. 17,937 SF Exp. 08/2026
16	NYDCAS 11,160 SF Exp. 08/2021
15	NYDCAS 14,548 SF Exp. 08/2021
	NYDCAS 17,423 SF Exp. 08/2021
14A	NYDCAS 11,500 SF Exp. 08/2021
14	NYDCAS 33,661 SF Exp. 08/2021
13	NYDCAS 34,973 SF Exp. 08/2021
12	NYDCAS 35,018 SF Exp. 08/2021
11	NYDCAS 35,126 SF Exp. 08/2021
10	NYDCAS 35,126 SF Exp. 08/2021
9	NYDCAS 35,126 SF Exp. 08/2021
8	NYDCAS 35,126 SF Exp. 08/2021
7	NYDCAS 35,126 SF Exp. 08/2021
6	NYDCAS 7,728 SF Exp. 08/2021; The NY Presbyterian Hospital 15,462 SF Exp. 08/2021; Douglas & London P.C. 14,807 SF Exp. 08/2021
5	NYDCAS 35,126 SF Exp. 08/2021
4	NYDCAS 34,928 SF Exp. 08/2021
3	NYDCAS 35,105 SF Exp. 08/2021
2	NYDCAS 35,197 SF Exp. 08/2021
	NYDCAS 439 SF Exp. 08/2021; NYDCAS 8,387 SF Exp. 08/2021
Lobby	Maiden Farm, Inc. Exp. 07/2025
	Maiden Farm, Inc. 22,726 SF Exp. 07/2025
	Finest Federal Credit Union 930 SF Exp. 04/2019
	Office 400 SF

VACANT | MECHANICAL | 2018 – 2020 | 2021 – 2023 | 2024+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		CREFI
Location (City/State)	New York, New York		Cut-off Date Balance(2)		$50,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(1)		$196.48
Size (SF)	1,017,913		Percentage of Initial Pool Balance		5.5%
Total Occupancy as of 12/24/2018	98.1%		Number of Related Mortgage Loans		None
Owned Occupancy as of 12/24/2018	98.1%		Type of Security		Fee Simple
Year Built / Latest Renovation	1965 / 2011		Mortgage Rate		3.9900%
Appraised Value	$480,000,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		NAP
			Original Interest Only Period (Months)	120

Underwritten Revenues	$50,166,869
Underwritten Expenses	$26,380,972		Escrows(3)
Underwritten Net Operating Income (NOI)	$23,785,897			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,770,131		Taxes	$4,650,281	$930,056
Cut-off Date LTV Ratio(1)	41.7%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	41.7%		Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.94x / 2.69x		TI/LC(4)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.9% / 10.9%		Other	$0	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$200,000,000	100.0%	Loan Payoff	$103,800,032	51.9%
			Principal Equity Distribution	86,874,826	43.4
			Origination Costs	4,674,861	2.3
			Reserves	4,650,281	2.3
Total Sources	$200,000,000	100.0%	Total Uses	$200,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 59 Maiden Lane Whole Loan. See “—The Mortgage Loan” below.
(2)	The Cut-off Date Balance of $50,000,000 represents the non-controlling note A-3, which is part of a larger Whole Loan evidenced by three pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $200,000,000. The related companion loans, which are evidenced by the controlling note A-1 ($75,000,000), which was contributed to the GSMS 2019-GC39 transaction, and the non-controlling note A-2 ($75,000,000), which was contributed to the BMARK 2019-B11 transaction by German American Capital Corporation (“GACC”). See “—The Mortgage Loan” below.
(3)	See “—Escrows” below.
(4)	The TI/LC monthly reserve amount is initially $0. Commencing with the due date occurring in March 2020, the borrower is required to make monthly deposits of $1,000,000 into the Specified Tenant Renewal Reserve (as defined below) account until the balance of the Specified Tenant Renewal Reserve account reaches $18,000,000. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “59 Maiden Lane Loan”) is part of a whole loan (the “59 Maiden Lane Whole Loan”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in an approximately one million SF, Class A office building located in New York, New York (the “59 Maiden Lane Property”). The 59 Maiden Lane Loan, which is evidenced by the non-controlling note A-3, has an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 5.5% of the Initial Pool Balance. The related companion loans are evidenced by the controlling note A-1 ($75,000,000), which was contributed to the GSMS 2019-GC39 transaction, and non-controlling note A-2 ($75,000,000), which was contributed to the BMARK 2019-B11 transaction by GACC. The 59 Maiden Lane Whole Loan, which accrues interest at an interest rate of 3.9900% per annum, was originated by CREFI on April 11, 2019, had an original principal balance of $200,000,000 and has an outstanding principal balance as of the Cut-off Date of $200,000,000. The proceeds of the 59 Maiden Lane Whole Loan were primarily used to refinance prior debt secured by the 59 Maiden Lane Property, return equity to the borrower sponsor, pay origination costs and fund upfront reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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The table below summarizes the promissory notes that comprise the 59 Maiden Lane Whole Loan. The relationship between the holders of the 59 Maiden Lane Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1	$75,000,000	$75,000,000	GSMS 2019-GC39	Yes
Note A-2	75,000,000	75,000,000	BMARK 2019-B11	No
Note A-3	50,000,000	50,000,000	GSMS 2019-GC40	No
Total	$200,000,000	$200,000,000

The 59 Maiden Lane Whole Loan had an initial term of 120 months, has a remaining term of 118 months as of the Cut-off Date and requires monthly payments of interest only for the term of the 59 Maiden Lane Whole Loan. The scheduled maturity date of the 59 Maiden Lane Whole Loan is the due date in May 2029. Provided no event of default has occurred and is continuing, at any time after July 11, 2021, the 59 Maiden Lane Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 59 Maiden Lane Whole Loan documents.

Voluntary prepayment of the 59 Maiden Lane Whole Loan is permitted on or after the due date in January 2029 without payment of any prepayment premium.

■	The Mortgaged Property. The 59 Maiden Lane Property is a Class A office building located at the northwest corner of Maiden Lane and William Street in downtown Manhattan within the Financial District of New York City. The 59 Maiden Lane Property, in its entirety, consists of a 43-story, 1,017,913 SF office building on a 59,391 SF parcel of land. The borrower sponsor for the 59 Maiden Lane Whole Loan has owned and operated the 59 Maiden Lane Property since its acquisition in 1999. The 59 Maiden Lane Property was originally constructed in 1965, redeveloped in 1987 by Kohn Pedersen Fox and renovated in 2011. As of December 24, 2018, the 59 Maiden Lane Property was 98.1% occupied by a total of 15 tenants that are comprised of 11 office tenants and four telecom tenants. The 59 Maiden Lane Property is anchored by the New York City Department of Citywide Administrative Services (“NYDCAS”) and the ground floor includes the lobby areas and retail space with office space located on floors two through 43. According to the appraisal, the office space varies in size with floor plates ranging from 11,160 SF to 45,161 SF. Other tenancy includes a credit union and four telecom tenants and comprises approximately 0.1% of NRA and approximately 0.2% of underwritten base rent. The top three office tenants at the 59 Maiden Lane Property based on underwritten base rent consist of NYDCAS, People of the State of NY and London Fischer LLP (collectively representing approximately 83.2% of NRA and approximately 85.1% of underwritten base rent (inclusive of rent steps)).

The largest tenant based on underwritten base rent, NYDCAS (69.0% of NRA; 71.8% of underwritten base rent; rated AA/Aa1/AA by Fitch, Moody’s and S&P), occupies 702,283 SF of office space under two separate leases. The current term of each lease expires in August 2021 and each lease has one, five-year renewal option and no termination options. In 2000, the borrower sponsor of the 59 Maiden Lane Loan transformed the building’s entrance on John Street into a private entrance for NYDCAS and created a building within a building structure specifically for NYDCAS. All of the individual NYDCAS departments occupying space within the 59 Maiden Lane Property use the separate entrance which was rebranded as 66 John Street. NYDCAS consists of three city departments: the Department of Finance (the “DOF”), the Department of Transportation (the “DOT”) and the NYC311 Call Center (“NYC311”), which occupy suites across floors one through 37.

—	The DOF collects approximately $39 billion in revenue for New York City and values over one million properties with a total market value that exceeds $1.3 trillion. Additionally, the DOF records and maintains public property records related to ownership, deeds and mortgages, administers exemption and abatement programs that provide $3.6 billion in tax relief to property owners and renters and adjudicates and collects parking tickets in addition to providing timesaving programs to eligible drivers and businesses. The DOF also manages New York City’s Treasury Department with operating cash balances of more than $9.8 billion and acts as the chief civil law enforcer through the Office of the Sheriff. In addition, the DOF advises the New York City government in relation to its $160 billion pension system and $16 billion deferred compensation plan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

—	The DOT's mission is to provide for the safe, efficient, and environmentally responsible movement of people and goods in New York City and to maintain and enhance the transportation infrastructure that sustains the economic vitality and quality of life of New York City residents. Over 5,000 employees of the DOT oversee New York’s urban transportation network. The DOT’s staff manages an annual operating budget of $900 million and a five-year, approximately $10.1 billion capital program, along with 6,000 miles of streets and highways, 12,000 miles of sidewalk, and 794 bridges and tunnels, including the iconic East River bridges. The DOT’s staff also installs and maintains over one million street signs, 12,700 signalized intersections, over 315,000 street lights and over 200 million linear feet of markings.

—	NYC311 opened at the 59 Maiden Lane Property in March 2003. Its purpose is to provide help, 24 hours a day, 7 days a week, 365 days a year, with regards to over 3,600 nonemergency government services via its call center, text service and mobile application. NYC311's mission is to provide the public with quick and easy access to all New York City government services and information. NYC311 helps agencies improve service delivery by allowing them to focus on their core missions and manage their workload efficiently. NYC311 also provides insight to improve city government through accurate, consistent measurement and analysis of service delivery.

The second largest tenant based on underwritten base rent, People of the State of NY (8.3% of NRA; 7.5% of underwritten base rent), occupies 84,729 SF of office space through June 2025 with no renewal options and no termination options. People of the State of NY has been a tenant at the 59 Maiden Lane Property since August 2000. The People of the State of NY space consists of the entire 21st, 30th and 31st floors and a portion of the 23rd and 29th floors at the 59 Maiden Lane Property. The office space is occupied by the New York State Office of the Comptroller, which is New York State’s chief fiscal officer who ensures that state and local governments use taxpayer money effectively and efficiently to promote the common good.

The third largest tenant based on underwritten base rent, London Fischer LLP (5.9% of NRA; 5.9% of underwritten base rent), occupies 59,896 SF of office space on a portion of the 39th and 40th floors and all of the 41st floor on a lease expiring in July 2027 with no extension or termination options. London Fischer LLP, a litigation and business law firm, has been a tenant at the 59 Maiden Lane Property since 1999. London Fischer LLP has offices in New York City and California and the firm provides nationwide counsel, risk management, trial, appellate and advisory services for the construction, manufacturing and insurance industries.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

The following table presents certain information relating to the major tenants at the 59 Maiden Lane Property:

Ten Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
NYDCAS(4)	AA / Aa1 / AA	702,283	69.0%	$27,850,860	71.8%	$39.66	8/31/2021	1, 5-year option
People of the State of NY	NR / NR / NR	84,729	8.3%	2,892,092	7.5%	34.13	6/30/2025	NAP
London Fischer LLP	NR / NR / NR	59,896	5.9%	2,272,036	5.9%	37.93	7/31/2027	NAP
AmTrust Financial Services(5)	NR / NR / NR	39,992	3.9%	1,639,672	4.2%	41.00	5/31/2023	1, 5-year option
The NY Presbyterian Hospital	NR / NR / NR	15,462	1.5%	902,200	2.3%	58.35	8/31/2021	NAP
National General Insurance	NR / NR / NR	19,996	2.0%	829,834	2.1%	41.50	7/31/2022	1, 5-year option
Maiden Farm, Inc.	NR / NR / NR	22,726	2.2%	724,149	1.9%	31.86	7/31/2025	NAP
NY Marine & General Insurance	NR / NR / NR	19,315	1.9%	676,025	1.7%	35.00	6/30/2022	1, 5-year option
Harvard Maintenance, Inc.	NR / NR / NR	17,937	1.8%	547,079	1.4%	30.50	8/31/2026	NAP
Douglas & London P.C.	NR / NR / NR	14,807	1.5%	414,596	1.1%	28.00	8/31/2021	1, 32-month option & 1, 5-year option
Ten Largest Owned Tenants		997,143	98.0%	$38,748,542	99.8%	$38.86
Remaining Tenants(6)		1,349	0.1	66,247	0.2	61.90
Vacant		19,421	1.9	0	0.0	0.00
Total / Wtd. Avg.(7)		1,017,913	100.0%	$38,814,788	100.0%	$38.89

(1)	Based on the underwritten rent roll dated December 24, 2018.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $181,338 of contractual rent steps through May 2020. UW Base Rent $ per SF excludes 400 SF of building office space.
(4)	NYDCAS consists of three city departments: the DOF, the DOT and NYC311.
(5)	AmTrust Financial Services is an affiliate of the borrower.
(6)	Remaining Tenants at the 59 Maiden Lane Property include a credit union, four telecom tenants and 400 SF of building office space.
(7)	Total / Wtd. Avg. UW Base Rent $ per SF excludes 400 SF of building office space.

The following table presents certain information relating to the lease rollover schedule at the 59 Maiden Lane Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM(3)	400	0.0%	0.0%	$7,500	0.0%	NAP	1
2019	930	0.1	0.1%	37,200	0.1	$40.00	1
2020	0	0.0	0.1%	0	0.0	0.00	0
2021	732,552	72.0	72.1%	29,167,656	75.1	39.82	3
2022	39,312	3.9	76.0%	1,511,859	3.9	38.46	3
2023	39,992	3.9	79.9%	1,639,672	4.2	41.00	1
2024(4)	9	0.0	79.9%	8,347	0.0	927.43	1
2025	107,455	10.6	90.4%	3,616,241	9.3	33.65	2
2026	17,946	1.8	92.2%	554,279	1.4	30.89	2
2027	59,896	5.9	98.1%	2,272,036	5.9	37.93	1
2028	0	0.0	98.1%	0	0.0	0.00	0
2029	0	0.0	98.1%	0	0.0	0.00	0
2030 & Thereafter	0	0.0	98.1%	0	0.0	0.00	0
Vacant	19,421	1.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.(5)	1,017,913	100.0%		$38,814,788	100.0%	$38.89	15

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $181,338 of contractual rent steps through May 2020.
(3)	MTM includes 400 SF of building office space with no rent attributed to it and one telecom tenant accounting for $7,500 of UW Base Rent.
(4)	The sole tenant expiring in 2024 is a telecom tenant, which accounts for 9 SF at the 59 Maiden Lane Property and $8,347 of UW Base Rent.
(5)	Total / Wtd. Avg. UW Base Rent $ per SF excludes 400 SF of building office space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

The following table presents certain information relating to historical leasing at the 59 Maiden Lane Property:

Historical Leased%(1)

	2016	2017	As of 12/24/2018(2)
Owned Space	100.0%	100.0%	98.1%

(1)	As provided by the borrower and which represents average month-end occupancy for the indicated year unless otherwise specified.
(2)	Based on the underwritten rent roll dated December 24, 2018.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 59 Maiden Lane Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 2/28/2019	Underwritten	Underwritten $ per SF
Base Rent	$37,822,402	$38,668,343	$38,814,569	$38,840,316	$38,633,451	$37.95
Contractual Rent Steps(2)	0	0	0	0	181,338	0.18
Potential Income from Vacant Space	0	0	0	0	1,126,418	1.11
Reimbursements	7,384,612	9,033,321	9,094,817	9,307,958	10,024,654	9.85
Gross Potential Income	$45,207,014	$47,701,664	$47,909,386	$48,148,274	$49,965,861	$49.09
Other Income 1(3)	541,191	543,047	533,164	702,071	702,071	0.69
Other Income 2(4)	2,346,963	2,195,134	2,078,732	1,997,230	1,997,230	1.96
Vacancy & Credit Loss(5)	0	0	0	0	(2,498,293)	(2.45)
Effective Gross Income	$48,095,168	$50,439,845	$50,521,282	$50,847,575	$50,166,869	$49.28

Real Estate Taxes	$9,791,926	$9,905,624	$10,313,209	$10,287,329	$10,629,214	$10.44
Insurance	524,202	520,076	536,148	504,364	446,482	0.44
Management Fee	1,635,548	1,134,681	1,159,972	1,159,976	1,250,000	1.23
Other Operating Expenses	12,955,254	14,120,521	13,359,820	14,055,276	14,055,276	13.81
Total Operating Expenses	$24,906,930	$25,680,902	$25,369,149	$26,006,945	$26,380,972	$25.92

Net Operating Income	$23,188,238	$24,758,943	$25,152,133	$24,840,630	$23,785,897	$23.37
TI/LC	0	0	0	0	1,812,183	1.78
Capital Expenditures	0	0	0	0	203,583	0.20
Net Cash Flow	$23,188,238	$24,758,943	$25,152,133	$24,840,630	$21,770,131	$21.39

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Includes $181,338 of contractual rent steps through May 2020.
(3)	Other Income 1 consists of sub-metered electric income and electric inclusion in the rent.
(4)	Other Income 2 consists of cleaning service, elevator service, porter service, HVAC maintenance income and income from other miscellaneous sources.
(5)	Vacancy is underwritten to the current, economic vacancy of 5.0%.

■	Appraisal. According to the appraisal, the 59 Maiden Lane Property had an “as-is” appraised value of $480,000,000 as of April 1, 2019.

■	Environmental Matters. Based on a Phase I environmental report dated March 23, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the 59 Maiden Lane Property other than the continued implementation of the current Asbestos Operations and Maintenance program.

■	Market Overview and Competition. The 59 Maiden Lane Property is located in New York, New York, within the Downtown office submarket (specifically the Insurance office submarket). Located at the northwest corner of Maiden Lane and William Street, the 59 Maiden Lane Property is a short walk from many downtown buildings such as City Hall and the World Trade Center. According to the appraisal, due to downtown’s rising TAMI (Technology, Advertising, Media and Information) presence and diversity of companies, the submarket has become attractive to a wide range of employees who are looking for a diverse working environment, and leasing activity during the last quarter of 2018 outpaced the fourth quarter of 2017. As a result, overall vacancy in the Downtown office market has declined 1.2% to 10.8% in the fourth quarter of 2018, which, per the appraisal, is the largest quarterly drop since the second quarter of 2014. New leasing activity in the Downtown office submarket reached 1.8 million SF for the fourth quarter of 2018, which was nearly double the amount during the fourth

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

quarter of 2017. Downtown remains competitive due to its pricing and growing attractiveness to both residents and employers.

According to the appraisal, the 59 Maiden Lane Property is part of the Insurance submarket, of the Downtown office market, which is located north of the Financial East submarket, south of the City Hall submarket and east of the World Trade Center submarket. Based on a third party report, the Insurance office submarket contains approximately 12.7 million SF of office inventory, with a current vacancy rate of 7.5% and an average gross asking rent of $52.63 per SF. The submarket has experienced rent growth of 1.1% over the past 12 months despite the submarket experiencing negative net absorption.

The following table presents certain information relating to comparable buildings for the 59 Maiden Lane Property:

Office Building Comparables(1)

Property Name	NRA (SF)	Direct Available SF	Sublease Available SF	Direct Occupancy (%)	Total Occupancy (%)	Direct Asking Rent PSF (Low)		Direct Asking Rent PSF (High)
59 Maiden Lane Property(2)	1,017,913	19,421	NAP	98.1%	98.1%	$51.00	(3)	$61.00	(3)
100 William Street	355,364	70,892	9,792	80.1%	77.3%	$54.00		$56.00
110 William Street	848,592	24,264	0	97.1%	97.1%	$55.00		$55.00
One New York Plaza	2,103,750	120,173	35,382	94.3%	92.6%	$55.00		$60.00
100 Wall Street	457,622	29,118	17,100	93.6%	89.9%	$55.00		$59.00
60 Broad Street	1,014,041	12,861	7,102	98.7%	98.0%	$57.00		$57.00
One Battery Park Plaza	810,625	9,500	0	98.8%	98.8%	$50.00		$50.00
80 Pine Street	983,425	14,767	39,264	98.5%	94.5%	$55.00		$55.00
88 Pine Street	624,000	57,001	7,175	90.9%	89.7%	$55.00		$56.00
Total (excluding 59 Maiden Lane)	7,197,419	338,576	115,815
Average (excluding 59 Maiden Lane)	899,677	42,322	14,477	95.0%	93.7%	$50.00		$60.00

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated December 24, 2018.
(3)	Represents the range of market rents, determined by the appraisal, for vacant space at the 59 Maiden Lane Property.

■	The Borrower. The borrower, 59 Maiden Lane Associates, LLC, a recycled single purpose entity, is 100% owned by 59 Maiden Lane Member LLC (“Member”). Member is a Delaware limited liability company and single purpose entity with at least one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 59 Maiden Lane Whole Loan. The borrower sponsors and non-recourse carveout guarantors are George Karfunkel and Leah Karfunkel. AmTrust Realty Corp., the property manager, was founded by George Karfunkel and his brother, Michael Karfunkel, in 1993. The company owns and manages approximately 10 million SF of commercial real estate.

■	Escrows. On the origination date of the 59 Maiden Lane Whole Loan, the borrower funded a reserve of $4,650,281 for real estate taxes.

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the 59 Maiden Lane Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $930,056) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period (such reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the 59 Maiden Lane Whole Loan documents), and (iii) beginning in March 2020, a specified tenant renewal reserve (“Specified Tenant Renewal Reserve”) in an amount equal to $1,000,000 until the balance in the Specified Tenant Renewal Reserve account equals or exceeds $18,000,000; provided, however, the Specified Tenant Renewal Reserve will no longer be required from and after either (A) the initial Specified Tenant (as defined below) extending the term of its lease for an additional term of not less than five years and all tenant improvement costs, leasing commissions, rent credits, and/or similar inducements in connection with the extension being paid or reserved with the lender or (B) the entire Specified Tenant space being re-tenanted pursuant to one or more replacement leases reasonably acceptable to lender.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

■	Lockbox and Cash Management. The 59 Maiden Lane Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver tenant direction letters to each existing tenant at the 59 Maiden Lane Property directing each of them to remit their rent checks directly to the lender-controlled lockbox. The borrower is required to cause revenue received by the borrower or the property manager from the 59 Maiden Lane Property to be deposited into such lockbox promptly upon receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a 59 Maiden Lane Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a 59 Maiden Lane Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 59 Maiden Lane Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 59 Maiden Lane Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 59 Maiden Lane Whole Loan. Provided no event of default exists, (i) to the extent insufficient funds are held in the Specified Tenant Renewal Reserve, upon request from the borrower, the lender will disburse excess cash flow for payment of tenant improvements and leasing commissions at the 59 Maiden Lane Property, provided all conditions to the disbursement of funds held in the Specified Tenant Renewal Reserve are otherwise met, and (ii) any excess cash flow funds are required to be disbursed to the borrower upon the expiration of any 59 Maiden Lane Trigger Period. Upon an event of default under the 59 Maiden Lane Whole Loan documents, the lender will apply funds to the debt in such priority as it may determine.

A “59 Maiden Lane Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt yield being less than 7.0%, and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, the date that the debt yield is equal to or greater than 7.0% for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) NYDCAS, (ii) any other tenant leasing all or a portion of the applicable Specified Tenant space pursuant to any lease which, individually or when aggregated with all other leases at the 59 Maiden Lane Property with the same tenant or its affiliate, either (A) accounts for twenty percent (20%) or more of the total rental income for the 59 Maiden Lane Property, or (B) demises twenty percent (20%) or more of the 59 Maiden Lane Property’s gross leasable area and (iii) any guarantor of a Specified Tenant lease at the 59 Maiden Lane Property.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) a Specified Tenant being in a monetary or material non-monetary default under the applicable Specified Tenant lease beyond all applicable notice and cure periods set forth in the Specified Tenant lease, (ii) a Specified Tenant Dark Event (as defined below), (iii) the Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant, and (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the applicable Specified Tenant extension deadline in accordance with the applicable terms and conditions of the applicable Specified Tenant lease and the 59 Maiden Lane Whole Loan documents for the applicable Specified Tenant renewal term, and (B) expire upon the first to occur of (i) the satisfaction of the Specified Tenant cure conditions under the 59 Maiden Lane Whole Loan documents, or (ii) the borrower leasing either the entire Specified Tenant space or a portion thereof sufficient to cause the 59 Maiden Lane Property to achieve a debt yield of 7.0%, the applicable tenant under the lease being in possession of the space demised under its lease and paying the full amount of the rent due under its lease, and none of the conditions set forth in clauses (A)(i) through (A)(v) above existing with respect to the new lease or series of leases. Notwithstanding the foregoing, a Specified Tenant Trigger Period will not be deemed to exist pursuant to clause (vi) above with respect to the initial 59 Maiden Lane Specified Tenant, NYDCAS, for so long as the Specified Tenant Renewal Reserve monthly deposit is being made.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59 MAIDEN LANE

A “Specified Tenant Dark Event” means any Specified Tenant other than NYDCAS failing to be in actual, physical possession of its Specified Tenant space (or applicable portion thereof), failing to occupy and/or be open in its premises for the conduct of its business during customary hours and/or “going dark” in the Specified Tenant space (or applicable portion thereof).

■	Property Management. The 59 Maiden Lane Property is managed by AmTrust Realty Corp., an affiliate of the borrower sponsor, pursuant to a management agreement. Provided that no event of default is occurring under the 59 Maiden Lane Whole Loan documents, the borrower may terminate the management agreement and replace the manager with a manager approved by the lender, which approval may be conditioned upon receipt of a rating agency confirmation. The lender may, or may require the borrower to, terminate the manager upon the occurrence of: (i) a 59 Maiden Lane Trigger Period, (ii) a default under the management agreement beyond all applicable notice and cure periods, or (iii) the insolvency of or commencement of an involuntary insolvency or bankruptcy proceeding involving the manager that is not dismissed within 90 days of the filing thereof or any voluntary bankruptcy or insolvency proceeding involving the manager, and replace the manager with a manager approved by the lender (which may be conditioned upon the lender’s receipt of a rating agency confirmation).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The 59 Maiden Lane Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the 59 Maiden Lane Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the 59 Maiden Lane Property until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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NEWPORT CORPORATE CENTER

TWO NEWPORT
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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

SE 36TH STREET
131ST AVENUE SE
132ND AVENUE SE
ONE NEWPORT
TWO NEWPORT
NEWPORT TERRACE
NEWPORT TOWER
FOUR NEWPORT
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SE 37TH STREET
T Mobile
Collateral
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(2)	GACC
Location (City/State)	Bellevue, Washington	Cut-off Date Principal Balance(3)	$50,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$164.28
Size (SF)	998,284	Percentage of Initial Pool Balance	5.5%
Total Occupancy as of 3/25/2019	99.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/25/2019	99.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1988-2010 / 2019	Mortgage Rate(4)	3.54323171%
Appraised Value	$476,000,000	Original Term to ARD (Months)(4)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$39,917,673
Underwritten Expenses	$6,775,774	Escrows(5)
Underwritten Net Operating Income (NOI)	$33,141,899	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$33,141,899	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	34.5%	Insurance	$0	$0
LTV Ratio at ARD(1)	34.5%	Replacement Reserves	$1,675,000	$12,479
DSCR Based on Underwritten NOI / NCF(1)	5.63x / 5.63x	TI/LC	$60,072,224	$0
Debt Yield Based on Underwritten NOI / NCF(1)	20.2% / 20.2%	Other	$27,164,693	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$312,000,000	65.1%	Purchase Price(6)	$380,263,083	79.4%
Sponsor Equity	166,947,914	34.9	Upfront Reserves	88,911,917	18.6
Origination Costs	9,772,914	2.0

Total Sources	$478,947,914	100.0%	Total Uses	$478,947,914	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Newport Corporate Center Senior Notes, and excluding the aggregate outstanding principal balance of the Newport Corporate Center Subordinate Notes. See “—The Mortgage Loan” below.
(2)	The Newport Corporate Center Whole Loan was co-originated by Deutsche Bank AG, acting through its New York Branch (“DBNY”) and Wells Fargo Bank, National Association (“WFB”).
(3)	The Cut-off Date Principal Balance of $50,000,000 represents the non-controlling Note A-1-A and is part of the Newport Corporate Center Whole Loan evidenced by six senior pari passu notes and 10 subordinate notes, with an aggregate outstanding principal balance as of the Cut-off Date of $312.0 million. For additional information, see “—The Mortgage Loan” below.
(4)	The Newport Corporate Center Whole Loan has an anticipated repayment date of May 6, 2029 (the “Anticipated Repayment Date” or “ARD”) and a final maturity date of October 6, 2030. The Mortgage Rate field reflects the interest rate of the Newport Corporate Center Loan before the ARD. See “The Mortgage Loan” herein.
(5)	See “—Escrows” below.
(6)	The Purchase Price is net of seller credits equal to approximately $87.2 million related to outstanding tenant improvement costs, capital work, rent abatements and miscellaneous items, which was reserved upfront at loan origination. The gross purchase price is equal to $467.5 million.

■	The Mortgage Loan. The mortgage loan (the “Newport Corporate Center Loan”) is part of a whole loan that has an outstanding principal balance as of the Cut-off Date of $312,000,000 (the “Newport Corporate Center Whole Loan”), and is secured by a first mortgage encumbering the borrower’s fee simple interest in an approximately 998,284 SF office campus in Bellevue, Washington (the “Newport Corporate Center Property”). The Newport Corporate Center Whole Loan is comprised of (i) six senior pari passu A-Notes with an aggregate principal balance as of the Cut-off Date of $164,000,000 (collectively, the “Newport Corporate Center Senior Notes” or the “A-Notes”) and (ii) 10 subordinate notes, comprised of four B-Notes, four C-Notes, and two D-Notes, with an aggregate outstanding principal balance as of the Cut-off Date of $148,000,000 (collectively, the “Newport Corporate Center Subordinate Notes”), each as described below. The Newport Corporate Center Loan, which will be included in the GSMS 2019-GC40 securitization transaction, is evidenced by the non-controlling Note A-1-A with an outstanding principal balance as of the Cut-off Date of $50,000,000 and represents approximately 5.5% of the Initial Pool Balance. The related companion loans are summarized below.

The Newport Corporate Center Loan was co-originated by DBNY and WFB on April 10, 2019. The borrower utilized the proceeds of the Newport Corporate Center Whole Loan along with the sponsor equity to purchase the Newport Corporate Center Property, pay origination costs and fund reserves.

The Newport Corporate Center Whole Loan has an initial term of 120 months to the ARD and has 118 months remaining. The Newport Corporate Center Whole Loan has a final maturity date of October 6, 2030 and will be interest-only prior to the Anticipated Repayment Date. Each of the Newport Corporate Center Loan and the other Newport Corporate Center Senior Notes has an initial interest rate prior to the Anticipated Repayment Date of 3.54323171% per annum. From and after the Anticipated Repayment Date, each note accrues interest at a fixed rate (the “ARD Interest Rate”) that is equal to the sum of (i) 2.50000000% plus (ii) the greater of (a) the initial interest rate applicable to such note and (b) the sum of (1) the 10 year yield for the United States Treasury Note as displayed on Reuters Capital Markets 19901 as of the Anticipated Repayment Date (or the preceding business day if the Anticipated Repayment Date is not a business day), plus (2) (A) with respect to each Newport

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

Corporate Center Senior Note (including the Newport Corporate Center Loan), 1.04323171%, (B) with respect to each B-Note, 2.12500000%, (C), with respect to each C-Note, 2.45000000% and (D) with respect to each D-Note, 4.00000000%.

The Newport Corporate Center Whole Loan includes the Newport Corporate Center Subordinate Notes with an aggregate original principal balance of $148.0 million. The Newport Corporate Center Subordinate Notes include (i) Note B-1-A, Note B-1-B, Note B-2-A and Note B-2-B, with an aggregate outstanding principal balance as of the Cut-off Date of $18.0 million (the “B-Notes”), which accrue interest at an initial interest rate of 4.62500% per annum, (ii) Note C-1-A, Note C-1-B, Note C-2-A and Note C-2-B, with an aggregate outstanding principal balance as of the Cut-off Date of $74.0 million (the “C-Notes”), which accrue interest at an initial interest rate of 4.95000% per annum and (iii) Note D-1 and Note D-2, with an aggregate outstanding principal balance as of the Cut-off Date of $56.0 million (the “D-Notes”), which accrue interest an initial interest rate of 6.5000% per annum. The Newport Corporate Center Subordinate Notes have been sold to third-party purchasers. The Newport Corporate Center Senior Notes are generally senior in right of payment to the B-Notes, the B-Notes are generally senior in right of payment to the C-Notes and the C-Notes are generally senior in right of payment to the D-Notes. Based on the total combined debt of $312.0 million, the Cut-off Date LTV Ratio, LTV Ratio at ARD, DSCR based on Underwritten NCF and Debt Yield based on Underwritten NOI are 65.5%, 65.5%, 2.34x and 10.6%, respectively.

The Newport Corporate Center Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Newport Corporate Center Whole Loan documents after July 11, 2021. Voluntary prepayment of the Newport Corporate Center Whole Loan is permitted on or after the due date in November 2028.

From and after the Anticipated Repayment Date until the earlier of the maturity date or the date which the entire outstanding principal balance of the Newport Corporate Center Whole Loan and all Accrued Additional Interest (as defined below) and all other amounts due under the Newport Corporate Center Whole Loan documents have been paid and satisfied in full, in addition to the monthly debt service payment amount, all excess cash flow after payment of debt service, reserves and operating expenses with respect to such monthly due date will be applied as follows: first, to the reduction of the outstanding principal balances (exclusive of Accrued Additional Interest) of the A Notes pro rata and pari passu until reduced to zero; second, to the reduction of the outstanding principal balances (exclusive of Accrued Additional Interest) of the B-Notes pro rata and pari passu until reduced to zero; third, to the reduction of the outstanding principal balances (exclusive of Accrued Additional Interest) of the C-Notes, pro rata and pari passu until reduced to zero; fourth, to the reduction of the outstanding principal balances (exclusive of Accrued Additional Interest) of the D-Notes, pro rata and pari passu until reduced to zero; fifth, to the payment of the Accrued Additional Interest on the A-Notes, pro rata and pari passu (based on the Accrued Additional Interest of each A-Note) until reduced to zero; sixth, to the payment of the Accrued Additional Interest on the B-Notes, pro rata and pari passu (based on the Accrued Additional Interest of each B-Note) until reduced to zero, seventh, to the payment of the Accrued Additional Interest on the C-Notes pro rata and pari passu (based on the Accrued Additional Interest of each C-Note) until reduced to zero, and eighth, to the payment of the Accrued Additional Interest on the D-Notes pro rata and pari passu (based on the Accrued Additional Interest of each D-Note) until reduced to zero. From and after the Anticipated Repayment Date, the excess of interest accruing at the ARD Interest Rate over the interest accruing at the initial interest rate (the “ARD Spread Interest”), on each note will not be payable currently, but instead will accrue and, to the extent permitted by applicable law, will earn interest at the applicable interest rate, compounding monthly on each due date after such ARD Spread Interest first accrues (the aggregate amount of all such ARD Spread Interest on each note and all interest accruing thereon is herein referred to as the “Accrued Additional Interest”), and will be payable after payment in full of all outstanding principal of the Newport Corporate Center Whole Loan as described above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

The table below summarizes the promissory notes that comprise the Newport Corporate Center Whole Loan. The relationship between the holders of the Newport Corporate Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The Newport Corporate Center Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1-A	$50,000,000	$50,000,000	GSMS 2019-GC40	No
Note A-1-B, A-1-C	40,200,000	40,200,000	Benchmark 2019-B11	No
Note A-2-A, A-2-B, A-2-C	73,800,000	73,800,000	BANK 2019-BNK18	No
Senior Notes Total	$164,000,000	$164,000,000
Note B-1-A, B-2-A	13,000,000	13,000,000	Wilton Reassurance Company	No
Note B-1-B, B-2-B	5,000,000	5,000,000	Highmark Inc.	No
Note C-1-A, C-2-A	40,000,000	40,000,000	Prima Mortgage Investment Trust, LLC	No
Note C-1-B, C-2-B	34,000,000	34,000,000	New York State Teachers’ Retirement Fund	No
Note D-1, D-2	56,000,000	56,000,000	PCSD PR Cap IV NR Reten Private Limited	Yes(1)
Subordinate Notes Total	$148,000,000	$148,000,000
Total	$312,000,000	$312,000,000

(1)	The holder of the majority of the principal balance of the D-Notes will have the right to appoint the special servicer of the Newport Corporate Center Whole Loan and to direct certain decisions with respect to the Newport Corporate Center Whole Loan, unless a control appraisal event exists under the related co-lender agreement; provided that after the occurrence of a control appraisal event with respect to the Newport Corporate Center Subordinate Notes, the holder of the Newport Corporate Center Note A-2-A (or the directing certificate holder for the securitization trust that holds Note A-2-A) will have such rights. The Newport Corporate Center Whole Loan is being serviced pursuant to the pooling and servicing agreement for the BANK 2019-BNK18 securitization transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

Newport Corporate Center Total Debt Capital Structure

(1)	The initial weighted average interest rate of the notes comprising the Newport Corporate Center Whole Loan is approximately 4.47000000%. The interest rate on the Newport Corporate Center Whole Loan as of any date of determination prior to the ARD will be the weighted average interest rate of the notes comprising the Newport Corporate Center Whole Loan.

(2)	Based on the appraised value of $476,000,000 as of March 14, 2019.

(3)	Based on the UW NOI of $33,141,899 and the UW NCF of $33,141,899.

(4)	Based on the appraised value of $476,000,000, the Implied Borrower Sponsor Equity is $164,000,000. There is a $96,000,000 preferred equity investment in the sole member of the borrower, as described below under “—Mezzanine or Secured Subordinate Indebtedness.”

■	The Mortgaged Property. The Newport Corporate Center Property is a five-building, separately parceled, Class A office campus situated on approximately 15.5 acres. The Newport Corporate Center Property was built between 1988 and 2010 and is currently undergoing a major capital improvement plan, with an expected cost of over $165.8 million. Renovations will include elevator modernization, exterior improvements, roof repair replacements, HVAC repairs/replacements, new sky bridges/walkways, new amenities – including an amphitheater, collaborative patio spaces, bocce courts, fitness centers and general tenant improvement work.

The Newport Corporate Center Property offers natural light and views of the Olympic Mountains, Mt. Baker, and both the Downtown Seattle and Bellevue skylines with most floors offering panoramic views. The five buildings range from 151,414 SF to 226,615 SF and five to ten floors. The average floor plate size for the buildings is 28,700 SF providing flexible and open floor plans for existing and prospective tenant space requirements. Each building has a dedicated parking garage that ranges from three to nine levels, along with additional surface parking. The Newport Corporate Center Property consists of 3,630 total parking spaces, which equates to approximately 3.6 spaces per 1,000 SF.

The Newport Corporate Center Property is the global headquarters of T-Mobile, which has been a tenant at the Newport Corporate Center Property for over 18 years and recently extended its lease through 2030. Since 2000, the Newport Corporate Center Property has maintained a 95% average occupancy rate and been institutionally owned and maintained. T-Mobile USA, Inc. (rated BB+/Ba2/BB+ by Fitch/Moody’s/S&P) is the guarantor of the T-Mobile leases. T-Mobile’s parent company, Deutsche Telekom AG has a credit rating of BBB+/Baa1/BBB+ by

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

Fitch/Moody’s/S&P. As of March 25, 2019, the Newport Corporate Center Property was 99.3% occupied by six tenants, with T-Mobile occupying 92.1% of the net rentable area.

T-Mobile is the nation’s third largest wireless telecommunications services provider. The company was founded in 1994 and is a subsidiary of Deutsche Telekom AG. The company offers voice, messaging, and data services to over 77 million of customers in the postpaid, prepaid, and wholesale markets in the U.S., Puerto Rico, and the U.S. Virgin Islands. T-Mobile also provides wireless devices, including smartphones, tablets, and other mobile communication devices, as well as accessories that are manufactured by various suppliers. In addition, the company offers services, devices, and accessories under the T-Mobile and Metro by T-Mobile brands through its owned and operated retail stores, third-party distributors, and its websites. For the fiscal year ended December 31, 2018, T-Mobile had total revenues of approximately $43.3 billion, which was up approximately 7% from 2017, and had a net income of approximately $2.9 billion. T-Mobile recorded 7.0 million total net additions to its customer base and approximately 1.4 million branded postpaid net additions in the fourth quarter of 2018.

T-Mobile utilizes the Newport Corporate Center Property as its global headquarters, and has been a tenant since 2000. As part of the tenant’s long-term lease renewal, T-Mobile plans to invest approximately $80.0 million ($80 per SF) towards improving the interior tenant build outs, building systems, and interconnectivity of the campus. T-Mobile has phased construction building-by-building with a three year timeline and is projected to be completed in mid-2021. T-Mobile’s investment is in addition to approximately $88.9 million ($89 per SF) reserved at origination for tenant improvements and capital expenditures. At loan origination, the borrower deposited (1) $47,357,383 for T-Mobile improvements, $8,155,044 for a T-Mobile connectivity allowance, $4,482,115 for T-Mobile restroom improvements and $77,683 for T-Mobile elevator cab repair; (2) $21,807,139 in free rent funds for T-Mobile; (3) $5,357,554 for capital expenditures required to be performed by the borrower under the T-Mobile leases; and (4) $1,675,000 for general capital expenditures and/or tenant improvements and leasing commissions. The borrower sponsor expects the landlord’s capital work to be completed by the end of 2019, excluding the bridge/connectivity project. The connectivity project is anticipated to be completed by the end of 2020.

The following table presents certain information relating to the major tenants at the Newport Corporate Center Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
T-Mobile(2)	BB+ / Ba2 / BB+	919,001	92.1%	$24,521,626	94.2%	$26.68	10/31/2030	2, 7-year options
KLSY/KIXI	NR / NR / NR	21,175	2.1	522,131	2.0	24.66	3/31/2026	NA
LifeCenter Northwest	NR / NR / NR	20,713	2.1	462,893	1.8	22.35	8/31/2025	1, 5-year option
Protingent, Inc.	NR / NR / NR	11,314	1.1	271,536	1.0	24.00	4/30/2021	NA
Mobica US Inc.	NR / NR / NR	5,763	0.6	152,720	0.6	26.50	5/31/2021	NA
PrivacyStar	NR / NR / NR	3,486	0.3	87,150	0.3	25.00	3/31/2020	NA
Largest Owned Tenants		981,452	98.3%	$26,018,055	100.0%	$26.51
Remaining Owned Tenants(3)		9,878	1.0	0	0.0	0.00
Vacant Spaces (Owned Space)		6,954	0.7	0	0.0	0.00
Totals / Wtd. Avg. Tenants		998,284	100.0%	$26,018,055	100.0%	$26.51

(1)	T-Mobile USA Inc. is the guarantor of the T-Mobile leases. T-Mobile’s parent company, Deutsche Telekom AG has a credit rating of BBB+/Baa1/BBB+ by Fitch/Moody’s/S&P.
(2)	T-Mobile does not have any termination or contraction options during its lease terms.
(3)	Remaining Owned Tenants includes non-revenue generating space for the fitness center, conference center and engineering shop.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

The following table presents certain information relating to the lease rollover schedule at the Newport Corporate Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	3,486	0.3	0.3%	87,150	0.3	25.00	1
2021	17,077	1.7	2.1%	424,256	1.6	24.84	2
2022	0	0.0	2.1%	0	0.0	0.00	0
2023	0	0.0	2.1%	0	0.0	0.00	0
2024	0	0.0	2.1%	0	0.0	0.00	0
2025	20,713	2.1	4.1%	462,893	1.8	22.35	1
2026	21,175	2.1	6.3%	522,131	2.0	24.66	1
2027	0	0.0	6.3%	0	0.0	0.00	0
2028	0	0.0	6.3%	0	0.0	0.00	0
2029	0	0.0	6.3%	0	0.0	0.00	0
2030 & Thereafter(2)	928,879	93.0	99.3%	24,521,626	94.2	26.68	1
Vacant	6,954	0.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	998,284	100.0%		$26,018,055	100.0%	$26.51	6

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(2)	2030 & Thereafter Expiring Owned GLA includes non-revenue generated space for the fitness center, conference center and engineering shop, but excludes the space in the U/W Base Rent $ per SF.

The following table presents certain information relating to historical occupancy at the Newport Corporate Center Property:

Historical Leased %(1)

2015	2016	2017	2018	As of 3/25/2019
94.4%	92.2%	96.3%	99.3%	99.3%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Newport Corporate Center Property:

Cash Flow Analysis(1)

	2016	2017	2018	Underwritten	Underwritten $ per SF
Rents in Place	$21,396,135	$21,656,883	$21,408,105	$26,018,055	$26.06
Credit Tenant Rent Steps(2)	0	0	0	6,227,773	6.24
Vacant Income	0	0	0	169,285	0.17
Gross Potential Rent	$21,396,135	$21,656,883	$21,408,105	$32,415,113	$32.47
Total Reimbursements	10,261,307	10,661,491	8,616,154	6,774,943	6.79
Net Rental Income	$31,657,442	$32,318,374	$30,024,259	$39,190,056	$39.26
Other Income	2,622,463	2,400,144	2,816,656	2,687,120	2.69
(Vacancy)	0	0	0	(1,959,503)	(1.96)
Effective Gross Income	$34,279,904	$34,718,517	$32,840,915	$39,917,673	$39.99

Total Expenses(3)	$10,460,300	$10,077,187	$9,091,557	$6,775,774	$6.79

Net Operating Income(4)	$23,819,604	$24,641,331	$23,749,358	$33,141,899	$33.20
Total TI/LC, Capex/RR(5)	0	0	0	0	0.00
Net Cash Flow	$23,819,604	$24,641,331	$23,749,358	$33,141,899	$33.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and (except for Credit Tenant Rent Steps) are not considered for the underwritten cash flow.
(2)	Includes straight line rent credit through the loan term for T-Mobile.
(3)	Total expenses at the Newport Corporate Center Property have reduced as a result of, for the single-tenant buildings (excluding Newport Tower), T-Mobile assuming responsibility and contracting directly for janitorial, landscaping, parking area and sidewalk maintenance, parking control, HVAC maintenance, elevator maintenance, building maintenance, security, pest control, alarm service, access control, window cleaning, sky bridge maintenance, loading docks and directional and traffic control signage.
(4)	The increase in Underwritten Net Operating Income is a result of T-Mobile’s recently signed leases, credit tenant rent steps and T-Mobile’s assumption of utility expenses at the Newport Corporate Center Property.
(5)	At origination, the borrower deposited $1.675 million into a general capital expenditures or Total TI/LC reserve, and as a result, TI/LC, Capex/RR was not underwritten.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

■	Appraisal. According to the appraisal, the Newport Corporate Center Property had an “as-is” appraised value of $476,000,000 as of March 14, 2019.

■	Environmental Matters. According to a Phase I environmental report, dated February 13, 2019, there are no recognized environmental conditions or recommendations for further action at the Newport Corporate Center Property.

■	Market Overview and Competition. The Newport Corporate Center Property is situated at the intersection of Interstate 90 and Interstate 405 and is within walking distance to five bus stops offering services on nine routes. The Newport Corporate Center Property’s direct access to multiple major highways and transportation options provides tenants with access to the Seattle metropolitan area. In addition, the Newport Corporate Center Property is less than 4.0 miles from the Bellevue CBD, less than 9.5 miles from the Seattle CBD and approximately 15 miles from the Seattle-Tacoma International airport. The Market Place at Factoria, a regional shopping center with over 500,000 SF of retail space offering over 60 shops and services and numerous restaurants is located adjacent to the Newport Corporate Center Property. The shopping center is anchored by tenants such as Nordstrom Rack, Target, Big 5 Sporting Goods, Old Navy, Petco, Safeway and Rite Aid, among others.

The Newport Corporate Center Property is located in the Puget Sound area within the Eastside market. The Eastside market is comprised of nine submarkets with the Newport Corporate Center Property located in the I-90 Corridor submarket. According to a third party market research report, as of the fourth quarter of 2018, the total office inventory in the Eastside market was approximately 50.5 million SF with the Class A inventory comprising approximately 21.4 million. Over the same period, the total Eastside market vacancy was 4.6% with an average asking rent of $37.18 per SF. The Class A market vacancy was 5.4% with an average asking rent of $43.62 per SF.

The Eastside market is located in the Seattle/Puget Sound office market. In 2018, Amazon signed a lease for 413,100 SF in Downtown Bellevue, bringing its total footprint in the submarket to over one million SF of office space. Amazon has 2,000 employees in Bellevue and plans to add capacity for another 2,500 by the year 2020. Furthermore, Facebook has signed three leases across three buildings, totaling approximately 423,000 SF, in Downtown Bellevue. Existing tenants in the Eastside office market include Microsoft, T-Mobile, Nintendo, REI, Google, Facebook, Oculus, Costco, AT&T and Boeing.

The I-90 Corridor submarket has a total office inventory of approximately 6.2 million SF with the Class A inventory comprising approximately 3.1 million SF. According to a market research report, as of the fourth quarter of 2018, the total I-90 Corridor submarket vacancy was 10.1% with an average asking rent of $35.22 per SF. Over the same period, the Class A submarket vacancy was 15.0% with an average asking rent of $36.01 per SF.

The following table presents certain information relating to the comparable office leases:

Comparable Office Leases(1)

Property	Year Built	Occupancy	Distance from Property	NRA	Tenant Name	Lease SF	Lease Date	Lease Term (Yrs.)	Base Rent
Newport Corporate Center	1988-2010	99.3%	NAP	998,284	T-Mobile	919,001	Various	Various	$26.68
Advanta	2008	100%	1.7 Miles	601,081	Microsoft	601,081	Jul-18	5.0	$26.00
90 North	1983	100%	1.6 Miles	246,703	T-Mobile	70,170	Jun-19	10.5	$28.00
Sunset Corporate Campus	1992	72%	0.4 Miles	307,715	T-Mobile	89,571	Oct-18	5.5	$28.00
Sunset North - Bldgs 3, 4 & 5	1999	70%	0.6 Miles	464,062	Confidential	32,331	Feb-19	7.0	$29.00
3600 136th Place SE	1986	100%	0.5 Miles	79,905	Extraslice	16,994	May-19	10.5	$27.00
Lincoln Executive Center	1984	99%	0.9 Miles	280,899	Air Reps	14,873	May-19	9.4	$25.50
Bravern Office Towers and Garage	2009	100%	3.0 Miles	749,694	Microsoft	255,171	Feb-18	7.0	$31.50
Redmond Town Centre Office	1997	100%	7.0 Miles	582,373	Microsoft	396,228	Jan-19	8.0	$27.50

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

■	The Borrower. The borrower is Preylock Bellevue, LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Newport Corporate Center Whole Loan. The borrower sponsors and non-recourse carveout guarantors are Farshid Steve Shokouhi and Brett Michael Lipman.

Farshid Steve Shokouhi and Brett Michael Lipman are both managing partners at Preylock Real Estate Holdings, LLC (“Preylock”) and oversee all aspects of the business. Founded in 2016, Preylock is an owner, operator and developer of commercial and residential real estate primarily located on the west coast of the United States. Preylock focuses on acquisitions of office buildings and utilizes a relative value approach to real estate investing by identifying investment opportunities in targeted, supply constrained markets. Preylock has approximately $1.25 billion of assets under management and has a portfolio of approximately three million SF of office properties located in Southern California and Silicon Valley.

■	Escrows. At origination, the borrower deposited (i) $1,675,000 for general capital expenditures and/or tenant improvements and leasing commissions related to the T-Mobile lease (ii) $60,072,224 for certain tenant improvement and leasing obligations, (iii) $21,807,139 for certain outstanding free rent obligations and (iv) $5,357,554 for outstanding capital expenditures related to the T-Mobile lease, as detailed in “The Mortgaged Property”.

On each monthly due date during the continuance of a Trigger Period (as defined below), the borrower is required to deposit an amount equal to 1/12 of the estimated annual taxes into the tax reserve. On each monthly due date, the borrower is required to deposit an amount equal to 1/12 of the estimated annual insurance premiums into an insurance reserve (which requirement is waived if a blanket policy in place and no event of default is continuing). On each monthly due date, the borrower is required to deposit an amount equal to approximately $12,478.55 into a replacement reserve, subject to a cap of $149,743.

■	Lockbox and Cash Management. The Newport Corporate Center Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to direct all existing tenants of the Property to directly deposit all rents into a clearing account controlled by the lender. If no Trigger Period (as defined below) exists, the funds in the clearing account are required to be swept on each business day into the borrower’s operating account and, if a Trigger Period exists, such funds are required to be swept on each business day into a deposit account controlled by the lender. During a Trigger Period, funds in the deposit account will be applied and disbursed in accordance with the Newport Corporate Center Whole Loan documents. Prior to the Anticipated Repayment Date, during a Trigger Period, all excess cash after payment of the monthly debt service on the Newport Corporate Center Whole Loan, all required reserves and budgeted operating expenses, and certain other items in the waterfall described in the Newport Corporate Center Whole Loan documents is required to be reserved as additional collateral for the Newport Corporate Center Whole Loan. Under certain circumstances and for limited purposes described in the Newport Corporate Center Whole Loan documents, the borrower may request disbursements of such excess cash flow. On and after the Anticipated Repayment Date, all excess cash is required to be applied to the outstanding principal balance of the Newport Corporate Center Whole Loan and then to the outstanding Accrued Additional Interest.

A “Trigger Period” will occur on the date that any of the following have occurred: (i) an event of default, (ii) the debt service coverage ratio, as calculated in the Newport Corporate Center Whole Loan documents at the end of each calendar quarter, falls below 1.15x, (iii) the commencement of a Lease Sweep Period (as defined below) or (iv) the Anticipated Repayment Date. A Trigger Period may be cured upon (a) with respect to clause (i) above, upon the acceptance by the lender of a cure of such event of default, (b) with respect to clause (ii), upon the achievement of a debt service coverage ratio of 1.20x or greater for two consecutive calendar quarters, (c) with respect to clause (iii), such Lease Sweep Period has ended pursuant to the terms of the Newport Corporate Center Whole Loan documents and no other Lease Sweep Period is then continuing and (d) with respect to clause (iv), the Newport Corporate Center Whole Loan and all other obligations have been indefeasibly paid in full.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

A “Lease Sweep Period” will commence upon the earlier of (a) (i) October 6, 2028 or (ii) the date by which the Lease Sweep Tenant (as defined below) is required under the Lease Sweep Lease (as defined below) to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised), (b) the early termination, early cancellation or early surrender of a Lease Sweep Lease or the borrower’s receipt of notice by a Lease Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Lease Sweep Lease, (c) a Lease Sweep Tenant ceasing to operate its business at the Newport Corporate Center Property (i.e., “going dark”) or giving notice that it intends to cease to operate its business in all or substantially all of its space, (d) a monetary or material non-monetary default under a Lease Sweep Lease by a Lease Sweep Tenant beyond any applicable notice and cure period, (e) upon an insolvency proceeding of a Lease Sweep Tenant or its parent if such parent provides a guaranty or similar credit support for such tenant’s obligations, and its respective successors and assigns or (f) upon a decline in the credit rating of the Lease Sweep Tenant under a Lease Sweep Lease, its parent entity or any of their respective successors below “CCC+” or equivalent by any rating agency.

A Lease Sweep Period will end, (i) with respect to clauses (a), (b) and (c) above, upon some or all of the lease sweep space being leased pursuant to one or more qualified leases to achieve a debt yield of not less than 8.0% based on the Newport Corporate Center Whole Loan (excluding from underwritten net cash flow rent from each Lease Sweep Lease which is the subject of a Lease Sweep Period), (ii) with respect to clause (a) above, on the date on which the Lease Sweep Tenant exercises its renewal or extension option with respect to all of its lease sweep space, (iii) with respect to clause (d) above, on the date on which the subject default has been cured and no other default under such Lease Sweep Lease occurs for a period of two consecutive months following such cure, (iv) with respect to clause (e) above, upon either the applicable insolvency proceeding having terminated or the Lease Sweep Lease having been assumed, affirmed or assigned to a third party in a manner reasonably satisfactory to the lender (provided, however, the Lease Sweep Period will automatically end if the applicable Lease Sweep Lease that was the subject of an applicable insolvency proceeding is affirmed in bankruptcy), or (v) with respect to clause (f), if the credit rating of the Lease Sweep Tenant under a Lease Sweep Lease (or its parent entity) has been restored to at least “CCC+” or equivalent by the relevant rating agencies.

A “Lease Sweep Lease” means the lease with T-Mobile or any replacement lease covering 50% of the space currently demised under such lease.

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease or its direct or indirect parent company (if any).

■	Property Management. The Newport Corporate Center Property is currently managed by Preylock Real Estate Holdings, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Newport Corporate Center Property is required to be managed by Preylock Real Estate Holdings, LLC or any other management company reasonably approved by the lender and with respect to which a rating agency confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower (or selected by the lender in the event of an event of default under the Newport Corporate Center Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the Newport Corporate Center Whole Loan, (ii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iii) if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NEWPORT CORPORATE CENTER

■	Mezzanine or Secured Subordinate Indebtedness. Square Mile Bellevue Preferred LLC (“Square Mile Bellevue”) has made a $96,000,000 preferred equity investment in the borrower’s sole member (the “Newport Corporate Center Joint Venture”), which equates to an indirect 56.74% preferred equity interest in the borrower. The initial interest rate of the preferred equity is 10.25% per annum. The rights of Square Mile Bellevue are governed by a Recognition Agreement, dated as of April 10, 2019 by and among DBNY, WFB, Square Mile Bellevue, Square Mile PE Partners LP and Square Mile PE Partners A LP, which includes, among other things, (i) notice and cure rights; (ii) the ability to provide a replacement guaranty upon a change of control of the borrower from an entity with (x) $100 million in net worth ($80 million in the case of Square Mile or its affiliates) and (y) $10 million in liquidity; (iii) the option to purchase the Newport Corporate Center Whole Loan in the event of an acceleration of the Newport Corporate Center Whole Loan following an event of default and (iv) transferability rights to a qualified transferee. The preferred equity return is required to be paid currently. However, in the event that property revenue less property expenses (including debt service) is insufficient to make a monthly payment on the preferred return, any such unpaid monthly payment on the preferred return will accrue and will be deemed added to the preferred equity investment. It will be a default and trigger event under the operating agreement of the Newport Corporate Center Joint Venture if the aggregate accrued and unpaid monthly payments on the preferred return exceed $10,000,000. Square Mile Bellevue will be entitled to distributions from available cash as further described in “Description of the Mortgage Pool—Additional Indebtedness—Preferred Equity” in the Preliminary Prospectus.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Newport Corporate Center Property. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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WESTERN DIGITAL R&D CAMPUS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CREFI
Location (City/State)	Fremont, California		Cut-off Date Principal Balance(2)	$37,895,000
Property Type	Industrial		Cut-off Date Principal Balance per Unit(1)	$261.55
Size (SF)	290,175		Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 6/1/2019	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2019	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	1984, 1992 / 2008-2012		Mortgage Rate	4.4100%
Appraised Value	$117,090,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120

Underwritten Revenues	$8,432,757
Underwritten Expenses	$2,002,341		Escrows(3)
Underwritten Net Operating Income (NOI)	$6,430,416			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,082,314		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	64.8%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	64.8%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.89x / 1.79x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	8.5% / 8.0%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$75,895,000	64.5%	Purchase Price	$117,088,158	99.5%
Sponsor Equity	41,791,008	35.5	Origination Costs	597,850	0.5

Total Sources	$117,686,008	100.0%	Total Uses	$117,686,008	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Western Digital R&D Campus Whole Loan (as defined below). See “—The Mortgage Loan” below.
(2)	The Cut-off Date Principal Balance of $37,895,000 represents the non-controlling Note A-2, which is part of a larger whole loan evidenced by two pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $75,895,000 for the Western Digital R&D Campus Whole Loan. The related companion loan, which is evidenced by the controlling Note A-1 ($38,000,000), was contributed to the Benchmark 2019-B11 securitization transaction.
(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Western Digital R&D Campus Loan”) is part of a whole loan (the “Western Digital R&D Campus Whole Loan”) consisting of two pari passu promissory notes with an aggregate original principal balance of $75,895,000 and secured by a first priority mortgage encumbering the borrower’s fee simple interest in an industrial property located in Fremont, California (the “Western Digital R&D Campus Property”). The Western Digital R&D Campus Loan, which is evidenced by the non-controlling Note A-2, has an outstanding principal balance as of the Cut-off Date of $37,895,000 and represents approximately 4.1% of the Initial Pool Balance. The related companion loan which is evidenced by the controlling Note A-1, has an outstanding principal balance as of the Cut-off Date of $38,000,000 and was contributed to the Benchmark 2019-B11 securitization transaction. The Western Digital R&D Campus Whole Loan was originated by Citi Real Estate Funding Inc. on April 29, 2019. The Western Digital R&D Campus Whole Loan has an interest rate of 4.4100% per annum. The borrower utilized the proceeds of the Western Digital R&D Campus Whole Loan to finance the acquisition of the Western Digital R&D Campus Property and pay origination costs.

The table below summarizes the promissory notes that comprise the Western Digital R&D Campus Whole Loan. The relationship between the holders of the Western Digital R&D Campus Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1	$38,000,000	$38,000,000	BMARK 2019-B11	Yes
Note A-2	37,895,000	37,895,000	GSMS 2019-GC40	No
Total	$75,895,000	$75,895,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

The Western Digital R&D Campus Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date and requires monthly payments of interest only for the term of the Western Digital R&D Campus Whole Loan. The scheduled maturity date of the Western Digital R&D Campus Whole Loan is the due date in May 2029. Provided that no event of default has occurred and is continuing, at any time after July 11, 2021 (the “Western Digital R&D Campus Whole Loan Release Date”), the Western Digital R&D Campus Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Western Digital R&D Campus Whole Loan documents. The borrower is also permitted to prepay the Western Digital R&D Campus Whole Loan after the Western Digital R&D Campus Whole Loan Release Date with a payment of a yield maintenance premium.

■	The Mortgaged Property. The Western Digital R&D Campus Property is a 290,175 SF single-tenant industrial property located in Fremont, California. The Western Digital R&D Campus Property, which consists of approximately 47.0% cleanroom industrial space, 30.5% flex-office space, 21.0% industrial lab and manufacturing space and 1.5% shipping and receiving space, is comprised of two buildings located on an approximately 14.8 acre site. The Western Digital R&D Campus Property was partially built in 1984 and was fit out as a full semiconductor wafer fabrication plant in 1992 by Read Rite Corporation. In 2003, the sole tenant at the Western Digital R&D Campus Property (“Western Digital”) acquired all of Read Rite Corporation's assets for $156.0 million, which included the Western Digital R&D Campus Property. The production of Western Digital's complex components requires a sterile environment, and the Western Digital R&D Campus Property is specialized to meet specific cleanroom and space requirements for its production process. Western Digital has invested approximately $1.0 billion into the facility, including over $260.0 million related to infrastructure, and approximately $750.0 million towards equipment.

The sole tenant, Western Digital (rated Baa3/BB+/BB+ by Moody’s/S&P/Fitch), leases 100.0% of the space at the Western Digital R&D Campus Property through April 2034 with no termination options under its absolute net lease. Western Digital is a developer, manufacturer, and provider of data storage devices and solutions and currently utilizes the Western Digital R&D Campus Property for the research, development and production of actuator heads, which are the part of hard disk drives (“HDDs”) that are responsible for reading data from, and writing data to, the disk drives. As of year-end 2018, Western Digital had the second ranked market share in HDDs and, as of the second quarter of 2018, had the second ranked market share in solid state drives, in each case as determined by number of shipments, and had a patent portfolio with more than 14,000 patents awarded worldwide. Western Digital’s products are sold through distribution, retail and direct channels. Distributors include a broad range of dealers and small consumer electronics manufacturers while retail channels include major retailers, computer super stores and warehouse clubs. Lastly, direct business consists of contract manufactures and includes data center operators and cloud infrastructure companies. Western Digital’s primary contract customers are Amazon, Facebook, IBM, Lenovo, Best Buy, Oracle, Dell and Dropbox and, as of May 6, 2019, Western Digital had a total market capitalization of approximately $14.4 billion.

Western Digital has grown both organically and through acquisitions, most notably through its $4.8 billion acquisition of Hitachi Global Storage Technologies in 2012 and its $19.0 billion acquisition of SanDisk in 2016. Western Digital products can be found in computers, smartphones, data centers, consumer electronics and other devices. In 2017, Western Digital moved its corporate headquarters from Irvine to nearby San Jose, approximately 22.0 miles from the Western Digital R&D Campus Property. Western Digital has three, five-year renewal options and one, four-year, 350-day renewal option for the fourth renewal term under its absolute net lease at the Western Digital R&D Campus Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

The following table presents certain information relating to the lease at the Western Digital R&D Campus Property:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options(4)
Western Digital(4)	BB+ / Baa3 / BB+	290,175	100.0%	$6,874,246	100.0%	$23.69	4/30/2034	4 options
Total		290,175	100.0%	$6,874,246	100.0%	$23.69

(1)	Based on the underwritten rent roll dated as of June 1, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes $200,221 of contractual rent steps through April 2020.
(4)	Western Digital has three, five-year renewal options and one four-year, 350-day renewal option remaining for the fourth renewal term under the terms of its lease with no termination options.

The following table presents certain information relating to the lease rollover schedule at the Western Digital R&D Campus Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	290,175	100.0	100.0%	6,874,246	100.0	23.69	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	290,175	100.0%		$6,874,246	100.0%	$23.69	1

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes approximately $200,221 of contractual rent steps through April 2020.

The following table presents certain information relating to historical leasing at the Western Digital R&D Campus Property:

Historical Leased %(1)

As of 6/1/2019(2)
100.0%

(1)	The borrower sponsors were not provided with any historical occupancy information.
(2)	Based on the underwritten rent roll dated as of June 1, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Western Digital R&D Campus Property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$6,674,025	$23.00
Rent Steps(4)	200,221	0.69
Reimbursements	2,002,341	6.90
Gross Potential Rent	$8,876,586	$30.59
Economic Vacancy & Credit Loss(5)	(443,829)	(1.53)
Effective Gross Income	$8,432,757	$29.06

Real Estate Taxes	$1,604,270	$5.53
Insurance	0	0.00
Management Fee	252,983	0.87
Other Operating Expenses	145,088	0.50
Total Operating Expenses	$2,002,341	$6.90

Net Operating Income	$6,430,416	$22.16
Replacement Reserves	84,151	0.29
TI/LC	263,952	0.91
Net Cash Flow	$6,082,314	$20.96

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The borrower sponsors were not provided with any historical operating statements.
(3)	Underwritten Base Rent is based on the underwritten rent roll dated as of June 1, 2019.
(4)	Represents approximately $200,221 in contractual rent steps through April 2020.
(5)	Underwritten Vacancy & Credit Loss represents the economic vacancy of 5.0%.

■	Appraisal. According to the appraisal, the Western Digital R&D Campus Property had an “as-is” appraised value of $117,090,000 as of April 4, 2019.

■	Environmental Matters. Based on the Phase I environmental reports dated March 18, 2019 and March 21, 2019 performed on each of the Western Digital R&D Campus Property’s two buildings, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the Western Digital R&D Campus Property.

■	Market Overview and Competition. The Western Digital R&D Campus Property is located in Fremont, California within the San Francisco Bay Area metropolitan statistical area. According to the appraisal, Fremont is located along the southeast edge of the San Francisco Bay, approximately 23.0 miles south of the Oakland International Airport and 38.0 miles south of downtown San Francisco. According to the appraisal, as of year-end 2018, Fremont had a population of 230,734 and a median age of 39. Also as of year-end 2018, Fremont had a 3.2% unemployment rate with the top three employment industries being Prof/Scientific/Tech Services, Manufacturing and Healthcare/Social Assistance, which collectively represent approximately 49.0% of the Fremont employment population. Primary access to the Western Digital R&D Campus Property is provided by Interstates 880 and 680.

According to a third party report, the 2018 estimated population within a one-, three- and five-mile radius of the Western Digital R&D Campus Property was 10,081, 87,533 and 190,448, respectively. According to a third party report, the 2018 average household income within a one-, three- and five-mile radius of the Western Digital R&D Campus Property was $187,375, $156,150 and $142,648, respectively. According to a third party report, the Western Digital R&D Campus Property is located in Fremont, California within the Silicon Valley research & development market (the “Silicon Valley R&D Market”). As of the fourth quarter of 2018, the Silicon Valley R&D Market had an inventory of approximately 146.6 million SF with a 7.0% vacancy rate and had positive net absorption of approximately 2.2 million SF. Also according to the appraisal, the Western Digital R&D Campus Property is located within the Fremont/Newark submarket. As of the fourth quarter of 2018, the Fremont/Newark submarket had an inventory of approximately 23.7 million SF with a 4.3% vacancy rate. As of the fourth quarter of 2018, the Fremont/Newark submarket had positive net absorption of 710,172 SF. The appraisal, which concluded to a market rent for the Western Digital R&D Campus Property of $23.00 per SF, noted six comparable research

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

& development leases within 10.0 miles from the Western Digital R&D Campus Property with base rents ranging from $14.40 per SF to $31.80 per SF.

■	The Borrower. The borrower for the Western Digital R&D Campus Whole Loan is AGNL Wafer, L.L.C., a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Western Digital R&D Campus Whole Loan. The borrower sponsors and nonrecourse carve-out guarantors are AG Net Lease III Corp. and AG Net Lease III (SO) Corp., each a subsidiary of Angelo Gordon’s AG Net Lease Realty Fund III, L.P. Angelo Gordon, founded in 1988, is a privately held alternative investment firm which manages approximately $32.0 billion across a range of credit and real estate strategies. Angelo Gordon currently has over 480 employees in offices across the United States, Europe and Asia.

■	Escrows. The borrower is required to make monthly deposits of an amount equal to 1/12 of the estimated annual real estate taxes, which requirement will be provisionally waived so long as the borrower delivers evidence to the lender that (i) no Trigger Period (as defined below) has occurred and is continuing and (ii) either the borrower or Western Digital has (a) timely paid the taxes directly to the appropriate taxing authority and (b) provided evidence of such payment to the lender. Unless the borrower maintains a blanket policy meeting the requirements of the Western Digital R&D Campus Whole Loan documents, the borrower is also required to make monthly deposits of an amount equal to 1/12 of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period, which requirement will be provisionally waived so long as the borrower delivers evidence to the lender that (i) no Trigger Period has occurred and is continuing and (ii) either the borrower or Western Digital has (a) timely paid the insurance premiums due on the policies to the issuer of the policies and (b) provided evidence of such payment to the lender. On a monthly basis, during the continuance of (i) a Trigger Period and (ii) in the event that neither the borrower nor Western Digital has diligently made the required replacements, the borrower is required to reserve approximately $7,013 for replacement reserves. The replacement reserve is not subject to a cap.

■	Lockbox and Cash Management. The Western Digital R&D Campus Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver a tenant direction letter to the existing tenant at the Western Digital R&D Campus Property directing it to remit its rent checks directly to the lender-controlled lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Western Digital R&D Campus Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Western Digital R&D Campus Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Western Digital R&D Campus Whole Loan. If such Trigger Period has been cured, the excess cash flow funds are required to be returned to the borrower.

A “Trigger Period” means a period (A) commencing upon the earliest to occur of (i) an event of default, (ii) the debt service coverage ratio falling below 1.20x for two consecutive calendar quarters or (iii) a Specified Tenant Trigger Period (as defined below) and (B) expiring upon (x) if the Trigger Period is caused solely by clause (i) above, the acceptance by the lender of a cure of such event of default, if applicable; (y) if the Trigger Period is caused solely by clause (ii) above, the debt service coverage ratio being equal to or greater than 1.20x for two consecutive calendar quarters; and (z) with respect to a Trigger Period caused by clause (iii) above, the lender’s receipt of reasonably acceptable evidence demonstrating the cure of the applicable event giving rise to the Specified Tenant Trigger Period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WESTERN DIGITAL R&D CAMPUS

A “Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) an event of default by the Specified Tenant (as defined below) under the Specified Tenant lease arising directly as result of the Specified Tenant’s failure to be in actual, physical possession of, or abandoning, the Specified Tenant space (or applicable portion thereof), (ii) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or the Specified Tenant lease failing to otherwise be in full force and effect, or (iii) any bankruptcy or similar insolvency of a Specified Tenant and (B) expiring upon (x) if the Specified Tenant Trigger Period is caused solely by clause (i) above, the lender’s receipt of satisfactory evidence that any event of default by the Specified Tenant has been cured; (y) if the Specified Tenant Trigger Period is caused solely by clause (ii) above, the Specified Tenant space being re-leased pursuant to one or more replacement leases approved by the lender in accordance with the Western Digital R&D Campus Whole Loan documents and the tenant(s) being in actual physical occupancy of their space and paying full unabated rent; and (z) with respect to a Specified Tenant Trigger Period caused by (iii) above, (a) the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to a final, non-appealable order of a court of competent jurisdiction, (b) if the Specified Tenant lease is assumed in connection with such proceedings, the bankruptcy court has issued a final order approving the Specified Tenant’s reorganization plan or (c) if the Specified Tenant lease is rejected or otherwise terminated due to any bankruptcy or insolvency proceedings, the Western Digital R&D Campus Property has been re-leased pursuant to one or more replacement leases approved by the lender in accordance with the Western Digital R&D Campus Whole Loan documents and the replacement tenant is in actual physical occupancy and paying full unabated rent.

A “Specified Tenant” means (a) Western Digital, together with any parent of affiliate thereof providing credit support or a guaranty under the applicable Specified Tenant lease or (b) any replacement tenant of Western Digital approved in accordance with the Western Digital R&D Campus Whole Loan documents.

■	Property Management. The Western Digital R&D Campus Property is self-managed by Western Digital.

■	Mezzanine or Secured Subordinate Debt. The borrower is permitted to incur mezzanine financing (the “Mezzanine Loan”) secured by the 100% direct or indirect equity ownership interest held in the borrower; provided, that certain conditions set forth in the Western Digital R&D Campus Whole Loan documents are satisfied, which include (without limitation): (i) after giving effect to the Mezzanine Loan, (a) the debt yield of the Western Digital R&D Campus Whole Loan and the Mezzanine Loan combined is equal to or greater than 8.22%, (b) the combined loan-to-value ratio is equal to or less than 64.75% and (c) the combined DSCR is equal to or greater than 1.37x; (ii) the holder of the Mezzanine Loan enters into a mezzanine intercreditor and/or standstill agreement with the lender in form and substance reasonably acceptable to the lender; and (iii) if required by the lender, a rating agency confirmation is delivered in connection with the consummation of the Mezzanine Loan.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The Western Digital R&D Campus Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Western Digital R&D Campus Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the Western Digital R&D Campus Property until the completion of restoration, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. If TRIPRA is no longer in effect, then the borrower’s requirement to cause to be maintained terrorism insurance will be capped at an insurance premium equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the Western Digital R&D Campus Whole Loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Long Island City, New York	Cut-off Date Principal Balance(3)	$35,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(2)	$221,962.62
Size (Units)	428	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 12/31/2018	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/31/2018	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2017 / NAP	Mortgage Rate(4)	4.13052%
Appraised Value(1)	$297,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60

Underwritten Revenues	$17,317,388
Underwritten Expenses	$3,379,417	Escrows(5)
Underwritten Net Operating Income (NOI)	$13,937,971	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$13,830,198	Taxes	$31,756	$7,939
Cut-off Date LTV Ratio(2)	32.0%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	32.0%	Replacement Reserves	$0	$8,981
DSCR Based on Underwritten NOI / NCF(2)	3.50x / 3.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	14.7% / 14.6%	Other(6)	$5,393,065	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior A Notes	$95,000,000	49.5%	Loan Payoff	$154,317,340	80.4%
Subordinate Notes	92,000,000	47.9	Return of Equity	26,262,207	13.7
Other Sources(7)	4,872,343	2.5	Origination Costs	5,867,975	3.1
			Upfront Reserves	5,424,821	2.8

Total Sources	$191,872,343	100.0%	Total Uses	$191,872,343	100.0%

(1)	The Appraised Value includes the present value of a 421(a) tax abatement. See “—The Mortgaged Property” below.
(2)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the ARC Apartments Senior A Notes (as defined below).
(3)	The Cut-off Date Principal Balance of $35,000,000 represents the non-controlling Note A1-A2, which is part of a larger whole loan which is evidenced by three senior pari passu notes in the aggregate original principal balance of $95,000,000, one non-controlling subordinate Note A2 with an original principal balance of $47,000,000 and one controlling subordinate Note B (which Note B is subordinate to Note A2) with an original principal balance of $45,000,000. See “—The Mortgage Loan” below.
(4)	Mortgage Rate reflects the interest rate with respect to the ARC Apartments Senior A Notes. The interest rate of the ARC Apartments Subordinate Note A2 (as defined below) is 5.10000%. The interest rate on the ARC Apartments Subordinate Note B (as defined below) is 5.90000%.
(5)	See “—Escrows” below.
(6)	Other Upfront reserves consist of $4,872,343 for the 421(a) tax reserve, $481,950 for the parking equipment funds reserve and $38,772 for the condominium reserve.
(7)	Other Sources is inclusive of the 421(a) tax reserve that was funded by a guarantor at origination.

■	The Mortgage Loan. The ARC Apartments mortgage loan (the “ARC Apartments Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in three condominium units in a 10-story building located in Long Island City, New York, comprised of: (x) a high rise multifamily property totaling 428 units, (y) 3,164 SF of ground floor retail space and (z) a 214-space attached parking garage (collectively, the “ARC Apartments Property”). The ARC Apartments Loan is part of a whole loan (the “ARC Apartments Whole Loan”) with an aggregate original principal balance and outstanding principal balance as of the Cut-off Date of $187,000,000, evidenced by three senior pari passu notes in the aggregate original principal balance of $95,000,000 (the “ARC Apartments Senior A Notes”), one non-controlling subordinate Note A2 with an original principal balance of $47,000,000 (the “ARC Apartments Subordinate Note A2”) and one controlling subordinate Note B (which Note B is subordinate to Note A2) with an original principal balance of $45,000,000 (the “ARC Apartments Subordinate Note B”). The ARC Apartments Loan is evidenced by the non-controlling Note A1-A2, with an original principal balance and an outstanding principal balance as of the Cut-off Date of $35,000,000 and represents approximately 3.8% of the Initial Pool Balance. The ARC Apartments Whole Loan was originated by CREFI and Deutsche Bank AG, New York Branch (“DBNY”) on February 8, 2019, had an original principal balance of $187,000,000 and has an outstanding principal balance as of the Cut-off Date of $187,000,000. The ARC Apartments Senior A Notes, which accrue interest at an interest rate of 4.13052% per annum, had an original principal balance of $95,000,000 and have an outstanding principal balance as of the Cut-off Date of $95,000,000. The ARC Apartments Subordinate Note A2, which accrues interest at an interest rate of 5.10000%, had an original principal balance of $47,000,000 and has an outstanding principal balance as of the Cut-off Date of $47,000,000. The ARC Apartments Subordinate Note B, which accrues interest at an interest rate of 5.90000%, had an original principal balance of $45,000,000 and has an outstanding principal balance as of the Cut-off Date of $45,000,000. The proceeds of the ARC Apartments Whole Loan were primarily used to refinance prior debt secured by the ARC Apartments Property, return equity to the borrower sponsor, pay origination costs and fund upfront reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

The table below summarizes the promissory notes that comprise the ARC Apartments Whole Loan. The relationship between the holders of the ARC Apartments Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced AB Whole Loans–ARC Apartments Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Senior Note A1-A1	$22,000,000	$22,000,000	BMARK 2019-B10	No(2)
Senior Note A1-A2(1)	35,000,000	35,000,000	GSMS 2019-GC40	No(2)
Senior Note A1-B	38,000,000	38,000,000	BMARK 2019-B10	No(2)
Total Senior Notes	$95,000,000	$95,000,000
Subordinate Note A2	47,000,000	47,000,000	SHBNPP GLOBAL PROFESSIONAL INVESTMENT TYPE PRIVATE REAL ESTATE INVESTMENT TRUST NO. 14(H)	No(2)
Subordinate Note B	45,000,000	45,000,000	SHBNPP GLOBAL PROFESSIONAL INVESTMENT TYPE PRIVATE REAL ESTATE INVESTMENT TRUST NO. 15(H)	Yes(2)
Total	$187,000,000	$187,000,000

(1)	The ARC Apartments Whole Loan was co-originated by CREFI and DBNY. CREFI is selling Senior Note A1-A2 with an original principal amount of $35,000,000.
(2)	The related whole loan is being serviced pursuant to the pooling and servicing agreement for the Benchmark 2019-B10 mortgage trust. However, so long as no control appraisal period (or similar term) with respect to Note B is continuing, the holder of Note B will be the controlling noteholder and will have the right to approve certain modifications and consent to certain actions taken with respect to the ARC Apartments Whole Loan. Pursuant to the related co-lender agreement, (i) following the occurrence (and during the continuance) of a Note B control appraisal period and for so long as a Note A2 control appraisal period is not in existence, Note A2 will be the controlling note, and (ii) following the occurrence (and during the continuance) of a Note A2 control appraisal period, Note A1-A1 will be the controlling note (which rights may be exercised by the controlling class certificate holder (or its representative or any party assigned to exercise the rights of the controlling noteholder under the pooling and servicing agreement for the Benchmark 2019-B10 mortgage trust)).

The ARC Apartments Whole Loan had an initial term of 60 months, has a remaining term of 56 months as of the Cut-off Date and requires monthly payments of interest only for the term of the ARC Apartments Whole Loan. The scheduled maturity date of the ARC Apartments Whole Loan is the due date in March 2024. Provided no event of default has occurred and is continuing, at any time after July 11, 2021, the ARC Apartments Whole Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the ARC Apartments Whole Loan documents.

Voluntary prepayment of the ARC Apartments Whole Loan is permitted on or after the due date in December 2023 without payment of any prepayment premium.

■	The Mortgaged Property. The ARC Apartments Property consists of the borrower’s interest in three condominium units and the common elements appurtenant to said units, which are contained in a 10-story building totaling 428 residential units, 3,164 SF of ground floor retail space and a 330-space attached parking garage (214 spaces of which are owned by the borrower) located in Long Island City, New York. The condominium regime at the ARC Apartments Property consists of four condominium units, three of which are owned by the borrower and one of which is not owned by the borrower (the “Non-Borrower Unit”). The units owned by the borrower have an aggregate appurtenant interest in the common elements of the condominium of 95.03%. The Non-Borrower Unit is a parking garage attached to the ARC Apartments Property, which consists of 116 parking spaces. The condominium at the ARC Apartments Property is generally controlled by a board which consists of five members and the borrower has the ability to designate four of the five members.

The multifamily portion of the ARC Apartments Property was 100.0% occupied as of December 31, 2018. The 428-unit residential portion of the ARC Apartments Property has a unit mix that includes 160 studio apartments, 195 one-bedroom units and 73 two-bedroom units. The average residential unit size at the ARC Apartments Property is approximately 610 SF and the average monthly rent is $3,200. The residential units feature wood flooring, granite countertops, stainless steel appliances, dishwashers and washers and dryers. Building amenities at the ARC Apartments Property include 24/7 lobby/concierge, roof-top swimming pool with sundeck, lounges, barbecues and bocce courts, a greenhouse for gardening and events, a fitness center, yoga studio, spin studio, basketball court, residents lounge, library, co-working and private work space, game room, golf simulator and bike storage. The residential units at the ARC Apartments Property began leasing up in October 2017 following the completion of the ARC Apartments Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

The following table presents certain information relating to the units and rent at the ARC Apartments Property:

Unit Mix(1)

Unit Type	Total # of Units	Occupancy	Average SF per Unit	% of Unit Mix	Underwritten Monthly Rent per Unit	Appraiser’s Monthly Market Rent per Unit
Studio	160	100.0%	462	37.4%	$2,668	$2,620
One-Bedroom	195	100.0	625	45.6	3,283	3,390
Two-Bedroom	73	100.0	895	17.1	4,143	4,480
Total / Wtd. Avg.	428	100.0%	610	100.0%	$3,200	$3,288

(1)	Source: Underwritten Rent Roll dated December 31, 2018.

The retail portion of the ARC Apartments Property totals 3,164 SF of ground floor space and is currently vacant, however the borrower is in the process of leasing the space.

The parking garage that is one of the condominium units owned by the borrower is comprised of 214 of the total of 330 parking spaces at the ARC Apartments Property and is part of the collateral for the ARC Apartments Whole Loan. The garage has 24-hour access and offers transient, monthly and valet parking for both tenants of the ARC Apartments Property and non-tenants. The parking garage unit owned by the borrower is managed by a third-party entity, Queens LIC Parking LLC, a subsidiary of Citizens Icon Holdings LLC.

The ARC Apartments Property benefits from a 15-year 421(a) tax abatement program (described below), which requires that all of the units at the ARC Apartments Property to be designated as rent stabilized. All units at the ARC Apartments Property are currently leased at rents that are considered to be at market level; however due to the 421(a) tax benefits, future rent increases of the apartments at the ARC Apartments Property will be regulated by rent stabilization laws determined by the NYC Rent Guidelines Board.

Tax Abatement. The ARC Apartments Property received a final certificate of eligibility for a 15-year post-construction tax abatement through the 421(a) tax abatement program of New York City (“421(a) Post Construction Benefits”). The 421(a) Post Construction Benefits tax abatement is expected to commence in July 2019 (at which time an existing three year pre-constructions 421(a) tax abatement is scheduled to expire) with respect to the 2019/2020 tax year. The abatement program allows the ARC Apartments Property’s increase in assessed value to be 100.0% tax exempt through the 2029/2030 tax year, at which point the abatement will begin to phase out by 20.0% per year until full unabated taxes will be due in the 2034/2035 tax year. Using an estimated 421(a) base assessed value of $719,407 and current tax rate of 12.751%, real estate taxes at the ARC Apartments Property were underwritten to the current abated real estate tax expense due, estimated at approximately $91,730 per annum. The estimated unabated real estate tax expense for the ARC Apartments Property is equal to approximately $4,963,074 per annum. At origination, the borrower deposited $4,872,343 into a reserve (the “421(a) Tax Reserve”), equal to the difference of the appraiser’s year-one projected stabilized unabated real estate tax expense and the underwritten real estate tax expense amount, which reserve was released to the borrower upon the borrower obtaining the final certificate of eligibility.

The following table presents certain information relating to the historical occupancy at the ARC Apartments Property:

Historical Leased %(1)

As of 12/31/2018
100.0%

(1)	Historical information prior to 2018 is unavailable because the ARC Apartments Property was built in 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the ARC Apartments Property:

Cash Flow Analysis(1)(2)

	2018(2)	Underwritten	Underwritten $ per Unit
In Place Base Rent(3)	$10,106,025	$16,434,827	$38,399
Other Income	98,017	451,606	1,055
Less: Vacancy(4)	(27,195)	(493,045)	(1,152)
Effective Gross Income - Apts.	$10,176,847	$16,393,388	$38,302
Potential Income from Commercial Vacant Space	0	151,872	355
Parking Income	530,272	924,000	2,159
Gross Potential Income – Commercial	$530,272	$1,075,872	$2,514
Less: Vacancy	0	(151,872)	(355)
Effective Gross Income – Commercial	530,272	924,000	2,159
Total Expenses	$3,235,350	$3,379,417	$7,896

Net Operating Income(5)	$7,471,768	$13,937,971	$32,565
Capital Expenditures	0	107,773	252
Replacement Reserves	0	0	0
Net Cash Flow	$7,471,768	$13,830,198	$32,314

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the Underwritten Net Cash Flow.
(2)	Historical information prior to 2018 is unavailable because the ARC Apartments Property was built in 2017.
(3)	Underwritten In Place Base Rent is based on contractual rents as of December 31, 2018.
(4)	Underwritten Vacancy represents the economic vacancy of 3.0%.
(5)	The difference between 2018 NOI and Underwritten NOI is primarily attributable to an increase in occupancy for the residential portion of the ARC Apartments Property from 72.5% (average for 2018) to 100.0% as of December 31, 2018 and increased income from parking. Through December 2018, residents paid $195 per month per space, while non-residents paid $275. Starting in January 2019, residents were charged $275 per month per space.

■	Appraisal. According to the appraisal, the ARC Apartments Property had an “as-is” appraised value of $297,000,000 as of November 9, 2018, (which includes $55,000,000 identified as the present value of the 421(a) tax abatement described under “Tax Abatement” above), the Cut-off Date LTV Ratio for the ARC Apartments Senior A Notes is 32.0% and for the ARC Apartments Whole Loan is 63.0%.

■	Environmental Matters. Based on a Phase I environmental report dated November 19, 2018, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the ARC Apartments Property.

■	Market Overview and Competition. The ARC Apartments Property is located in the western portion of the Borough of Queens on 39th Avenue between 30th and 31st Streets in Long Island City, New York. The ARC Apartments Property is located approximately 1.75 miles from Midtown Manhattan and provides access to Manhattan by subway, train, ferry, car and bicycle. Both N and Q trains are available at the 39th Avenue subway station which is located on the same block as the ARC Apartments Property. The 7, N and Q trains are available at the Queensboro Plaza station which is located one block north of the ARC Apartments Property and the E, G and M trains are available at the Court Square station which is located four blocks south of the ARC Apartments Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

The immediate neighborhood primarily consists of low to high-rise multifamily buildings as well as mixed use office and retail properties. Since 2001, commercial development in Long Island City has been increasing as the New York City Department of City Planning identified the city as a growth area with potential for development. The area has transitioned from a community consisting primarily of industrial and commercial properties to a community with a residential, hotel and retail composition. Citigroup recently completed its 486,000 SF, 16 story office tower adjacent to its existing 48 story tower in Long Island City. Additionally, the newly refurbished and redesigned New York Supreme Court building is located on Jackson Avenue, within the Court Square section of Long Island City. There has also been a retail expansion in the area including restaurants, wine shops, spas and boutiques that complements the new supply of high-end residential units.

According to the appraisal, the 2018 population and average household income of Long Island City was 37,154 and $113,448, respectively. The Long Island City population has increased by approximately 33.0% since 2010. According to the appraisal, the ARC Apartments Property is part of the Queens County multifamily submarket of New York. As of the third quarter of 2018, the Queens County multifamily submarket has a total inventory of 248 properties totaling 33,964 residential units with a 7.5% vacancy rate and average asking rents of $2,458 per month. New supply growth is anticipated to continue in Queens County and in the submarket.

The following table presents certain information relating to the primary competition for the ARC Apartments Property:

Comparable Multifamily Properties(1)

	ARC Apartments Property(1)(2)	Watermark LIC	Hayden	QLIC	ALTA	Jackson Park	Tower 28	The Forge	1 QPS Tower
Number of Stories	10	27	50	21	43	42, 44 & 53	58	33	46
Year Built	2017	2017	2017	2015	2018	2017	2017	2017	2017
Number of units	428	168	974	421	469	1,871	451	273	391
Unit size (Sq. ft.):
Studio	462	443 - 510	NAV	442	482 - 570	NAV	NAV	430 - 539	422 - 720
1-BR	625	579 - 842	NAV	608	666 - 763	NAV	NAV	594 - 998	513 - 740
2-BR	895	984 - 1,121	NAV	937	1,153	NAV	NAV	857 - 1,200	898 - 999
Rent per month:
Studio	$2,668	$2,395 - $2,630	$2,395 -$2,815	$2,019 - $2,334	$2,675 - $3,160	$2,377 - $2,774	$2,182 - $2,553	$2,420 - $3,095	$2,050 - $3,546
1-BR	$3,283	$2,678 - $3,995	$3,000 - $3,475	$2,215 -$2,884	$3,125 - $3,569	$2,797 - $3,628	$2,750 - $3,245	$3,170 - $5,050	$2,875 - $5,400
2-BR	$4,143	$4,114 - $4,585	$3,999 - $4,518	$3,074 - $3,494	$4,675 - $5,740	$3,812 - $4,975	$3,811 - $4,249	$4,160 - $6,730	$4,350 - $6,777

(1)	Source: Appraisal.
(2)	As provided by the borrower per the underwritten rent roll dated December 31, 2018.

■	The Borrower. The borrower is 30-02 Associates LLC F/K/A 30-17 Associates LLC, a Delaware limited-liability company and single purpose entity with two independent directors. The borrower is indirectly wholly owned by 30 - 02 Development JV LLC F/K/A 30-17 Development JV LLC (“JV”). JV is 49.99% owned and controlled by 39th Avenue Investor LLC F/K/A 40th Avenue Investor LLC (“39th Avenue Investor”), as managing member. 39th Avenue Investor is 90.727% owned and controlled by Sayt Master Holdco LLC. Sayt Master Holdco LLC is the non-recourse carveout guarantor for the ARC Apartments Whole Loan. The remaining 50.01% interest in JV is indirectly owned by Alert Garage Corp., a New York corporation.

Sayt Master Holdco LLC is 99% owned and controlled by David Lichtenstein and 1% owned by Shifra Lichtenstein. David Lichtenstein is the chief executive officer of The Lightstone Group, a privately held real estate company based in New York City. The Lightstone Group, which was founded in 1988, is focused on the development, management and investment in various sectors of the real estate market. The Lightstone Group has investments across 21 states, including approximately 6.0 million SF of office, retail and industrial commercial space, 11,000 residential units and 3,800 hotel keys.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

■	Escrows. At origination of the ARC Apartments Whole Loan, the borrower funded the following reserves: (i) $31,756 for real estate taxes, (ii) $4,872,343 for the 421(a) Tax Reserve, (iii) $481,950 for parking equipment reserves in connection with the anticipated purchase of parking equipment (which purchase was recently completed and the reserved funds released to the borrower) and (iv) $38,772 for a condominium reserve to be held as collateral for the ARC Apartments Whole Loan and used by the lender to pay delinquent condominium assessments. The funds in the 421(a) Tax Reserve were released to the borrower upon the borrower’s obtaining the final certificate of eligibility for the 421(a) Post-Construction Benefits.

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the ARC Apartments Whole Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $7,939) will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the then succeeding 12-month period (which reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the ARC Apartments Whole Loan documents), (iii) a replacement reserve in an amount equal to $8,981, and (iv) upon the occurrence and or during the continuance of a Trigger Period (as defined below), the borrower is required to make monthly deposits into the condominium reserve an amount equal to one-twelfth of the amount the lender estimates will be necessary for the next-ensuing 12-months of condominium assessments.

■	Lockbox and Cash Management. The ARC Apartments Whole Loan documents require a hard lockbox for retail tenants and a soft lockbox for residential tenants with springing cash management. The borrower is required to deliver tenant direction letters to each existing non-residential tenant at the ARC Apartments Property directing each such tenant to remit its rent checks directly to the lockbox. The borrower is also required to deliver a tenant direction letter to all future non-residential tenants. The borrower is required to (or is required to cause the property manager to) collect all rents from residential tenants of the ARC Apartments Property and deposit the same into a lender-controlled clearing account immediately upon receipt.

The borrower is required to deposit all revenue derived from the ARC Apartments Property into the clearing account immediately upon receipt. All funds deposited into the clearing account are required to be transferred to or at the direction of the borrower unless a Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the clearing account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the ARC Apartments Whole Loan documents which, provided no event of default is continuing, will be distributed generally in the following order for deposit into the specified accounts or for the specified purposes: tax account, insurance account (if applicable), debt service payments, condominium reserve, replacement reserve, any other amounts due to the lender, and operating expenses. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the ARC Apartments Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the ARC Apartments Whole Loan.

A “Trigger Period” will commence upon the occurrence of (i) an event of default or (ii) the interest only debt service coverage ratio on the ARC Apartments Whole Loan being less than 1.20x, and will end, (a) with respect to the event described in clause (i), upon a cure of the related event of default, and (b) with respect to the event described in clause (ii), if the interest only debt service coverage ratio on the ARC Apartments Whole Loan is at least 1.20x for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ARC APARTMENTS

■	Property Management. The ARC Apartments Property is managed by Douglas Elliman Property Management. The parking garage unit owned by the borrower is managed by a third-party entity, Queens LIC Parking LLC, a subsidiary of Citizens Icon Holdings LLC.

■	Mezzanine or Secured Subordinate Indebtedness. The ARC Apartments Subordinate Note A2, with an outstanding principal balance as of the Cut-off Date of $47,000,000, is an interest only loan and accrues interest at an interest rate of 5.10000% per annum. The ARC Apartments Subordinate Note B, with an outstanding principal balance as of the Cut-off Date of $45,000,000, is an interest only loan and accrues interest at an interest rate of 5.90000% per annum. The ARC Apartments Subordinate Note A2 is held by SHBNPP Global Professional Investment Type Private Real Estate Investment Trust No. 14(H). The ARC Apartments Subordinate Note B is held by SHBNPP Global Professional Investment Type Private Real Estate Investment Trust No.15(H).

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The ARC Apartments Whole Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the ARC Apartments Property, plus business interruption coverage in an amount equal to 100% of the projected gross income for the ARC Apartments Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $100,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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WATERFORD LAKES TOWN CENTER

T·J·maxx

ULTA

REGAL
CINEMAS
IMAX
20
15
STOP

SKECHERS
VICTORIA'S SECRET
Buckle

SuperTARGET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Orlando, Florida	Cut-off Date Principal Balance(3)	$34,918,261
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$259.78
Size (SF)	691,265	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 2/1/2019(1)	99.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/1/2019(1)	98.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1998 / NAP	Mortgage Rate	4.8600%
Appraised Value	$268,600,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
Underwritten Revenues	$22,242,309
Underwritten Expenses	$5,591,686	Escrows(4)
Underwritten Net Operating Income (NOI)	$16,650,623		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$16,288,103	Taxes	$339,161	$169,580
Cut-off Date LTV Ratio(2)	66.9%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	54.9%	Replacement Reserves	$0	$11,521
DSCR Based on Underwritten NOI / NCF(2)	1.46x / 1.43x	TI/LC	$5,000,000	$57,605
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 9.1%	Other(5)	$23,985,464	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$180,000,000	100.0%	Principal Equity Distribution	$148,515,080	82.5%
			Reserves	29,324,625	16.3
			Origination Costs	2,160,295	1.2

Total Sources	$180,000,000	100.0%	Total Uses	$180,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy of 99.2% and 98.9%, respectively, include one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

(2)	Calculated based on the aggregate outstanding principal balance of the Waterford Lakes Town Center Whole Loan.

(3)

The Cut-off Date Principal Balance of $34,918,261 represents the non-controlling note A-1-B of the $180,000,000 Waterford Lakes Town Center Whole Loan evidenced by four pari passu notes. See “—The Mortgage Loan” below.

(4)	See “—Escrows” below.

(5)	Other reserves represents a Regal Cinema reserve ($22,500,000) and an unfunded obligations reserve ($1,485,464) for various tenants.

■	The Mortgage Loan. The mortgage loan (the “Waterford Lakes Town Center Loan”) is part of a whole loan (the “Waterford Lakes Town Center Whole Loan”) consisting of four pari passu promissory notes with an aggregate original principal balance of $180,000,000 and secured by a first mortgage encumbering the borrower’s fee simple interest in an anchored retail property in Orlando, Florida (the “Waterford Lakes Town Center Property”). The Waterford Lakes Town Center Loan, which will be included in the GSMS 2019-GC40 securitization transaction, is evidenced by non-controlling note A-1-B, has an outstanding principal balance as of the Cut-off Date of $34,918,261 and represents approximately 3.8% of the Initial Pool Balance.

The Waterford Lakes Town Center Whole Loan was co-originated by Goldman Sachs Bank USA and Bank of America, N.A. (“BANA”) on April 16, 2019. The Waterford Lakes Town Center Whole Loan has an interest rate of 4.8600% per annum. The borrower utilized the proceeds of the Waterford Lakes Town Center Whole Loan to return equity to the borrower sponsor, fund reserves, and pay origination costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The Waterford Lakes Town Center Whole Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Waterford Lakes Town Center Whole Loan requires payments of interest and principal sufficient to amortize the Waterford Lakes Town Center Whole Loan over a 30-year amortization schedule. The scheduled maturity date of the Waterford Lakes Town Center Whole Loan is the due date in May 2029. Voluntary prepayment of the Waterford Lakes Town Center Whole Loan is prohibited prior to November 6, 2028. In addition, provided that no event of default under the Waterford Lakes Town Center Whole Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier to occur of (i) April 16, 2022 and (ii) the second anniversary of the closing date of the securitization into which the last piece of the Waterford Lakes Town Center Whole Loan is deposited.

The table below summarizes the promissory notes that comprise the Waterford Lakes Town Center Whole Loan. The relationship between the holders of the Waterford Lakes Town Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1-A	$55,000,000	$54,871,552	GSMS 2019-GC39	Yes
Note A-1-B	35,000,000	34,918,261	GSMS 2019-GC40	No
Note A-2-A	45,000,000	44,894,907	BANA(1)	No
Note A-2-B	45,000,000	44,894,907	BANA(1)	No
Total	$180,000,000	$179,579,626

(1)	Notes A-2-A and A-2-B are currently held by BANA and are expected to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The Waterford Lakes Town Center Property is a 691,265 SF retail center anchored by Regal Cinema, Best Buy, Jo-Ann Fabrics, and Bed Bath & Beyond. The Waterford Lakes Town Center Property is also shadow anchored by a Super Target which does not serve as collateral for the Waterford Lakes Town Center Whole Loan. The Waterford Lakes Town Center Property is 98.9% leased to 104 tenants as of February 1, 2019. The Waterford Lakes Town Center Property was built in 1998. From 2015 to 2018, the borrower sponsor invested an average of $3.4 million annually, for a total of approximately $13.6 million, into the Waterford Lakes Town Center Property for capital expenditures and tenant allowances.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Waterford Lakes Town Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Anchors
Target	A- / A2 / A	188,500	19.5%	No	$264,277	$1.40	NA	NA	NA	NA
Regal Cinema	NR / NR / NR	86,231	8.9	Yes	$2,189,463	$25.39	1/31/2020	$670,760	16.3%	2, 5-year options
Best Buy(4)	BBB / Baa1 / BBB	46,094	4.8	Yes	$940,152	$20.40	1/31/2021	NA	NA	2, 5-year options
Ashley Furniture	NR / NR / NR	45,000	4.7	No	$62,118	$1.38	NA	NA	NA	NA
LA Fitness	NR / NR / NR	41,000	4.2	No	$56,596	$1.38	NA	NA	NA	NA
Jo-Ann Fabrics(5)	NR / NR / NR	35,000	3.6	Yes	$638,499	$18.24	1/31/2024	$114	16.0%	2, 5-year options
Bed Bath & Beyond(6)	NR / Baa3 / BB+	30,616	3.2	Yes	$562,028	$18.36	1/31/2020	NA	NA	1, 5-year option
Ross Dress For Less(7)	NR / A3 / A-	30,184	3.1	Yes	$501,352	$16.61	1/31/2021	$633	2.6%	2, 5-year options
T.J. Maxx	NR / A2 / A+	30,000	3.1	Yes	$413,354	$13.78	1/31/2020	NA	NA	2, 5-year options
Total Anchors		532,625	55.2%

Junior Anchors(8)
Barnes & Noble	NR / NR / NR	23,925	2.5%	Yes	$492,782	$20.60	2/3/2020	$164	12.6%	NA
Office Max	NR / NR / NR	23,406	2.4	Yes	$419,909	$17.94	9/30/2020	NA	NA	3, 5-year options
PetSmart	NR / Caa3 / CCC	19,288	2.0	Yes	$377,698	$19.58	1/31/2021	$508	3.9%	3, 5-year options
Old Navy	NR / Baa2 / NR	15,650	1.6	Yes	$477,851	$30.53	6/30/2025	$471	6.5%	NA
Forever 21	NR / NR / NR	11,711	1.2	Yes	$388,414	$33.17	6/30/2026	$346	9.6%	NA
Chuck E Cheese’s	NR / NR / NR	11,121	1.2	Yes	$353,099	$31.75	6/30/2020	$179	17.7%	2, 5-year options
Tilly’s	NR / NR / NR	10,400	1.1	Yes	$409,095	$39.34	1/31/2027	$289	13.6%	NA
Cooper’s Hawk Winery & Restaurant	NR / NR / NR	10,320	1.1	Yes	$492,763	$47.75	4/30/2029	$546	8.7%	2, 5-year options
Ulta	NR / NR / NR	10,000	1.0	Yes	$349,075	$34.91	2/28/2029	$998	3.5%	2, 5-year options
Total Junior Anchors		135,821	14.1%

Occupied In-line(9)		289,528	30.0%	Yes	$12,456,146	$43.02
Occupied Outparcel(10)		0	0.0	No	$26,212	$0.00
Vacant Owned Spaces		7,791	0.8	Yes	$0	$0.00

Total Owned SF		691,265	71.6%
Total SF		965,765	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant Sales $ per SF/Screen are based on TTM ending January 2019, as provided by the borrower, unless otherwise stated.

(3)	Sales for Regal Cinema are on a per screen basis. The theater has 20 screens.

(4)	Best Buy has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(5)	Jo-Ann Fabrics has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(6)	Bed Bath & Beyond has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(7)	Ross Dress for Less has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(8)	Occupied junior anchors include nine tenants.

(9)	Includes one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

(10)	Occupied outparcel includes seven tenants that are not part of the collateral.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Waterford Lakes Town Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF/Screen(2)(3)	Occupancy Cost	Renewal / Extension Options
Regal Cinema	NR / NR / NR	86,231	12.5%	$1,810,851	11.5%	$21.00	1/31/2020	$670,760	16.3%	2, 5-year options
Best Buy(4)	BBB / Baa1 / BBB	46,094	6.7	737,504	4.7	16.00	1/31/2021	NA	NA	2, 5-year options
Jo-Ann Fabrics(5)	NR / NR / NR	35,000	5.1	463,750	2.9	13.25	1/31/2024	$114	16.0%	2, 5-year options
Bed Bath & Beyond(6)	NR / Baa3 / BB+	30,616	4.4	435,360	2.8	14.22	1/31/2020	NA	NA	1, 5-year option
Barnes & Noble	NR / NR / NR	23,925	3.5	388,781	2.5	16.25	2/3/2020	$164	12.6%	NA
Cooper’s Hawk Winery & Restaurant	NR / NR / NR	10,320	1.5	363,264	2.3	35.20	4/30/2029	$546	8.7%	2, 5-year options
Ross Dress for Less(7)	NR / A3 / A-	30,184	4.4	344,098	2.2	11.40	1/31/2021	$633	2.6%	2, 5-year options
Office Max	NR / NR / NR	23,406	3.4	313,640	2.0	13.40	9/30/2020	NA	NA	2, 5-year options
T.J. Maxx	NR / A2 / A+	30,000	4.3	300,000	1.9	10.00	1/31/2020	NA	NA	2, 5-year options
Tilly’s	NR / NR / NR	10,400	1.5	295,776	1.9	28.44	1/31/2027	$289	13.6%	NA
Ten Largest Owned Tenants		326,176	47.2%	$5,453,024	34.5%	$16.72
Remaining Owned Tenants(8)		357,298	51.7	10,362,249	65.5	29.00
Vacant Spaces (Owned Spaces)		7,791	1.1	0	0.0	0.00
Totals / Wtd. Avg. Tenants		691,265	100.0%	$15,815,273	100.0%	$23.14

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant Sales $ per SF/Screen are based on TTM ending January 2019, as provided by the borrower, unless stated otherwise.

(3)	Sales for Regal Cinema are on a per screen basis. The theater has 20 screens.

(4)	Best Buy has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(5)	Jo-Ann Fabrics has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(6)	Bed Bath & Beyond has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(7)	Ross Dress for Less has the right to go-dark at any time, but they are obligated to continue paying rent and otherwise perform all of their obligations under the lease.

(8)	Includes one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the Waterford Lakes Town Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	4,052	0.6	0.6%	127,508	0.8	31.47	2
2020	252,888	36.6	37.2%	5,401,352	34.2	21.36	30
2021	158,103	22.9	60.0%	3,212,649	20.3	20.32	21
2022	35,210	5.1	65.1%	1,105,745	7.0	31.40	7
2023	21,384	3.1	68.2%	793,529	5.0	37.11	8
2024	47,198	6.8	75.1%	853,799	5.4	18.09	5
2025	27,745	4.0	79.1%	556,501	3.5	20.06	4
2026	42,395	6.1	85.2%	1,110,324	7.0	26.19	8
2027	43,470	6.3	91.5%	1,079,825	6.8	24.84	9
2028	11,661	1.7	93.2%	320,962	2.0	27.52	4
2029	29,597	4.3	97.5%	962,173	6.1	32.51	4
2030 & Thereafter	9,771	1.4	98.9%	290,905	1.8	29.77	2
Vacant	7,791	1.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	691,265	100.0%		$15,815,273	100.0%	$23.14	104

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

The following table presents certain information relating to historical occupancy at the Waterford Lakes Town Center Property:

Historical Leased %(1)

	2016	2017	2018	As of 2/1/2019(2)
Owned Occupancy	98.0%	99.3%	99.5%	98.9%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

(2)	Owned occupancy of 98.9% includes one tenant, Express Fashions (9,100 SF, representing approximately 1.3% of the owned net rentable area), which has executed a lease but has not yet taken occupancy or begun paying rent. Express Fashions is anticipated to take occupancy and begin paying rent in August 2019. We cannot assure you that this tenant will take occupancy or pay rent as anticipated or at all.

Historical In-line Retail Sales(1)(2)

	2016	2017	2018
In-line Tenant (<10,000 SF) Sales per SF	$470	$464	$485

(1)	As provided by the borrower.

(2)	Sales per SF are as of December 31 unless otherwise indicated and excludes temporary tenants.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Waterford Lakes Town Center Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 2/28/2019	Underwritten(2)	Underwritten $ per SF
Base Rent	$14,839,793	$15,356,813	$15,655,403	$15,678,341	$15,815,273	$22.88
Overage / Percentage Rent	392,675	313,787	510,592	546,078	459,231	0.66
Kiosks / Temporary / Specialty	46,671	60,377	78,791	82,982	57,684	0.08
Total Reimbursement Revenue	5,742,626	6,177,051	6,341,883	6,166,885	6,380,226	9.23
Market Revenue from Vacant Units	0	0	0	0	323,867	0.47
Other Revenue	336,911	334,974	384,063	370,816	357,728	0.52
Gross Revenue	$21,358,676	$22,243,002	$22,970,732	$22,845,102	$23,394,010	$33.84
Vacancy & Credit Loss	(146,403)	(30,443)	(69,776)	(44,776)	(1,151,700)	(1.67)
Effective Gross Income	$21,212,273	$22,212,559	$22,900,956	$22,800,326	$22,242,309	$32.18

Total Operating Expenses	$4,786,004	$4,830,141	$5,119,093	$5,141,490	$5,591,686	$8.09

Net Operating Income	$16,426,269	$17,382,418	$17,781,863	$17,658,836	$16,650,623	$24.09
TI/LC	0	0	0	0	224,267	0.32
Capital Expenditures	0	0	0	0	138,253	0.20
Net Cash Flow	$16,426,269	$17,382,418	$17,781,863	$17,658,836	$16,288,103	$23.56

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of February 1, 2019 and contractual rent steps through May 31, 2020.

■	Appraisal. According to the appraisal, the Waterford Lakes Town Center Property had an “as-is” appraised value of $268,600,000 as of March 1, 2019.

■	Environmental Matters. According to a Phase I environmental report, dated March 11, 2019, there are no recognized environmental conditions or recommendations for further action at the Waterford Lakes Town Center Property.

■	Market Overview and Competition. According to the appraisal, the Waterford Lakes Town Center Property is located in the West University submarket in Orlando, Florida. The Orlando metro’s average vacancy rate is the lowest it has been in over a decade. The Waterford Lakes Town Center Property is located at the intersection of N Alafaya Trail and Waterford Lakes Parkway, which has an average daily traffic count of 59,000 vehicles per day.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

According to the appraisal, the 2018 estimated population within a one-, three- and five-mile radius was 14,749, 100,675 and 207,786, respectively. The 2018 estimated median household income within a one-, three- and five-mile radius was $44,505, $51,696 and $55,942, respectively. Population growth in the surrounding area has been strong with income levels increasing. This has a positive effect on retail and services related to real estate demand.

The following table presents certain information relating to the primary competition for the Waterford Lakes Town Center Property:

Competitive Set(1)

	4498 N Alafaya Trail	8003 Turkey Lake Road	2522 E Colonial Drive	4693 Gardens Park Blvd	504 N Alafaya Trail	570 N Alafaya Trail	1950 - 1954 W 426 Road	2410 - 2418 E Colonial Drive
City	Orlando	Orlando	Orlando	Orlando	Orlando	Orlando	Oviedo	Orlando
State	FL	FL	FL	FL	FL	FL	FL	FL
Property Type	Retail	Retail	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2008	2008	1956	2016	2006	2006	2000	1956
Total GLA	72,303	147,376	106,030	12,218	51,356	31,200	66,613	48,919
Occupancy	100%	100%	0%	100%	90%	80%	98%	100%
Major Tenants(2)	Dollar Tree, Flippers Pizzeria, Greek’s and More	Whole Foods	NAV	Thai Express	Top Top Hot Pot, Keke’s Breakfast Cafe, Abradel Beauty Supply	Rec Rooms USA, CrossFit Independence, Any Lab Test Now	NAV	NAV

(1)	Source: Appraisal.

(2)	Per a third party market research report.

■	The Borrower. The borrower is Waterford Lakes Town Center LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Waterford Lakes Town Center Whole Loan. The non-recourse carveout guarantor is Washington Prime Group, L.P.

The general partner of the non-recourse carveout guarantor is Washington Prime Group Inc. (NYSE: WPG), a retail REIT that owns, manages, acquires and develops retail properties. Washington Prime Group Inc. was formed in May 2014 following a spin-off from Simon Property Group and acquired Glimcher Realty Trust (NYSE: GRT) in January 2015. Today the company operates out of headquarters in Columbus, Ohio and an additional office in Indianapolis, Indiana.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve in the amount of approximately $339,161, (ii) a rollover reserve in the amount of $5,000,000, (iii) a tenant improvements and leasing commissions reserve in the amount of $1,485,464 relating to unfunded obligations for various tenants and (iv) a reserve in the amount of $22,500,000 in respect of the Regal Cinema space for renewing the Regal Cinema lease or reletting the Regal Cinema space.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless, in the case of insurance premiums, the borrower is maintaining a blanket policy; (ii) a tenant improvements and leasing commissions reserve in an amount equal to $57,605, if and to the extent that the aggregate amount contained in such reserve and the rollover reserve funded at origination is less than $7,500,000 (excluding termination proceeds); and (iii) a capital expenditure reserve in the amount of $11,521, if and to the extent the amount contained in such reserve is less than $500,000.

In addition, on each due date during the continuance of a Waterford Lakes Town Center Major Tenant Reserve Period, all amounts in the cash management account in excess of debt service, operating expenses and required reserves (other than the excess cash flow reserve) will be reserved in the major tenant rollover reserve for reimbursement of tenant improvements and leasing commissions with respect to the affected space.

The “Waterford Lakes Town Center Debt Yield/Reserve Conditions” mean both (i) the then current debt yield (determined on a pro-forma basis to exclude amounts paid under any lease that is subject to any of the events described in the definition of Waterford Lakes Town Center Major Tenant Event that has not already been cured and to include rents under any Waterford Lakes Town Center Qualified Major Lease entered into in accordance with the loan agreement in respect of the space demised under such excluded lease) is at least 9.62%, and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

(ii) the aggregate funds in the major tenant rollover reserve (including any termination proceeds deposited with respect to either such two Waterford Lakes Town Center Major Leases or the Regal Cinema lease) and the tenant improvements and leasing commissions reserve (excluding any amounts attributable to termination proceeds) is equal to $9,000,000.

A “Waterford Lakes Town Center Major Lease” means any lease (other than the Regal Cinema lease) that (i) when aggregated with all other leases at the Waterford Lakes Town Center Property with the same tenant (or affiliated tenants), and assuming the exercise of all expansion rights and preferential rights to lease additional space contained in such lease, is expected to demise more than 30,000 square feet, (ii) contains an option or preferential right to purchase all or any portion of the Waterford Lakes Town Center Property, (iii) is with an affiliate of the borrower as tenant, or (iv) is entered into during the continuance of an event of default under the Waterford Lakes Town Center Whole Loan.

A “Waterford Lakes Town Center Major Tenant Event” means the occurrence of any of the following: (i) with respect to any two Waterford Lakes Town Center Major Leases or with respect to the Regal Cinema lease, (a) an event of default under such lease after the passage of cure and notice periods; (b) the tenant or any guarantor of such lease is subject to a bankruptcy or similar insolvency proceeding; (c) the tenant goes dark, vacates or ceases to occupy a substantial portion of the leased premises or discontinues its operations at its leased premises for more than 90 consecutive days or more than 150 days in any 12-month period (but excluding temporary vacancies for the purpose of repair, restoration or permitted alteration), and in any such case the borrower has the right to terminate such lease, recapture the demised space or declare an event of default under such lease; or (ii) solely with respect to any two Waterford Lakes Town Center Major Leases, the tenant has not provided notice of renewal by the earlier of (a) the date required under such lease and (b) six months prior to the expiration of such lease.

A “Waterford Lakes Town Center Major Tenant Reserve Period” means each period commencing upon the occurrence of a Waterford Lakes Town Center Major Tenant Event and concluding when (1) in the case of clause (i)(a) of the definition of “Waterford Lakes Town Center Major Tenant Event”, either (A) the related event of default under each such lease has been cured or (B) the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied; (2) in the case of clause (i)(b) of the definition of “Waterford Lakes Town Center Major Tenant Event”, either (A) the applicable bankruptcy or similar insolvency proceeding has terminated and each applicable lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender or, with respect to the bankruptcy or similar insolvency proceedings of any guarantor of a lease, an acceptable replacement guarantor executes the lease guaranty or an acceptable security deposit, as approved by the lender in its reasonable discretion, is delivered to the borrower or (B) the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied; (3) in the case of clause (i)(c) of the definition of “Waterford Lakes Town Center Major Tenant Event”, the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied; and (4) in the case of clause (ii) of the definition of “Waterford Lakes Town Center Major Tenant Event”, either (A) the date on which the tenant irrevocably exercises its renewal or extension option (or otherwise enters into an extension agreement with the borrower reasonably acceptable to the lender) with respect to all of its space under such lease and in the lender’s reasonable judgment, sufficient funds have been accumulated in the major tenant rollover reserve to cover all anticipated leasing commissions and tenant improvements, free rent periods and/or rent abatement periods in connection with such renewal or extension or (B) the Waterford Lakes Town Center New Lease Conditions or the Waterford Lakes Town Center Debt Yield/Reserve Conditions have been satisfied.

The “Waterford Lakes Town Center New Lease Conditions” mean that either (i) the entirety of the related space is leased pursuant to one or more Waterford Lakes Town Center Qualified Major Leases or (ii) at least such portion of the subject space under the applicable lease or leases, as applicable, triggering a Waterford Lakes Town Center Major Tenant Event is leased pursuant to one or more Waterford Lakes Town Center Qualified Major Leases such that the aggregate contractual rents from such Waterford Lakes Town Center Qualified Major Leases is equal to or greater than the contractual rents payable under the preceding lease or leases, and in the case of either clause (i) or (ii), sufficient funds have been accumulated in the major tenant rollover reserve to cover all anticipated leasing commissions and tenant improvements, free rent periods, and/or rent abatement periods set forth in all such Waterford Lakes Town Center Qualified Major Leases and any shortfalls in required payments under the Waterford Lakes Town Center Whole Loan or operating expenses as a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

result of any anticipated down time prior to the commencement of payments under such Waterford Lakes Town Center Qualified Major Leases.

A “Waterford Lakes Town Center Qualified Major Lease” means with respect to each lease triggering a Waterford Lakes Town Center Major Tenant Event: (i) the original lease, as extended in accordance with (a) the express renewal option set forth in such lease and, with respect to which, the terms of such renewal are on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances or (b) a modification of the lease approved by the lender, or (ii) a replacement lease with a term of at least five years that is entered into in accordance with the terms of the Waterford Lakes Town Center Whole Loan and that is on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

■	Lockbox and Cash Management. The Waterford Lakes Town Center Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require that the borrower direct all tenants to deposit rents directly to a lender-controlled lockbox account. In addition, the borrower will be required to cause all cash revenues relating to the Waterford Lakes Town Center Property and all other money received by the borrower or the property manager with respect to the Waterford Lakes Town Center Property (other than tenant security deposits) to be deposited into such lockbox account or, during the continuance of a Waterford Lakes Town Center Trigger Period or event of default under the Waterford Lakes Town Center Whole Loan, a lender-controlled cash management account within two business days of receipt. On a weekly basis while no Waterford Lakes Town Center Trigger Period or event of default under the Waterford Lakes Town Center Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On a weekly basis during the continuance of a Waterford Lakes Town Center Trigger Period or an event of default under the Waterford Lakes Town Center Whole Loan, all amounts in the lockbox account are required to be remitted to the cash management account.

During the continuance of a Waterford Lakes Town Center Trigger Period or, at the lender’s discretion, during an event of default under the Waterford Lakes Town Center Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited (i) during the continuance of a Waterford Lakes Town Center Major Tenant Reserve Period, into a major tenant rollover reserve for reimbursement of tenant improvements and leasing commissions with respect to the affected space, and (ii) otherwise, into an excess cash flow reserve as additional collateral for the Waterford Lakes Town Center Whole Loan.

A “Waterford Lakes Town Center Trigger Period” means each period: (i) commencing when the debt yield (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 8.25%, and ending (provided no Waterford Lakes Town Center Major Tenant Reserve Period or event of default under the Waterford Lakes Town Center Whole Loan is continuing) when the debt yield (as calculated under the loan documents), determined as of the first day of each of two consecutive fiscal quarters, is at least 8.25%; (ii) commencing upon the borrower’s failure to deliver required annual, quarterly or monthly financial reports which failure continues for 10 business days following written notice from the lender and ending when such reports are delivered and indicate that no other Waterford Lakes Town Center Trigger Period is ongoing; (iii) during the continuance of a Waterford Lakes Town Center Major Tenant Reserve Period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

WATERFORD LAKES TOWN CENTER

■	Property Management. The Waterford Lakes Town Center Property is currently managed by Washington Prime Management Associates, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Waterford Lakes Town Center Property is required to remain managed by Washington Prime Management Associates, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower, subject to the lender’s reasonable approval (or, in the event of an event of default under the Waterford Lakes Town Center Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Waterford Lakes Town Center Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a bankruptcy petition, (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of creditors or (vi) if the property manager is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Waterford Lakes Town Center Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

159 CANAL STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$33,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$2,023.30
Size (SF)	16,310	Percentage of Initial Pool Balance		3.6%
Total Occupancy as of 10/31/2018(1)	76.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2018(1)	76.4%	Type of Security(2)		Fee Simple
Year Built / Latest Renovation	1915 / 2016	Mortgage Rate		4.2100%
Appraised Value	$56,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
		Borrower Sponsors(3)(4)		Various
Underwritten Revenues	$3,369,747
Underwritten Expenses	$566,253	Escrows
Underwritten Net Operating Income (NOI)	$2,803,495		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,784,043	Taxes	$0	$0
Cut-off Date LTV Ratio	58.9%	Insurance	$0	$0
Maturity Date LTV Ratio	58.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.99x / 1.98x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.4%	Other(5)	$994,498	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,000,000	100.0%	Loan Payoff	$30,100,750	91.2%
			Principal Equity Distribution	1,115,441	3.4
			Reserves	994,498	3.0
			Origination Costs	789,311	2.4

Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include Cathay Bank (2,380 SF, $267.43 per SF), which has executed a lease but has not yet taken occupancy. Cathay Bank is anticipated to take occupancy in September 2019. We cannot assure you that this tenant will take occupancy as anticipated or at all.
(2)	The mortgage loan documents allow for and the borrower sponsors intend to convert a portion of the 159 Canal Street property into one or more condominium units. See “Risk Factors—Risks Relating to the Mortgage Loans—Condominium Ownership May Limit Use and Improvements” in the Preliminary Prospectus.
(3)	Abraham Alan Jemal, Isaac Oved and Nathan Accad are the non-recourse carveout guarantors under the 159 Canal Street loan.
(4)	Abraham Alan Jemal, Isaac Oved and Nathan Accad are the borrower sponsors for the 159 Canal Street loan.
(5)	Other upfront reserves consist of a Cathay Bank reserve ($549,200) and a free rent reserve ($445,298).

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 159 Canal Street property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
First Republic	NR / Baa1 / A-	6,580	40.3%	$1,748,363	64.2%	$265.71	3/31/2032	2, 5-year extensions
Cathay Bank(3)	NR / NR / NR	2,380	14.6	636,480	23.4	267.43	7/1/2029	2, 5-year extensions
Da Long Yi Hot	NR / NR / NR	3,500	21.5	339,900	12.5	97.11	2/28/2034	NAP
Largest Tenants		12,460	76.4%	$2,724,743	100.0%	$218.68
Remaining Owned Tenants		0	0.0	0	0.0	0.0
Vacant Spaces (Owned Space)		3,850	23.6	0	0.0	0.0
Totals / Wtd. Avg. Tenants		16,310	100.0%	$2,724,743	100.0%	$218.68

(1)	Based on the underwritten rent roll dated October 31, 2018.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Cathay Bank has executed a lease but has not yet taken occupancy. Cathay Bank is anticipated to take occupancy in September 2019. We cannot assure you that this tenant will take occupancy as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

159 CANAL STREET

The following table presents certain information relating to the lease rollover schedule at the 159 Canal Street property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	2,380	14.6	14.6%	636,480	23.4	267.43	1
2030 & Thereafter	10,080	61.8	76.4%	2,088,263	76.6	207.17	2
Vacant	3,850	23.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	16,310	100.0%		$2,724,743	100.0%	$218.68	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 159 Canal Street property:

Historical Leased %(1)

As of 10/31/2018
76.4%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

159 CANAL STREET

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 159 Canal Street property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF(2)
Base Rental Revenue	$2,724,743	$167.06
Contractual Rent Steps	530,071	32.50
Total Reimbursement Revenue	114,933	7.05
Market Revenue from Vacant Units	654,500	40.13
Rent Abatements	0	0.00
Bad Debt	0	0.00
Gross Revenue	$4,024,247	$246.73
Vacancy Loss	(654,500)	(40.13)
Effective Gross Revenue	$3,369,747	$206.61

Real Estate Taxes	$367,596	$22.54
Insurance	69,616	4.27
Utilities	8,880	0.54
Repairs & Maintenance	1,200	0.07
Management Fee	117,941	7.23
Payroll (Office, Security, Maintenance)	1,020	0.06
Total Operating Expenses	$566,253	$34.72

Net Operating Income	$2,803,495	$171.89
Tenant Improvements	5,078	0.31
Leasing Commissions	5,078	0.31
Replacement Reserves	9,297	0.57
Net Cash Flow	$2,784,043	$170.70

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of October 31, 2018 and contractual rent steps through May 31, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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NITYA TOWER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance	$32,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$154.17
Size (SF)	207,563	Percentage of Initial Pool Balance	3.5%
Total Occupancy as of 6/5/2019(1)	85.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/5/2019(1)	85.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1982 / 2019	Mortgage Rate	4.7500%
Appraised Value	$43,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	24
Borrower Sponsor(2)	Swapnil Agarwal
Underwritten Revenues	$5,500,701
Underwritten Expenses	$2,312,371	Escrows
Underwritten Net Operating Income (NOI)	$3,188,329	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,011,852	Taxes	$465,392	$66,485
Cut-off Date LTV Ratio	73.7%	Insurance	$48,263	$8,044
Maturity Date LTV Ratio	63.4%	Replacement Reserves	$804,000	$4,324
DSCR Based on Underwritten NOI / NCF	1.59x / 1.50x	TI/LC(3)	$500,000	$20,833
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.4%	Other(4)	$680,234	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,000,000	100.0%	Loan Payoff	$24,666,623	77.1%
Principal Equity Distribution	4,282,358	13.4
Reserves	2,497,889	7.8
Origination Costs	553,130	1.7

Total Sources	$32,000,000	100.0%	Total Uses	$32,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include Natural Health Houston (5,454 SF, $30.24 per SF), which has executed a lease but has not yet taken occupancy or begun paying rent. Natural Health Houston is anticipated to take occupancy and begin paying rent in July 2019. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.
(2)	Swapnil Agarwal is the non-recourse carveout guarantor under the Nitya Tower loan.
(3)	TI/LC reserves are capped at $1,000,000.
(4)	Other upfront reserves represent deferred maintenance of $10,875 and unfunded obligations of $669,359, consisting of tenant improvements and rent abatements.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Nitya Tower property:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
GSI Environmental, Inc.	NR / NR / NR	16,552	8.0%	$510,984	10.2%	$30.87	4/30/2023	2, 5-year options
Sprott Newsom Lunceford et. Al	NR / NR / NR	10,039	4.8	311,209	6.2	31.00	6/30/2021	NAP
Global Transportation Group, LLC	NR / NR / NR	10,719	5.2	289,413	5.8	27.00	9/30/2021	1, 5-year option
Houston Medical Records, Inc.	NR / NR / NR	8,822	4.3	242,605	4.8	27.50	12/31/2023	1, 5-year option
Richard Daly & John Scott Black	NR / NR / NR	7,634	3.7	217,569	4.3	28.50	3/31/2023	NAP
Natural Health Houston(3)	NR / NR / NR	5,454	2.6	164,929	3.3	30.24	12/31/2029	1, 5-year option
Mental Health America of Greater Houston	NR / NR / NR	5,882	2.8	160,579	3.2	27.30	7/31/2023	1, 5-year option
HBW Resources, LLC	NR / NR / NR	5,601	2.7	151,451	3.0	27.04	8/31/2025	1, 5-year option
Hess Hopkins Alexander LLP	NR / NR / NR	5,788	2.8	138,912	2.8	24.00	4/30/2023	1, 5-year option
McGovern Survivor’s Trust	NR / NR / NR	4,393	2.1	127,397	2.5	29.00	3/31/2022	NAP
Largest Tenants		80,884	39.0%	$2,315,048	46.2%	$28.62
Remaining Owned Tenants		95,582	46.0	2,694,285	53.8	28.19
Vacant Spaces (Owned Space)		31,097	15.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		207,563	100.0%	$5,009,333	100.0%	$28.39

(1)	Based on the underwritten rent roll dated June 5, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Natural Health Houston has executed a lease but has not yet taken occupancy or begun paying rent. Natural Health Houston is anticipated to take occupancy and begin paying rent in July 2019. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NITYA TOWER

The following table presents certain information relating to the lease rollover schedule at the Nitya Tower property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	10,970	5.3	5.3%	317,798	6.3	28.97	7
2020	22,462	10.8	16.1%	646,977	12.9	28.80	13
2021	35,530	17.1	33.2%	1,027,630	20.5	28.92	12
2022(2)	24,821	12.0	45.2%	688,189	13.7	27.73	10
2023(3)	54,556	26.3	71.5%	1,553,066	31.0	28.47	11
2024	10,010	4.8	76.3%	293,343	5.9	29.31	6
2025	5,601	2.7	79.0%	151,451	3.0	27.04	1
2026	1,417	0.7	79.7%	9,600	0.2	6.77	1
2027	0	0.0	79.7%	0	0.0	0.00	0
2028	289	0.1	79.8%	0	0.0	0.00	1
2029	10,810	5.2	85.0%	321,280	6.4	29.72	3
2030 & Thereafter	0	0.0	85.0%	0	0.0	0.00	0
Vacant	31,097	15.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	207,563	100.0%		$5,009,333	100.0%	$28.39	65

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes a management office (1,351 SF) with no attributable UW base rent.
(3)	Includes a conference room (292 SF) with no attributable UW base rent.

The following table presents certain information relating to historical occupancy at the Nitya Tower property:

Historical Leased %(1)

2018	As of 6/5/2019
85.6%	85.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

NITYA TOWER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Nitya Tower property:

Cash Flow Analysis(1)

	2018	TTM 4/30/2019	Underwritten(2)	Underwritten $ per SF(2)
Base Rental Revenue	$4,408,076	$4,438,486	$5,009,333	$24.13
Other Rental Revenue	12,269	12,345	8,085	0.04
Total Reimbursement Revenue	180,070	189,045	176,066	0.85
Market Revenue from Vacant Units	0	0	933,151	4.50
Parking Revenue	262,175	264,455	273,440	1.32
Other Revenue	38,269	33,777	33,777	0.16
Gross Revenue	$4,900,859	$4,938,108	$6,433,852	$31.00
Vacancy Loss	0	0	(933,151)	(4.50)
Effective Gross Revenue	$4,900,859	$4,938,108	$5,500,701	$26.50

Real Estate Taxes	$771,422	$781,713	$797,814	$3.84
Insurance	93,347	93,288	96,526	0.47
Utilities	275,131	238,342	275,131	1.33
Repairs & Maintenance	584,455	616,240	616,240	2.97
Management Fee	143,455	130,763	165,021	0.80
Payroll (Office, Security, Maintenance)	270,613	286,239	286,239	1.38
Marketing	11,669	13,218	13,218	0.06
Professional Fees	11,003	11,003	11,003	0.05
General and Administrative - Direct	41,128	51,179	51,179	0.25
Total Operating Expenses	$2,202,223	$2,221,986	$2,312,371	$11.14

Net Operating Income	$2,698,636	$2,716,122	$3,188,329	$15.36
Tenant Improvements	0	0	62,293	0.30
Leasing Commissions	0	0	62,293	0.30
Replacement Reserves	0	0	51,891	0.25
Net Cash Flow	$2,698,636	$2,716,122	$3,011,852	$14.51

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on contractual rents as of June 5, 2019 and contractual rent steps through June 30, 2020.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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MGBW PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties(1)	4	Loan Seller	GACC
Location (City/State)(2)	Various	Cut-off Date Principal Balance	$20,470,000
Property Type	Industrial	Cut-off Date Principal Balance per SF	$22.47
Size (SF)	910,940	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 6/1/2019	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2019	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation(2)	Various / Various	Mortgage Rate	4.75000%
Appraised Value(2)(3)	$31,350,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsors	Edward V. LaPuma and Bryan York Colwell
Underwritten Revenues	$2,457,557
Underwritten Expenses	$347,009	Escrows
Underwritten Net Operating Income (NOI)	$2,110,548	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,889,819	Taxes	$0	$0
Cut-off Date LTV Ratio(3)	65.3%	Insurance	$0	$0
Maturity Date LTV Ratio	65.3%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF	2.14x / 1.92x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,470,000	64.7%	Purchase Price	$30,950,000	97.9%
Principal’s New Cash Contribution	11,155,240	35.3	Origination Costs	675,240	2.1

Total Sources	$31,625,240	100.0%	Total Uses	$31,625,240	100.0%

(1)	The MGBW Portfolio properties are subject to partial release as described under “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the Preliminary Prospectus.
(2)	See “Portfolio Summary” below.
(3)	The “As Portfolio” appraised value of the MGBW Portfolio properties, which assumes a bulk sale of the MGBW Portfolio properties, including excess land at the Main Plant property valued at $140,000, to a single entity is equal to $31,490,000 as of February 13, 2019. The Cut-off Date LTV ratio based on the “As Portfolio” appraised value is 65.0%. The aggregate of the individual appraised values of the MGBW Portfolio properties, excluding the excess land, is $31,350,000. The appraisals also concluded to “go dark” appraised values for each of the MGBW Portfolio properties. The sum of the “go dark” appraised values for the MGBW Portfolio properties is $20,700,000 (Main Plant: $8,050,000; NCDC: $8,750,000; MGBW TOO: $3,350,000; OMF: $550,000), which results in a Cut-off Date LTV ratio of 98.9%.

Portfolio Summary

Property Name	City	State	Year Built	Year Renovated	Allocated Loan Amount	% of Allocated Loan Amount	Total GLA	As-Is Appraised Value	UW Base Rent
Main Plant	Taylorsville	North Carolina	1998	2004	$8,190,000	40.0%	343,809	$13,350,000	$967,158
NCDC	Statesville	North Carolina	1962, 1965, 1976, 1993	2018	8,380,000	40.9	317,197	11,250,000	786,285
MGBW TOO	Hiddenite	North Carolina	1969	1972, 2005	3,350,000	16.4	183,828	5,900,000	427,194
OMF	Taylorsville	North Carolina	1986, 1991	1989, 1996	550,000	2.7	66,106	850,000	63,108
Total					$20,470,000	100.0%	910,940	$31,350,000	$2,243,745

The following table presents certain information relating to the major tenants at the MGBW Portfolio properties:

Largest Tenants Based on Underwritten Base Rent(1)

Property Name	Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Portfolio GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Main Plant	Mitchell Gold + Bob Williams	NR / NR / NR	343,809	37.7%	$967,158	43.1%	$2.81	3/8/2039	4, 5-year options
NCDC	Mitchell Gold + Bob Williams	NR / NR / NR	317,197	34.8	786,285	35.0	2.48	3/8/2039	4, 5-year options
MGBW TOO	Mitchell Gold + Bob Williams	NR / NR / NR	183,828	20.2	427,194	19.0	2.32	3/8/2039	4, 5-year options
OMF	Mitchell Gold + Bob Williams	NR / NR / NR	66,106	7.3	63,108	2.8	0.95	3/8/2039	4, 5-year options
Largest Tenants			$910,940	100.0%	$2,243,745	100.0%	$2.46
Vacant			0	0.0	0	0.0	0.00
Total / Wtd. Avg.			$910,940	100.0%	$2,243,745	100.0%	$2.46

(1)	Based on the underwritten rent rolls as of June 1, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MGBW PORTFOLIO

The following table presents certain information relating to the lease rollover schedule at the MGBW Portfolio properties, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	910,940	100.0	100.0%	2,243,745	100.0	2.46	4
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	910,940	100.0%		$2,243,745	100.0%	$2.46	4

The following table presents certain information relating to historical leasing at the MGBW Portfolio properties:

Historical Leased %(1)

Property	As of 6/1/2019(2)
Main Plant	100.0%
MGBW TOO	100.0%
NCDC	100.0%
OMF	100.0%

(1)	Based on the underwritten rent rolls as of June 1, 2019.
(2)	The MGBW Portfolio properties were acquired in a sale leaseback transaction, with The Mitchell Gold Co. (dba Mitchell Gold + Bob Williams) leasing all four MGBW Portfolio properties pursuant to a new 20-year triple net master lease covering all of the MGBW Portfolio properties.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the MGBW Portfolio properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$2,243,745	$2.46
Rent Steps(4)	44,875	0.05
Potential Income from Vacant Space	0	0.00
Gross Potential Rent	$2,288,620	$2.51
Reimbursements	298,282	0.33
Other Income	0	0.00
Total Gross Income	$2,586,902	$2.84
Economic Vacancy & Credit Loss(5)	(129,345)	(0.14)
Effective Gross Income	$2,457,557	$2.70

Total Operating Expenses	$347,009	$0.38

Net Operating Income	$2,110,548	$2.32
Replacement Reserves	136,641	0.15
TI/LC	84,088	0.09
Net Cash Flow	$1,889,819	$2.07

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	The MGBW Portfolio properties were acquired in a sale leaseback transaction in April 2019 and as a result no historical financials are available.
(3)	Underwritten Base Rent is based on the underwritten rent rolls as of June 1, 2019.
(4)	Represents contractual rent steps through March 8, 2020.
(5)	Underwritten Vacancy & Credit Loss represents an economic vacancy of 5.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 1

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties(1)	3	Loan Seller	GACC
Location (City/State)(2)	Various	Cut-off Date Principal Balance(5)	$20,000,000
Property Type(2)	Industrial	Cut-off Date Principal Balance per SF(4)	$31.33
Size (SF)	2,234,598	Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 6/1/2019	100.0%	Number of Related Mortgage Loans(6)	2
Owned Occupancy as of 6/1/2019	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation(2)	Various / NAP	Mortgage Rate	3.56500%
Appraised Value(2)(3)	$205,200,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	60
Borrower Sponsor(7)	VEREIT Real Estate, L.P.
Underwritten Revenues	$12,161,250
Underwritten Expenses	$620,709	Escrows
Underwritten Net Operating Income (NOI)	$11,540,541	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$11,205,352	Taxes	$0	$0
Cut-off Date LTV Ratio(4)	34.1%	Insurance	$0	$0
Maturity Date LTV Ratio(4)	34.1%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(4)	4.56x / 4.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(4)	16.5% / 16.0%	Other(8)	$3,557,777	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$130,250,000	63.2%	Purchase Price	$197,577,043	96.4%
Principal’s Cash Contribution	75,931,173	36.8	Origination Costs	5,046,353	2.4
Upfront Reserves	3,557,777	1.7

Total Sources	$206,181,173	100.0%	Total Uses	$206,181,173	100.0%

(1)	The Diamondback Industrial Portfolio 1 properties are subject to partial release as described under “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the Preliminary Prospectus.
(2)	See “Portfolio Summary” below.
(3)	The appraisals also concluded an aggregate “go dark” value of $139,500,000 (TJ Maxx - Philadelphia: $73,700,000, Amazon - West Columbia: $53,000,000, FedEx Ground - Menomenee Falls: $12,800,000).
(4)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the Diamondback Industrial Portfolio 1 Senior Notes (as defined below) and excludes the Diamondback Industrial Portfolio 1 Subordinate Note (as defined below).
(5)	The Diamondback Industrial Portfolio 1 loan consists of Note A-2 in the original principal balance of $20,000,000 (the “Diamondback Industrial Portfolio 1 Loan”), and is part of a whole loan evidenced by three senior pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $70,000,000 (the “Diamondback Industrial Portfolio 1 Senior Notes”), and one subordinate note with an outstanding principal balance as of the Cut-off Date of $60,250,000 (the “Diamondback Industrial Portfolio 1 Subordinate Note”, and together with the Diamondback Industrial Portfolio 1 Senior Notes, the “Diamondback Industrial Portfolio 1 Whole Loan”). The Diamondback Industrial Portfolio 1 Loan will be included in the GSMS 2019-GC40 securitization transaction. The remaining Diamondback Industrial Portfolio 1 Senior Notes are expected to be contributed to one or more future securitization transactions. The Diamondback Industrial Portfolio 1 Subordinate Note will be an asset of the GSMS 2019-GC40 trust but will not be pooled together with the other Mortgage Loans and payments of interest and principal received in respect of the Diamondback Industrial Portfolio 1 Subordinate Note will be available to make distributions in respect of eight loan specific classes of certificates only. The holder of the Diamondback Industrial Portfolio 1 Subordinate Note will have the right to appoint the special servicer of the Diamondback Industrial Portfolio 1 Whole Loan and to direct certain decisions with respect to the Diamondback Industrial Portfolio 1 Whole Loan, unless a control appraisal event exists under the related co-lender agreement; provided that after the occurrence of a control appraisal event with respect to the Diamondback Industrial Portfolio 1 Subordinate Note, the holder of the Diamondback Industrial Portfolio 1 Note A-1 will have such rights. For so long as the Diamondback Industrial Portfolio 1 Subordinate Note is included in the GSMS 2019-GC40 trust, and a control appraisal event does not exist, such rights will be exercised by the Directing Holder of the GSMS 2019-GC40 loan specific certificates.
(6)	The borrowers for the Diamondback Industrial Portfolio 1 Whole Loan are under the same ownership as the borrowers for the Diamondback Industrial Portfolio 2 Whole Loan.
(7)	The borrowers are indirectly owned 20% by VEREIT Operating Partnership, L.P. (which is 97.6% owned by VEREIT, Inc. and 2.4% owned by certain non-affiliated investors and certain former directors, officers and employees of ARC Real Estate Partners, LLC) and 80% by a Korean investment trust. The Diamondback Industrial Portfolio 1 Properties were acquired from affiliates of VEREIT, Inc. There is no non-recourse carveout guarantor or separate environmental indemnitor for the Diamondback Industrial Portfolio 1 Whole Loan.
(8)	Other escrows are for outstanding roof repair work at the TJ Maxx – Philadelphia property.

The following table presents financial information relating to the Diamondback Industrial Portfolio 1 Whole Loan:

	Cut-off Date Balance	Cumulative Balance per Room Cut-off / Balloon	Cumulative LTV Cut-off / Balloon	Cumulative UW DSCR NOI / NCF	Cumulative UW Debt Yield NOI / NCF	Cumulative UW Debt Yield at Balloon NOI / NCF
Senior Notes	$70,000,000	$31 / $31	34.1% / 34.1%	4.56x / 4.43x	16.5% / 16.0%	16.5% / 16.0%
Subordinate Note	60,250,000	58 / 58	63.5 / 63.5	2.45x / 2.38x	8.9 / 8.6	8.9 / 8.6
Whole Loan	$130,250,000	$58 / $58	63.5% / 63.5%	2.45x / 2.38x	8.9% / 8.6%	8.9% / 8.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 1

Portfolio Summary

Property Name	City	State	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW Base Rent(1)
TJ Maxx - Philadelphia	Philadelphia	Pennsylvania	$66,500,000	51.1%	1,015,500	2001	$102,100,000	$5,335,183
Amazon - West Columbia	West Columbia	South Carolina	50,750,000	39.0	1,016,148	2012	79,600,000	4,642,972
FedEx Ground - Menomonee Falls	Menomonee Falls	Wisconsin	13,000,000	10.0	202,950	2015	23,500,000	1,412,157
Total			$130,250,000	100.0%	2,234,598		$205,200,000	$11,390,312

(1)	Based on the underwritten rent roll as of June 1, 2019.

The following table presents certain information relating to the major tenants at the Diamondback Industrial Portfolio 1 properties:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Portfolio GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
TJ Maxx	NR / A2 / A+	1,015,500	45.4%	$5,335,183	46.8%	$5.25	12/31/2034	2, 7-year options
Amazon	A+ / A3 / AA-	1,016,148	45.5	4,642,972	40.8	4.57	9/30/2026	4, 5-year options
FedEx Ground	NR / Baa2 / BBB	202,950	9.1	1,412,157	12.4	6.96	7/31/2030	2, 5-year options
Largest Tenants		2,234,598	100.0%	$11,390,312	100.0%	$5.10
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		2,234,598	100.0%	$11,390,312	100.0%	$5.10

(1)	Based on the underwritten rent rolls as of June 1, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Diamondback Industrial Portfolio 1 properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	1,016,148	45.5	45.5%	4,642,972	40.8	4.57	1
2027	0	0.0	45.5%	0	0.0	0.00	0
2028	0	0.0	45.5%	0	0.0	0.00	0
2029	0	0.0	45.5%	0	0.0	0.00	0
2030 & Thereafter	1,218,450	54.5	100.0%	6,747,340	59.2	5.54	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,234,598	100.0%		$11,390,312	100.0%	$5.10	3

(1)	Calculated based on the approximate SF occupied by each tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DIAMONDBACK INDUSTRIAL PORTFOLIO 1

The following table presents certain information relating to historical leasing at the Diamondback Industrial Portfolio 1 properties:

Historical Leased %(1)

Property	2016	2017	2018	As of 6/1/2019(2)
TJ Maxx - Philadelphia	100.0%	100.0%	100.0%	100.0%
Amazon - West Columbia	100.0%	100.0%	100.0%	100.0%
FedEx Ground - Menomonee Falls	100.0%	100.0%	100.0%	100.0%

(1)	Historical occupancies are as of December 31 of each respective year unless otherwise specified.
(2)	Most Recent occupancy is based on the underwritten rent rolls as of June 1, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Diamondback Industrial Portfolio 1 properties:

Cash Flow Analysis(1)

	2016	2017	2018	Underwritten	Underwritten $ per SF
Base Rent(2)	$10,727,244	$11,077,461	$11,243,902	$11,390,312	$5.10
Credit Tenant Rent Steps(3)	0	0	0	443,349	0.20
Potential Income from Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$10,727,244	$11,077,461	$11,243,902	$11,833,660	$5.30
Reimbursements	949,928	694,413	532,533	618,348	0.28
Other Income	322,645	418,450	390,001	221,198	0.10
Total Gross Income	$11,999,817	$12,190,324	$12,166,436	$12,673,207	$5.67
Economic Vacancy & Credit Loss(4)	0	0	0	(511,956)	(0.23)
Effective Gross Income	$11,999,817	$12,190,324	$12,166,436	$12,161,250	$5.44

Real Estate Taxes(5)	$215,562	$229,018	$223,827	$238,248	$0.11
Insurance	59,073	64,808	57,304	22,076	0.01
Management Fee	0	0	0	327,128	0.15
Other Operating Expenses	699,684	409,633	352,981	33,257	0.01
Total Operating Expenses	$974,318	$703,459	$634,113	$620,709	$0.28

Net Operating Income	$11,025,499	$11,486,866	$11,532,323	$11,540,541	$5.16
Replacement Reserves	0	0	0	335,190	0.15
TI/LC	0	0	0	0	0.00
Net Cash Flow	$11,025,499	$11,486,866	$11,532,323	$11,205,352	$5.01

(1)	Certain items such as interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on the underwritten rent rolls as of June 1, 2019.
(3)	Represents straight line average rent for tenants TJ Maxx, Amazon and FedEx Ground.
(4)	Underwritten Vacancy & Credit Loss represents an economic vacancy of 4.0%.
(5)	The Amazon – West Columbia property currently receives a tax incentive via a FILOT (Fee In Lieu Of Taxes) program. See "Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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57 EAST 11TH STREET

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Property	1		Loan Seller	CREFI
Location (City/State)	New York, New York		Cut-off Date Balance(4)	$20,000,000
Property Type	Mixed Use		Cut-off Date Balance per SF(3)	$896.13
Size (SF)	61,375		Percentage of Initial Pool Balance	2.2%
Total Occupancy as of 6/1/2019(1)	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 6/1/2019(1)	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	1903 / 2018		Mortgage Rate	4.83000%
Appraised Value(2)	$92,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120
			Borrower Sponsor	Winter Properties LLC

Underwritten Revenues	$5,215,222
Underwritten Expenses	$838,283		Escrows
Underwritten Net Operating Income (NOI)	$4,376,939			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,180,356		Taxes	$276,521	$46,087
Cut-off Date LTV Ratio(2)(3)	59.8%		Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	59.8%		Replacement Reserve	$0	$1,023
DSCR Based on Underwritten NOI / NCF(3)	1.63x / 1.55x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(3)	8.0% / 7.6%		Other(5)	$9,057,308	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$55,000,000	100.0%	Loan Payoff	$21,292,976	38.7%
			Principal Equity Distribution	22,295,617	40.5
			Upfront Reserves	9,333,829	17.0
			Origination Costs	2,077,579	3.8

Total Sources	$55,000,000	100.0%	Total Uses	$55,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include WeWork (61,375 SF, $90.71 per SF) who has executed a lease but has not yet taken occupancy. WeWork is anticipated to complete its build out, take occupancy and commence paying rent in October 2019. At origination of the 57 East 11th Street Whole Loan (as defined below), the borrower sponsor reserved $6,137,500 for outstanding tenant improvements, $2,319,700 for free rent and $600,108 for outstanding leasing commissions related to WeWork. We cannot assure you that this tenant will take occupancy as anticipated or at all.
(2)	Appraised Value is based on the “as stabilized” value as of February 1, 2020, which assumes the completion of the sole tenant’s buildout at the 57 East 11th Street property. At origination of the 57 East 11th Street Whole Loan (as defined below), the borrower sponsors reserved $6,137,500 for outstanding tenant improvements, $2,319,700 for free rent and $600,108 for outstanding leasing commissions related to the sole tenant, WeWork. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based off of the “as is” value of $76,000,000 as of January 29, 2019, are both 72.4%.
(3)	Calculated based on the aggregate outstanding principal balance of the 57 East 11th Street Whole Loan.
(4)	The Cut-off Date Balance of $20,000,000 represents the controlling Note A-3, which is part of a larger whole loan evidenced by three pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $55,000,000 (the “57 East 11th Street Whole Loan”), which also consists of one non-controlling Note A-1 with an original principal balance of $15,000,000 which was contributed to the GSMS 2019-GC39 transaction, and one non-controlling Note A-2 with an original principal balance of $20,000,000 which was contributed to the Benchmark 2019-B11 securitization transaction.
(5)	The Other Upfront reserve consists of $6,137,500 for outstanding tenant improvements, $2,319,700 for a free rent reserve and $600,108 for outstanding leasing commissions all of which are related to the sole tenant, WeWork.

The following table presents certain information relating to the sole tenant at the 57 East 11th Street property:

Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
WeWork(3)	BB- / NR / B	61,375	100.0%	$5,567,280	100.0%	$90.71	10/31/2034	1, 5-year option
Largest Tenants		61,375	100.0%	$5,567,280	100.0%	$90.71
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		61,375	100.0%	$5,567,280	100.0%	$90.71

(1)	Based on the underwritten rent roll as of June 1, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	WeWork is anticipated to complete its build out, take occupancy and commence paying rent in October 2019. At origination of the 57 East 11th Street Whole Loan, the borrower sponsor reserved $6,137,500 for outstanding tenant improvements, $2,319,700 for free rent and $600,108 for outstanding leasing commissions related to WeWork. We cannot assure you that this tenant will take occupancy as anticipated or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57 EAST 11TH STREET

The following table presents the lease rollover schedule at the 57 East 11th Street property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	61,375	100.0	100.0%	5,567,280	100.0	90.71	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	61,375	100.0%		$5,567,280	100.0%	$90.71	1

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the 57 East 11th Street property:

Historical Leased %(1)

As of 6/1/2019
100.0%

(1)	The 57 East 11th Street property was recently renovated in 2018, therefore no historical information is available.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 57 East 11th Street property:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent	$5,567,280	$90.71
Reimbursements	61,375	1.00
Other Income(3)	(132,000)	(2.15)
Vacancy & Credit Loss(4)	(281,433)	(4.59)
Effective Gross Income	$5,215,222	$84.97

Real Estate Taxes	$539,919	$8.80
Insurance	20,908	0.34
Management Fee	156,457	2.55
Other Operating Expenses	121,000	1.97
Total Operating Expenses	$838,283	$13.66

Net Operating Income	$4,376,939	$71.31
TI/LC	184,308	3.00
Capital Expenditures	12,275	0.20
Net Cash Flow	$4,180,356	$68.11

(1)	Based on the underwritten rent roll as of June 1, 2019.
(2)	The 57 East 11th Street property was recently renovated in 2018, therefore no historical information is available.
(3)	Other Income includes rent credits the tenant will receive, which consists entirely of 2019 estimated cleaning expenses.
(4)	Represents the underwritten economic vacancy of 5.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware and in some cases are required to be aware of the risk retention and due diligence requirements in the European Union (the “EU Risk Retention and Due Diligence Requirements”) which apply in respect of institutional investors as defined in specified European Union Directives and Regulations (“Institutional Investors”) including: institutions for occupational retirement; credit institutions; alternative investment fund managers who manage or market alternative investment funds in the European Union; investment firms (as defined in Regulation (EU) No 575/2013 (the “CRR”)); insurance and reinsurance undertakings; and management companies of UCITS funds (or internally managed UCITS), as set out in Regulation (EU) 2017/2402 (the “Securitization Regulation”). These requirements restrict such investors from investing in securitizations unless such investors have verified that: (i) the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five percent. in the securitization determined in accordance with Article 6 of the Securitization Regulation and the risk retention is disclosed to Institutional Investors; (ii) the originator, sponsor or securitization special purpose entity (i.e., the issuer special purpose vehicle) has, where applicable, made available the information required by Article 7 of the Securitization Regulation in accordance with the frequency and modalities provided for in that Article; and (iii) where the originator or original lender is established in a non-European Union country, the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on thorough assessment of the obligor’s creditworthiness. Pursuant to Article 14 of the CRR consolidated subsidiaries of credit institutions and investment firms subject to the CRR may also be subject to these requirements.

—	Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor. Aspects of the requirements and what is or will be required to demonstrate compliance to European national regulators remain unclear. Prospective investors should make themselves aware of the EU Risk Retention and Due Diligence Requirements described above (and any corresponding implementing rules of their regulator), where applicable to them, in addition to any other applicable regulatory requirements with respect to their investment in the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with any EU Risk Retention and Due Diligence Requirements, provide information allowing a prospective investor to comply with its due diligence obligations under the EU Risk Retention and Due Diligence Requirements, or to take any other action which may be required by prospective investors for the purposes of their compliance with any EU Risk Retention and Due Diligence Requirements. Consequently, the certificates may not be a suitable investment for investors that are now or may in the future be subject to any EU Risk Retention and Due Diligence Requirements. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer your certificates or the price you may receive upon your sale of your certificates. Each investor should evaluate the impact any such non-compliance may have on it.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

—	Section 619 of the Dodd Frank Act (such statutory provision together with the implementing regulations, the “Volcker Rule”) generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the retaining sponsor or the retaining third-party purchaser will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the retaining sponsor or the retaining third party purchaser to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty of such sponsor or a material document deficiency. We cannot assure you that a sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of such sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the pooled RR Interest Owner if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” "as stabilized" or other values prospective investors should consider that those assumptions may not be accurate and that the "as stabilized" or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.
—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.
—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, a Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, a sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in the Class F, Class G-RR and Class H-RR certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the applicable mortgage loans (and, in the case of German American Capital Corporation, the trust subordinate companion loans) to the depositor (an affiliate of GSMC, one of the sponsors, one of the originators, and an initial pooled risk retention consultation party, of Goldman Sachs Bank USA, one of the originators and the initial pooled RR interest owner, and of Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans, except to the extent that any originator (or their “majority-owned affiliate” as defined in the Credit Risk Retention Rules) are expected to hold the pooled VRR interest as described in “Credit Risk Retention” in the Preliminary Prospectus. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders and the pooled RR Interest Owner. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected VRR Interest Owners and the parties expected to be designated to consult with the special servicer on their behalf as the risk retention consultation parties are each affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-226082) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.